[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report

[photos of rowers and financial chart]

VP Capital Appreciation

December 31, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover -- blank]

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

JAMES E. STOWERS, JR., STANDING, WITH JAMES E. STOWERS III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers such as high oil prices and interest rates as well as a worldwide slowdown in business investment. But it was not to
be. After a long sprint, businesses couldn't keep up the pace, and investors suffered through one of the worst years for corporate profits in recent memory.
As we closed out 2001, however, we were heartened by the resiliency markets demonstrated as they rebounded strongly in the fourth quarter.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business  community--including your American Century investment management  team --worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continued to follow their time-tested strategies, regardless of market, political, and economic conditions.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.          /s/James E. Stowers III
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statement of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
   Financial Highlights ...................................................   13
   Independent
      Auditors' Report ....................................................   14
OTHER INFORMATION
   Management .............................................................   15
   Background Information
      Investment Philosophy

                                               www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. KIM GOODWIN, CHIEF INVESTMENT OFFICER, U.S. GROWTH EQUITIES

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended December 31, 2001, a challenging period for U.S. equity investors. Though the market recouped some of its previous losses with strong fourth-quarter returns, the Dow Jones Industrial
Average was down 5.43% for the year, while the S&P 500 Index declined 11.87%, and the Nasdaq Composite Index, which represents numerous growth companies, dropped 20.80%.

     The wave of optimism that followed the Fed's first five interest rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur in 2001. Worsening economic conditions overseas lowered investors' expectations, as did signs that consumer spending, which accounts for two-thirds of  economic activity, was slowing. Finally, in late November, the National Bureau of Economic Research confirmed that the economy had indeed slipped into a recession in March.

     Although the tragic events of September 11 lingered as the year wound down, there were some encouraging signs. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way. The more upbeat mood was fed by surprisingly resilient consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new  government spending.

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth.  In this recessionary environment, we found companies showing positive trends. These included businesses benefiting from pricing power or new product cycles, along with selected providers of products and services  that consumers continue to purchase regardless of the economic climate.  The same process led us away from technology and other sectors displaying decelerating growth.

     Though uncertainty remains, we see reasons to be optimistic. After 11 cuts in 2001, the Federal Reserve's short-term interest-rate benchmark is 1.75%, a
40-year low. Further, business inventories have been reduced, fuel prices have declined, and fiscal and monetary  stimuli appear to be taking hold.

     In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong -- for example, a protracted war or negative impact on oil prices due to world events -- the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[left margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC. AFTER 11 CUTS IN
2001, THE FEDERAL RESERVE'S SHORT-TERM INTEREST-RATE BENCHMARK IS 1.75%, A
40-YEAR LOW..."

MARKET RETURNS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

S&P 500             -11.87%
S&P MIDCAP 400       -0.62%
RUSSELL 2000          2.49%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

 2     1-800-345-6488

VP Capital Appreciation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                           VP CAPITAL   S&P 500   S&P MIDCAP
                                          APPRECIATION   INDEX    400/BARRA
                                                                   GROWTH

6 MONTHS(1) ............................... -16.11%      -5.55%     -2.70%
1 YEAR .................................... -28.07%     -11.87%     -7.97%
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
3 YEARS ...................................   8.87%      -1.02%      8.95%
5 YEARS ...................................   4.08%      10.70%     17.82%
10 YEARS ..................................   5.12%      12.94%     14.49%
LIFE OF PORTFOLIO .........................   8.38%      14.88%(2)   N/A

The portfolio's inception date is 11/20/87.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 11/30/87, the date nearest the portfolio's inception for which data are available.

See pages 17-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the portfolio over 10 years, while the graph below shows the portfolio's year-by-year performance. The S&P MidCap 400/BARRA Growth Index and the S&P 500 Index are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                                               www.americancentury.com     3

VP Capital Appreciation--Performance Review
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

A COMMENTARY BY KURT STALZER AND LINDA PETERSON, PORTFOLIO MANAGERS ON THE
VP CAPITAL APPRECIATION INVESTMENT TEAM.

     VP Capital Appreciation declined 28.07% during a tumultuous year for investors. Its benchmark, the S&P MidCap 400/BARRA Growth Index, also fell, losing 7.97% for the 12 months ending December 31, 2001. The negative results came during a period in which the broad market, represented by the S&P 500, declined 11.87% and the Nasdaq Composite lost 20.80%.

UNCERTAINTY ROILS MARKET

     Uncertainty roiled the equity market during the year covered by this report. The period opened with the Federal Reserve initiating its rate-cut program to rekindle economic growth. It ended with a sentiment-driven market rally  as investors, flush with cash and encouraged by anecdotal signs of an economic recovery, plunged back into growth stocks. During the months in between, the economy deteriorated  rapidly, leading to the worst corporate earnings environment in more than 10 years. In addition to the acute economic downturn, the country faced the more formidable task of adjusting to the impact of terrorist attacks in the U.S. and the war in Afghanistan.

     Investors responded to the uncertainty by abandoning growth stocks and shifting toward the perceived safety of value issues and fixed-income investments. The pool of mid-cap growth stocks that we consider for VP Capital
Appreciation was especially hard hit, as demonstrated by the 20.15% decline in the Russell MidCap Growth Index during the past 12 months. In contrast, the
Russell MidCap Value Index gained 2.33%.

     Under these difficult conditions, we continued to seek out companies whose earnings and revenues were accelerating. This led us to reduce positions in technology and energy, which experienced slowing fundamentals, and expand our holdings in industries that met our strict growth requirements.

WEAK ECONOMY SAPS DEMAND

     The broad slowdown left few areas of the economy unscathed, but was felt particularly in the technology sector. Faced with shrinking earnings, businesses across industries slashed capital expenditures. The fall-off in demand resulted in an inventory glut and excess production capacity, and tech companies' profits fell to 20-year lows. This is best illustrated by VP Capital Appreciation's software stake, which included companies serving the financial, telecommunications, information technology, and semiconductor industries.
Companies in these arenas responded to declining profits by cutting outlays for computer software. The portfolio's holdings in hardware, electrical equipment, and semiconductor manufacturers also declined.

     Though we trimmed the portfolio's technology position, this sector was the biggest detractor to performance. Macrovision experienced strong demand for its digital copyright protection software earlier in the year, but sales plummeted as macroeconomic conditions worsened. Newport Corporation, which manufactures equipment for automating the assembly of fiber-optic components and semiconductors, also saw orders for its products fade. Both stocks were

[left margin]

PORTFOLIO AT A GLANCE
                                                12/31/01          12/31/00
NO. OF COMPANIES                                  81                60
P/E RATIO                                        35.6              43.1
MEDIAN MARKET                                    $2.90             $4.72
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $5.12             $6.52
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               149%              128%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2001
U.S. COMMON STOCKS
   AND FUTURES                                                   92.2%
FOREIGN STOCKS                                                    3.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.5%
TEMPORARY CASH INVESTMENTS                                        4.5%

Investment terms are defined in the Glossary on pages 18-19.

 4     1-800-345-6488

VP Capital Appreciation--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

eliminated from the portfolio. On the other hand, our focus on companies benefiting from new product cycles was a tangible boost to performance. For instance, Genesis Microchip experienced a surge in orders for its semiconductors that control the burgeoning technology of flat-panel displays.

     The portfolio's energy stake also declined. VP Capital Appreciation was invested mainly in mid-sized energy services firms that supported the exploration and drilling activities of large  production companies. These holdings performed well last year when energy prices were high and drilling activity peaked, but declined in 2001 as falling demand pushed petroleum and natural gas reserves back to normal levels. We reduced our stake in this area anticipating that the earnings prospects of energy services companies would deteriorate.

THE SEARCH FOR SUSTAINABLE EARNINGS

     Our search for companies with accelerating growth led to the health care sector, which replaced technology as the portfolio's largest sector commitment.
Though this area was among the few showing sustainable earnings growth during the period, it was subject to profit taking. Even fundamentally sound companies suffered as investors occasionally sold health care to invest elsewhere.
Drugmaker Genzyme bucked this trend, making a solid contribution to VP Capital
Appreciation's bottom line on the strength of market share growth by two of its key products.

     Facing a slowing economy and a cloudy corporate earnings picture, investors placed a premium on companies that had reliable sources of future revenue. In a difficult economic  environment, corporate America and governments looked to outsourcing as a way to lower costs and improve profit margins. The portfolio's top performer was Affiliated Computer Services, a company that handles accounts payable as well as loans and claims processing for its clients.

     In a similar vein, we found visible earnings growth among companies that held long-term contracts to support financial institutions' infrastructures. A good example is BISYS Group, a provider of data processing, recordkeeping, and other services to more than 11,000 banks, mutual funds, and investment-oriented companies. With administrative and information processing requirements becoming more complex, financial institutions in search of speed and efficiency are outsourcing these tasks to experts.

ECONOMY SHOWS SIGNS OF RECOVERY

     Though monetary and fiscal stimulus efforts did little to help stock market returns in the short-term, they may ultimately prove successful in reviving the economy. By the end of December, the Federal Reserve cut rates eleven times in
2001, lowering the federal funds rate to its lowest level in 40 years. Congress also lent a hand, passing a tax-cut package that produced mid-year rebates for most taxpayers. With these stimulative efforts working their way through the economy and nascent signs of a recovery showing up in some industries, we are hopeful that the pieces are in place for improved earnings growth in 2002.

     Regardless of how long it takes for the economy and stock market to regain their footing, the VP Capital Appreciation team remains fully committed to the belief that investing in companies that are growing at accelerating and sustainable rates will enable us to generate superior positive returns over time.

[right margin]

TOP TEN HOLDINGS
                                                % OF PORTFOLIO INVESTMENTS
                                                AS OF               AS OF
                                              12/31/01             6/30/01
AFFILIATED COMPUTER
     SERVICES INC.                              4.3%                 3.7%
CONCORD EFS, INC.                               2.7%                 1.7%
BISYS GROUP, INC. (THE)                         2.7%                 3.2%
HCR MANOR CARE, INC.                            2.7%                 3.6%
LOCKHEED MARTIN CORP.                           2.2%                   --
ADVENT SOFTWARE INC.                            2.2%                 2.3%
INTUIT INC.                                     2.1%                   --
MBIA INC.                                       2.1%                 1.7%
MARTIN MARIETTA
     MATERIALS, INC.                            2.1%                   --
OMNICARE, INC.                                  2.1%                 1.4%

TOP FIVE INDUSTRIES
                                               % OF PORTFOLIO INVESTMENTS
                                                AS OF               AS OF
                                              12/31/01             6/30/01
MEDICAL PROVIDERS
     & SERVICES                                10.5%                11.2%
DRUGS                                          10.4%                13.9%
INFORMATION SERVICES                           10.3%                15.0%
COMPUTER SOFTWARE                               7.1%                10.6%
FINANCIAL SERVICES                              6.2%                 8.1%

                                           www.americancentury.com         5

VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                 Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 92.5%

APPAREL amp; TEXTILES - 1.2%

   83,900  NIKE, Inc.(1)                                          $   4,718,536
                                                                  --------------

BANKS - 0.8%

   87,000  Commerce Bancorp, Inc.                                     3,422,580
                                                                  --------------

CHEMICALS - 0.9%

   88,100  Valspar Corp.                                              3,488,760
                                                                  --------------

CLOTHING STORES - 1.5%

   15,954  Children's Place Retail
              Stores, Inc. (The)(2)                                     434,986

  129,500  Ross Stores, Inc.                                          4,155,007

   48,700  Too Inc.(2)                                                1,339,250
                                                                  --------------

                                                                      5,929,243
                                                                  --------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 2.2%

   197,100  Concurrent Computer Corp.(2)                              2,927,921

   148,300  Diebold, Inc.                                             5,997,252
                                                                  --------------

                                                                      8,925,173
                                                                  --------------

COMPUTER SOFTWARE - 7.1%

  175,700  Advent Software Inc.(2)                                    8,777,093

  299,300  Compuware Corp.(2)                                         3,530,244

  203,000  Intuit Inc.(2)                                             8,690,430

   82,400  Symantec Corp.(2)                                          5,466,828

   37,900  Synopsys, Inc.(2)                                          2,238,943
                                                                  --------------

                                                                     28,703,538
                                                                  --------------

CONSTRUCTION & REAL PROPERTY - 2.1%

  182,000  Martin Marietta Materials, Inc.                            8,481,200
                                                                  --------------

CONSUMER DURABLES - 0.5%

   65,700  Furniture Brands International, Inc.(2)                    2,103,714
                                                                  --------------

DEFENSE/AEROSPACE - 4.5%

   55,350  Alliant Techsystems Inc.(2)                                4,273,020

   23,000  L-3 Communications Holdings, Inc.(2)                       2,070,000

  195,500  Lockheed Martin Corp.                                      9,123,985

   82,500  Raytheon Company                                           2,678,775
                                                                  --------------

                                                                     18,145,780
                                                                  --------------

DEPARTMENT STORES - 0.3%

   42,600  Family Dollar Stores, Inc.                                 1,277,148
                                                                  --------------

DRUGS - 10.4%

  104,500  Allergan, Inc.                                             7,842,725

   30,800  AmerisourceBergen Corp.                                    1,957,340

  105,000  Cephalon, Inc.(2)                                          7,936,424

  117,000  Enzon, Inc.(2)                                             6,584,175

   38,000  Genzyme Corp.(2)                                           2,274,490

  177,366  King Pharmaceuticals, Inc.(2)                              7,472,430

   96,000  Protein Design Labs, Inc.(2)                               3,154,080

  189,200  SICOR Inc.(2)                                              2,981,792

Shares                                                                  Value
-------------------------------------------------------------------------------

   35,401  Teva Pharmaceutical Industries
             Ltd. ADR                                             $   2,183,180
                                                                  --------------

                                                                     42,386,636
                                                                  --------------

ELECTRICAL EQUIPMENT - 1.0%

   102,400  Celestica Inc.(2)                                         4,135,936
                                                                  --------------

ELECTRICAL UTILITIES - 0.2%

   29,400  PPL Corp.                                                  1,024,590
                                                                  --------------

FINANCIAL SERVICES - 6.2%

  100,950  Ambac Financial Group, Inc.                                5,840,967

  169,500  BISYS Group, Inc. (The)(2)                                10,847,152

  161,350  MBIA Inc.                                                  8,653,201
                                                                  --------------

                                                                     25,341,320
                                                                  --------------

GROCERY STORES - 1.3%

   30,800  Albertson's Inc.                                             969,892

   202,600  Supervalu Inc.                                            4,481,512
                                                                  --------------

                                                                      5,451,404
                                                                  --------------

HOME PRODUCTS - 1.6%

   381,800  Dial Corp. (The)                                          6,547,870
                                                                  --------------

INDUSTRIAL PARTS - 2.0%

   71,700  American Standard Companies Inc.(2)                        4,892,091

  135,900  Shaw Group Inc. (The)(2)                                   3,193,650
                                                                  --------------

                                                                      8,085,741
                                                                  --------------

INDUSTRIAL SERVICES - 1.2%

   197,300  Hanover Compressor Company(2)                             4,983,798
                                                                  --------------

INFORMATION SERVICES - 10.3%

  164,500  Affiliated Computer Services Inc.(2)                      17,458,385

   62,500  Computer Sciences Corp.(2)                                 3,061,250

  339,700  Concord EFS, Inc.(2)                                      11,137,065

  113,400  Corporate Executive
              Board Co. (The)(2)                                      4,164,048

   93,400  Fair, Isaac and Co., Inc.                                  5,886,068
                                                                  --------------

                                                                     41,706,816
                                                                  --------------

INTERNET - 0.7%

   77,000  Overture Services Inc.(2)                                  2,727,725
                                                                  --------------

MEDIA - 2.2%

   93,100  Cox Radio Inc. Cl A(2)                                     2,372,188

   26,700  Entercom Communications Corp.(2)                           1,335,000

  173,800  Westwood One, Inc.(2)                                      5,222,690
                                                                  --------------

                                                                      8,929,878
                                                                  --------------

MEDICAL PRODUCTS & SUPPLIES - 5.1%

  206,300  Apogent Technologies Inc.(2)                               5,322,540

   80,600  Beckman Coulter Inc.                                       3,570,580

   30,500  Becton Dickinson & Co.                                     1,011,075

   57,500  Hillenbrand Industries, Inc.                               3,178,025

   76,300  Millipore Corp.                                            4,631,410

  172,500  STERIS Corp.(2)                                            3,151,575
                                                                  --------------

                                                                     20,865,205
                                                                  --------------

 6         1-800-345-6488                  See Notes to Financial Statements

VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 10.5%

  244,500  Apria Healthcare Group Inc.(2)                         $   6,110,055

  455,400  HCR Manor Care, Inc.(2)                                   10,797,533

  377,700  Health Management Associates, Inc.(2)                      6,949,680

  118,900  LifePoint Hospitals Inc.(2)                                4,047,951

  336,800  Omnicare, Inc.                                             8,379,584

  213,000  Province Healthcare Co.(2)                                 6,598,740
                                                                  --------------

                                                                     42,883,543
                                                                  --------------

MINING & METALS - 0.8%

   44,000  Ball Corp.                                                 3,110,800
                                                                  --------------

MOTOR VEHICLES & PARTS - 1.4%

   102,300  Harley-Davidson, Inc.                                     5,555,913
                                                                  --------------

OIL SERVICES - 4.1%

  128,000  Cooper Cameron Corp.(2)                                    5,166,080

  100,500  ENSCO International Inc.                                   2,497,425

   72,900  Global Power Equipment Group Inc.(2)                       1,097,145

  127,600  Global SantaFe Corp.                                       3,639,152

  115,600  Weatherford International, Inc.(2)                         4,307,256
                                                                  --------------

                                                                     16,707,058
                                                                  --------------

PROPERTY & CASUALTY INSURANCE - 1.2%

  145,600  Gallagher (Arthur J.) & Co.                                5,021,744
                                                                  --------------

RESTAURANTS - 1.5%

  125,500  Tricon Global Restaurants, Inc.(2)                         6,174,600
                                                                  --------------

SECURITIES & ASSET MANAGEMENT - 3.8%

   72,153  Affiliated Managers Group Inc.(2)                          5,085,343

  141,300  Investment Technology Group Inc.(2)                        5,520,591

   87,800  T. Rowe Price Group Inc.                                   3,049,733

   52,900  Waddell & Reed Financial                                   1,703,380
                                                                  --------------

                                                                     15,359,047
                                                                  --------------

SEMICONDUCTOR - 3.0%

  111,000  Genesis Microchip Inc.(2)                                  7,325,445

  121,700  Microchip Technology Inc.(2)                               4,715,267
                                                                  --------------

                                                                     12,040,712
                                                                  --------------

SPECIALTY STORES - 2.9%

   68,600  Barnes & Noble Inc.(2)                                     2,030,560

   44,700  Best Buy Co., Inc.(2)                                      3,329,255

   71,300  Dollar Tree Stores, Inc.(2)                                2,204,240

  158,100  Hollywood Entertainment Corp.(2)                           2,256,878

  115,000  Pier 1 Imports, Inc.                                       1,994,100
                                                                  --------------

                                                                     11,815,033
                                                                  --------------

TOTAL COMMON STOCKS                                                 376,051,041
   (Cost $327,190,580)                                            --------------

                                                                        Value
-------------------------------------------------------------------------------
 TEMPORARY CASH INVESTMENTS -
 SEGREGATED FOR FUTURES* -  3.0%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.57%, dated 12/31/01,
       due 1/2/02 (Delivery value $12,157,060)                    $  12,156,000
                                                                  --------------

(Cost $12,156,000)

 TEMPORARY CASH INVESTMENTS - 4.5%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.50%, dated 12/31/01,
       due 1/2/02 (Delivery value $10,400,867)                       10,400,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.57%, dated 12/31/01,
       due 1/2/02 (Delivery value $8,044,702)                         8,044,000
                                                                  --------------

TOTAL TEMPORARY CASH INVESTMENTS                                     18,444,000
    (Cost $18,444,000)                                            --------------

TOTAL INVESTMENT SECURITIES - 100.0%                               $406,651,041
    (Cost $357,790,580)                                           ==============

 EQUITY FUTURES CONTRACTS*

                         Expiration       Underlying Face       Unrealized
         Purchased          Date          Amount at Value          Gain
----------------------------------------------------------------------------
48    S&P MidCap 400        March
          Futures           2002            $12,156,000          $289,081
                                      ======================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(2) Non-income producing.

See Notes to Financial Statements              www.americancentury.com     7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS

Investment securities, at value (cost of $357,790,580) (Note 3)   $ 406,651,041

Receivable for investments sold ...............................       3,052,444

Dividends and interest receivable .............................         185,122
                                                                  -------------

                                                                    409,888,607
                                                                  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ................         553,470

Payable for investments purchased .............................       7,005,784

Payable for variation margin on future contracts ..............         177,600

Accrued management fees (Note 2) ..............................         339,742

Payable for directors' fees and expenses (Note 2) .............             311
                                                                  -------------

                                                                      8,076,907
                                                                  -------------

Net Assets ....................................................   $ 401,811,700
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ....................................................     200,000,000
                                                                  =============

Outstanding ...................................................      53,576,062
                                                                  =============

Net Asset Value Per Share .....................................   $        7.50
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................   $ 470,122,186

Accumulated net realized loss on investment
   and foreign currency transactions ..........................    (117,458,168)

Net unrealized appreciation on investments
   and translation of assets and
   liabilities in foreign currencies (Note 3) .................      49,147,682
                                                                  -------------

                                                                  $ 401,811,700
                                                                  =============

                                            See Notes to Financial Statements
 8         1-800-345-6488          See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001

INVESTMENT LOSS

Income:

Interest .....................................................    $   2,056,445

Dividends (net of foreign taxes withheld of $18,128) .........        1,139,921
                                                                  -------------

                                                                      3,196,366
                                                                  -------------

Expenses: (Note 2)

Management fees ..............................................        4,945,410

Directors' fees and expenses .................................            5,660
                                                                  -------------

                                                                      4,951,070
                                                                  -------------

Net investment loss ..........................................       (1,754,704)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain (loss) on:

Investment transactions
                                                                   (116,193,531)

Foreign currency transactions ................................            9,041
                                                                  -------------

                                                                   (116,184,490)
                                                                  -------------

Change in net unrealized appreciation on:

Investments ..................................................      (69,986,628)

Translation of assets and liabilities in foreign currencies ..             (782)
                                                                  -------------

                                                                    (69,987,410)
                                                                  -------------

Net realized and unrealized loss ...............................   (186,171,900)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations              $(187,926,604)
                                                                  =============

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Increase (Decrease) in Net Assets

                                                                              2001                  2000
                                                                              ----                  ----

OPERATIONS

Net investment loss ..............................................      $   (1,754,704)       $    (2,355,832)

Net realized gain (loss) .........................................        (116,184,490)           198,435,542

Change in net unrealized appreciation ............................         (69,987,410)          (152,859,525)
                                                                   --------------------     --------------------

Net increase (decrease) in net assets resulting from operations ..        (187,926,604)            43,220,185
                                                                   --------------------     --------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains ..........................................        (196,755,584)           (22,505,925)
                                                                   --------------------     --------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ........................................         156,536,269          1,124,125,024

Proceeds from reinvestment of distributions ......................         196,755,584             22,505,925

Payments for shares redeemed .....................................        (283,652,873)        (1,057,753,106)
                                                                   --------------------     --------------------

Net increase in net assets from capital share transactions .......          69,638,980             88,877,843
                                                                   --------------------     --------------------

Net increase (decrease) in net assets ............................        (315,043,208)           109,592,103

NET ASSETS

Beginning of period ..............................................         716,854,908            607,262,805
                                                                   --------------------     --------------------

End of period ....................................................        $401,811,700           $716,854,908
                                                                   ====================     =====================

TRANSACTIONS IN SHARES OF THE FUND

Sold .............................................................          17,302,798             69,464,969

Issued in reinvestment of distributions ..........................          21,934,846              1,188,275

Redeemed .........................................................         (31,084,398)           (66,145,989)
                                                                   --------------------     --------------------

Net increase .....................................................           8,153,246              4,507,255
                                                                   ====================     =====================

                                             See Notes to Financial Statements
 10         1-800-345-6488          See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund
(the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment  securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on  investments, respectively.

    Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign  currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign  currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions. There were no open forward foreign currency exchange contracts at December 31, 2001.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures  contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under  provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

                                               www.americancentury.com     11

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $107,587,478 (expiring in 2009), which may be used to offset  future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $6,268,892. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for each class of the fund is as follows:

FUND AVERAGE NET ASSETS
===============================================================================
First $500 million ................................................... 1.00%
Of the next $500 million ............................................. 0.95%
Over $1 billion ...................................................... 0.90%

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the  distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, totaled $682,376,605 and
$767,721,487, respectively.

    On December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes  was as follows:

            Gross Appreciation                         $57,094,965
            Gross Depreciation                         (11,547,241)
                                                   ------------------
            Net                                         $45,547,724
                                                   ==================
            Federal Tax Cost                           $361,103,317
                                                   ==================

    The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable to the tax deferral of losses on wash sales.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement  with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line  during the year ended December 31, 2001.

5. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The fund distributed $123,555,446 during the fiscal year ended December 31,
2001 as capital gain dividends, all of which was  designated as a 20% rate gain distribution.

 12     1-800-345-6488

VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------

                                                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                      2001          2000          1999          1998          1997
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .............  $15.78        $14.84         $9.02         $9.68        $10.24
                                                   --------      --------      --------      --------      --------

Income From Investment Operations

  Net Investment Loss ............................   (0.03)        (0.05)        (0.05)        (0.01)        (0.05)(1)

  Net Realized and Unrealized Gain (Loss) ........   (3.64)         1.47          5.87         (0.17)        (0.30)
                                                   --------      --------      --------      --------      --------

  Total From Investment Operations ...............   (3.67)         1.42          5.82         (0.18)        (0.35)
                                                   --------      --------      --------      --------      --------

Distributions

  From Net Realized Gains ........................   (4.61)        (0.48)           --         (0.48)        (0.21)
                                                   --------      --------      --------      --------      --------

Net Asset Value, End of Period ...................   $7.50        $15.78        $14.84         $9.02         $9.68
                                                   ========      ========      ========      ========      ========

  Total Return(2) ................................  (28.07)%        9.03%        64.52%        (2.16)%       (3.26)%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...  1.00%       0.98%         1.00%         1.00%          1.00%

Ratio of Net Investment Loss to Average Net Assets ..(0.35)%     (0.31)%       (0.41)%       (0.07)%        (0.53)%

Portfolio Turnover Rate .............................   149%        128%          119%          206%           107%

Net Assets, End of Period (in thousands) .......... $401,812    $716,855      $607,263      $448,701       $593,698

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com     13

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Captial Appreciation Fund, (the
"Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

 14     1-800-345-6488

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, APPLIED INDUSTRIAL TECHNOLOGIES, INC., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, MIDWEST
RESEARCH INSTITUTE

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, MIDWEST RESEARCH INSTITUTE
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, PUBLIC
SERVICE COMPANY OF COLORADO

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET INC., HATHAWAY
CORPORATION and J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------
DONALD H. PRATT (63)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, BUTLER
MANUFACTURING COMPANY

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, BUTLER MANUFACTURING COMPANY;
Director, ATLAS-COPCO, NORTH  AMERICA INC.
-------------------------------------------------------------------------------
GALE E. SAYERS (58)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, SAYERS COMPUTER SOURCE

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, SPRINT CORPORATION

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST SYSTEMS, INC.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, AMERICAN ITALIAN PASTA COMPANY

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                               www.americancentury.com     15

Management
--------------------------------------------------------------------------------

                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, JANUS COMPANIES (1990 to 1997)
-------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, AMERICAN CENTURY EMPLOYEE BENEFIT SERVICES,
INC. (January 2000 to December 2000); Treasurer, AMERICAN CENTURY EMPLOYEE
BENEFIT SERVICES, INC. (December 2000 to present); Treasurer, AMERICAN CENTURY
VENTURES, INC. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

 16     1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios accelerating growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the  performance of the fund. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic  common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks  and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P MIDCAP 400 represents the medium capitalization sector of the U.S.
market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's and BARRA. The index divides the S&P MidCap 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P MidCap 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P
500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance  of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP
VALUE INDEX measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

[right margin]

PORTFOLIO MANAGERS
  VP Capital Appreciation
       KURT STALZER
       LINDA PETERSON, CFA

                                               www.americancentury.com     17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 13.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.5 billion and $10.3 billion. This is
Lipper's  market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market  fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization  breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 18     1-800-345-6488

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                               www.americancentury.com     19

Notes
--------------------------------------------------------------------------------

 20     1-800-345-6488

[inside back cover -- blank]

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

0202                                 American Century Investment Services, Inc.
SH-ANN-28523                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Annual Report

[photo of rowers]

VP Income & Growth

December 31, 2001                 [american century logo and text logo (reg.sm)]

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced unprecedented political, economic, and financial events during 2001. The turmoil created an atmosphere of caution and uncertainty for
U.S. citizens and investors. The terrorist attacks changed America's place in the world, and a recession further challenged our resolve and resources.

     The September 11 terrorist attacks tested America's strength and reaffirmed our confidence in the nation's ability to adapt to new circumstances. Many things have changed, but some have stayed the same--our country still has a $10 trillion economy, low interest rates, and some of the biggest and most competitive companies in the world. And the tide finally seems to be shifting for the better--the economy is showing some signs of stability, and investors are starting to look past the present to an economic recovery in 2002. That's a good sign because optimism about the future is among the forces that make our economy and stocks forge ahead.

     From an investment perspective,  the last two years have reinforced the importance of maintaining a diversified portfolio. VP Income & Growth outperformed the S&P 500 by adhering to its diversified investment strategy. The management team discusses market events and investment themes beginning on page
3.

     Through all the uncertainty, nothing  has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     You can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INCOME & GROWTH

   Five Largest Overweights
      and Underweights ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   17
   Independent Auditors'
      Report ..............................................................   18
OTHER INFORMATION
   Management .............................................................   19
   Share Class Information ................................................   21
   Background Information
      Investment Philosophy
         and Policies .....................................................   22
      Comparative Indices .................................................   22
      Investment Team
         Leaders ..........................................................   22
   Glossary ...............................................................   23

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   Investors hoped for an economic rebound in 2001, but the economy didn't cooperate, and the ten-year economic boom came to an end.

*   To help the sluggish economy, the Federal Reserve cut short-term interest rates 11 times to a 40-year low.

*   A recession in corporate profits eroded stock prices throughout the year.
    Stocks hit three-year lows in September, then bounced as investors hoped for a recovery in 2002.

*   The market's preference for value-oriented stocks continued for the second straight year. Cheaper was better throughout the entire stock market--small-, medium-, and large-company value stocks outperformed growth shares.

VP INCOME & GROWTH

*   VP Income & Growth posted a negative return, but held its value better than the S&P 500, the portfolio's benchmark. (See page 4 for performance comparisons.)

*   The portfolio's tilt toward value-oriented stocks and its focus on dividends worked well during 2001. Diversification across many industries also helped the portfolio stay in balance with the index.

*   Strong stock selection in the energy and financial sectors enhanced the portfolio's performance. Avoiding some of the biggest losers in tech also helped.

*   The management team will continue to pick stocks with its disciplined investment process.

[left margin]

              VP INCOME & GROWTH(1)
    TOTAL RETURNS:                AS OF 12/31/01
       6 Months ......................... -4.72%(2)
       1 Year ........................... -8.35%
    INCEPTION DATE:                     10/30/97
    NET ASSETS:                   $701.3 million

(1) Original class.

(2) Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 23-24.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

U.S. ECONOMY: RECESSION

     The biggest economic expansion since World War II came to an end in 2001, as the economy lapsed into a recession. The previous year's rate hikes by the
Federal Reserve, high energy prices, and the bursting of the tech bubble proved to be too much for the economy to handle.

     Consumer spending--the U.S. economy's main engine--kept the economy afloat for most of the year. Business spending fell with corporate profits, while government spending ticked up to compensate for broad-based economic weakness.

     The technology and manufacturing sectors wilted under weak demand and severe profit pressure, as both sectors shed hundreds of thousands of jobs. That pushed the unemployment rate from a 30-year low of 4.0% at the beginning of the year to a six-year high of 5.8% at the end of 2001.

     Natural gas and oil prices slumped along with worldwide demand. Lower energy prices took some pressure off of consumer finances.

U.S. LEADERS RESPOND

     The Federal Reserve provided monetary stimulus, cutting short-term interest rates 11 times to a 40-year low. For its part, Congress cut taxes and passed emergency spending, but failed to agree on a fiscal stimulus package.

STOCKS UNDER PRESSURE

     The U.S. stock market's performance reflected one of the worst corporate profit slumps in history. But the overall decline in stock prices could have been a lot worse when we consider what the markets withstood during 2001--the destruction of the world's financial center, war, recession, fallout from tech mania, several high-profile bankruptcies, and a severe global downturn. Stocks hit three-year lows in September, but bounced late in the year, as optimism about a future economic rebound ignited an impressive rally.

ATTENTION BARGAIN SHOPPERS

     In a repeat of 2000, investors paid more attention to the price tags on stocks--they sold the highest-priced growth stocks and bought low-priced value shares. Cheaper was better throughout the entire stock market--small-, medium-, and large-company value stocks outperformed growth shares. The search for value in the marketplace focused on many small- and medium-sized companies whose stocks looked relatively cheap after the late '90s run-up in blue-chips. As a result, smaller companies outperformed larger companies for the second straight year.

[right margin]

"CHEAPER WAS BETTER THROUGHOUT THE ENTIRE STOCK MARKET--SMALL-, MEDIUM-,
AND LARGE-COMPANY VALUE STOCKS OUTPERFORMED GROWTH SHARES."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

S&P 500                   -11.87%
     Value                -11.71%
     Growth               -12.73%

S&P MIDCAP 400             -0.62%
     Value                  7.14%
     Growth                -7.97%

S&P SMALLCAP 600            6.51%
     Value                 13.10%
     Growth                -1.18%

NASDAQ COMPOSITE          -20.80%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 22.
STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2001

Source: Lipper Inc.

                                                  www.americancentury.com      3

VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                             ORIGINAL CLASS (INCEPTION 10/30/97)
                                                     VP              S&P 500
                                             INCOME & GROWTH
================================================================================
6 MONTHS(1) ...................................... -4.72%              -5.55%
1 YEAR ........................................... -8.35%             -11.87%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......................................... -1.12%              -1.02%
LIFE OF PORTFOLIO ................................  6.93%               7.33%

(1) Returns for periods less than one year are not annualized.

See pages 21-23 for information about share classes, returns, and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. The graphs are based on original class shares only; performance for other classes will vary due to differences in fee structures. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED DECEMBER 31)

* From 10/30/97 (the portfolio's inception date) to 12/31/97. Not annualized.

4      1-800-345-6488

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind (above left) and Kurt Borgwardt, portfolio managers on the VP Income & Growth investment team.

HOW DID VP INCOME & GROWTH PERFORM IN 2001?

     The portfolio returned -8.35%, outperforming the S&P 500's -11.87%
return.* The portfolio's absolute return was negative due to the poor performance of the technology, telecommunications, health care, and financial sectors. But relative to the S&P 500, the portfolio held its value quite well. With that in mind, this was VP Income & Growth's best year of performance relative to  the index.

WHY DID THE PORTFOLIO HOLD ITS VALUE BETTER THAN THE S&P 500?

     Here's one way to think of it--the companies in the VP Income & Growth portfolio were on average a little heavier on earnings, and a little lighter on risk compared with the S&P 500.

     First off, our stock selection universe is about twice the size of the
S&P 500. That allowed us to have risk characteristics that were similar to
The S&P 500, while broadening our search for fundamentally strong stocks.

     Some other aspects of the portfolio's structure helped too--its value orientation, focus on dividend-paying stocks, and slightly lower beta (a measure of volatility) were all good factors in a down market. But in the end, the portfolio's performance came down to picking stocks that outperformed the
S&P 500.

WHERE WERE YOUR MOST SUCCESSFUL  STOCK PICKS?

     Stock selection was strongest among energy, financial, and technology stocks, three sectors that account for about  half of the S&P 500's total market capitalization. VP Income & Growth held overweights in the strongest performers across a wide array of industries--companies like Sears Roebuck,
Ultramar Diamond Shamrock, Bank of America, and Johnson & Johnson.

LET'S START WITH ENERGY STOCKS. HOW DID YOU LIMIT THE PORTFOLIO'S EXPOSURE TO
DECLINING OIL AND GAS PRICES?

     As oil prices fell about 30% during the year, we invested in energy stocks that were less leveraged to the price  of oil. That meant we focused on large, diversified oil companies like Occidental Petroleum, while minimizing exposure to drilling and service companies like Halliburton, Schlumberger, and Nabors.
Drilling and service stocks took a hit this year as oil prices slipped, while big oil companies held up much better.

     We also invested in refiners that we found attractive in terms of stock valuations. Although falling gas prices hurt their revenues, refiners held up relatively well because the cost of production--the price of oil--also fell, allowing refiners to hang on to some profits. The refining industry has also benefited from a wave of business consolidation and productivity gains.

* All portfolio returns referenced in this interview are for original class shares.

[right margin]

"VP INCOME & GROWTH HELD OVERWEIGHTS IN THE STRONGEST PERFORMERS ACROSS
A WIDE ARRAY OF INDUSTRIES--COMPANIES LIKE SEARS ROEBUCK, ULTRAMAR DIAMOND
SHAMROCK, BANK OF AMERICA, AND JOHNSON & JOHNSON."

PORTFOLIO AT A GLANCE
                           12/31/01      12/31/00
NO. OF COMPANIES             249           257
P/E RATIO                    25.0          26.0
PORTFOLIO TURNOVER           56%           58%

Investment terms are defined in the Glossary on pages 23-24.

                                                 www.americancentury.com      5

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID FINANCIAL STOCKS PERFORM?

     Financial stocks are very closely tied to the fate of the stock market, so their prices headed south with the broader market during the year.

     Some of the portfolio's biggest overweight positions among financial stocks--Bank of America, Citigroup, and Fleet Boston--held up relatively well because their businesses are broadly diversified, and their stocks traded at attractive prices.

     We also avoided Charles Schwab--one of the hardest hit brokerage stocks--
and preferred to focus on Wall Street securities firms like Lehman Brothers,
Morgan Stanley Dean Witter, and Bear Stearns. Those firms have meaningful fixed-income businesses, so the bond market's strength helped support their share prices during the year.

HOW DID YOU APPROACH THE TECHNOLOGY SECTOR?

     Very cautiously. High valuations and anemic demand plagued technology stocks during the year. We held an underweight position in tech because the sector was just too expensive considering the severe drop in business spending.
That helped the portfolio relative to the S&P 500 because the index's losses in tech were bigger than the portfolio's.

     We stayed away from Lucent and Tellabs for the entire year--those stocks got crushed as the companies suffered from weak telecom spending and loose lending practices.

     We also limited our exposure to the highest-priced tech darlings--Cisco,
Nortel, EMC Corp., Sun, Intel, and Microsoft. On the whole, minimizing those holdings helped the portfolio's performance, even though Intel and Microsoft posted gains during the year.

     Microsoft bucked the sector's negative trend by rolling out Windows 2000 and settling some of its legal problems. Intel started selling its new Pentium processor and invested heavily in state-of-the-art manufacturing equipment.
Investors liked those developments and began piling into Intel shares late in the year when chip sales started to recover. We held Microsoft and Intel, but the stocks had a bigger place in the S&P 500 than in VP Income & Growth, which limited the portfolio's strong relative performance in the tech sector.

     There were only a handful of tech stocks in the S&P 500 that posted a positive return. We found one of the winners--NVIDIA. The company makes the chips for Microsoft's X-box game system. Microsoft's entry into the video-game market was well received--consumers snapped up the X-box, and NVIDIA's chip sales soared. That helped send NVIDIA's stock on a strong run, finishing the year as one of the best-performing stocks in the S&P 500.

WHAT OTHER STOCKS PERFORMED WELL DURING THE YEAR?

     Consumer cyclicals rose, defying most investors' expectations. In a recession, consumer spending usually falls as people focus on repaying debts.
This time around, consumers didn't seem  as worried--spending stayed strong despite layoffs, and indebtedness actually increased.

[left margin]

"WE ALSO LIMITED OUR EXPOSURE TO THE HIGHEST-PRICED TECH DARLINGS--CISCO,
NORTEL, EMC CORP., SUN, INTEL, AND MICROSOFT."

TOP TEN HOLDINGS
                           % OF PORTFOLIO INVESTMENTS
                               AS OF        AS OF
                             12/31/01      6/30/01
CITIGROUP INC.                 3.5%         3.5%
GENERAL ELECTRIC CO.           3.1%         3.4%
MICROSOFT CORP.                2.8%         2.6%
PFIZER, INC.                   2.7%         2.5%
BANK OF AMERICA CORP.          2.6%         1.7%
VERIZON
     COMMUNICATIONS            2.1%         1.8%
INTERNATIONAL BUSINESS
     MACHINES CORP.            2.1%         1.7%
EXXON MOBIL CORP.              2.1%         2.4%
OCCIDENTAL PETROLEUM
     CORP.                     1.7%         1.5%
AOL TIME WARNER INC.           1.6%         2.3%

6      1-800-345-6488

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our focus was on picking fundamentally strong stocks in the sector, and that paid off. Our best stock pick--the position that added the most value relative to the S&P 500--was Sears Roebuck. Its shares were very cheap compared with other department stores. We liked Sears Roebuck because the company was undervalued even though there were several trends working in its favor. First, the company derives most of its sales from hardware, which tends to sell well when people are buying homes. Second, the company generates the majority of its operating  income from its credit card business, which was very well managed. They did an excellent job of controlling credit risk, while the weak economy revealed cracks in many other credit card lenders. Our other department store picks--Federated and May--were also undervalued, and the market came to appreciate their strong fundamentals.

     Stock selection worked well among homebuilders. The Fed's interest rate cuts helped the housing market maintain its strength. We owned homebuilders like
Lennar, KB Home, and Centex. Many analysts seemed to be waiting for homebuilding to lose steam along with the economy, but it never did. Those stocks posted better and better earnings, and investors kept bidding the stocks higher.

WHERE DID STOCK SELECTION FACE THE  MOST DIFFICULTY?

     Telecommunications stocks weighed on VP Income & Growth relative to the index.  Some of our picks in the wireless industry--Aether Systems and Leap
Wireless--didn't pan out. In addition, we didn't hold Sprint PCS, which was one of the few wireless stocks that rose during the year. The portfolio's holdings in long-distance companies--an overweight in WorldCom and an underweight in
Sprint--held the portfolio back somewhat.

     We also held overweights in the regional bells--Verizon Communications and
SBC Communications--because their relatively low share prices and high dividend yields were attractive. Those stocks declined late in the year, as the companies pulled back from their expansion into Internet services, reducing their long-term growth potential.  We still hold overweights in those stocks because the reasons we bought them are still in place--low prices and attractive yields.

THAT COVERS LAST YEAR. WHAT'S AHEAD  FOR STOCKS?

     The stock market's performance will depend largely on the speed and strength of the economic recovery. Most economists are expecting a rebound this year, but opinions differ on the timing and magnitude. Moderate consumer spending and inventory rebuilding could help in 2002, but some pretty strong headwinds also exist--high consumer debt, overcapacity, and global weakness.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in the economy and earnings could ignite a rally. We'll continue to adhere to our disciplined stock selection process.

[right margin]

"OUR BEST STOCK PICK--THE POSITION THAT ADDED THE MOST VALUE RELATIVE TO
THE S&P 500--WAS SEARS ROEBUCK."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/01)
                                 % OF           % OF
                              PORTFOLIO'S        S&P
                                STOCKS           500
BANK OF AMERICA CORP.            2.65%          0.95%
OCCIDENTAL PETROLEUM
     CORP.                       1.70%          0.09%
SEARS, ROEBUCK
     & CO.                       1.51%          0.15%
CITIGROUP INC.                   3.52%          2.48%
VERIZON
     COMMUNICATIONS              2.15%          1.23%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/01)
                                 % OF           % OF
                              PORTFOLIO'S        S&P
                                STOCKS           500
WAL-MART STORES, INC.            1.13%          2.45%
HOME DEPOT, INC.                 0.04%          1.14%
INTEL CORP.                      1.01%          2.02%
COCA-COLA CO. (THE)              0.27%          1.12%
ABBOTT LABORATORIES              0.00%          0.83%

                                                  www.americancentury.com      7

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%

AIRLINES -- 0.1%
                   22,300  Southwest Airlines Co.                   $    412,104
                                                                    ------------
ALCOHOL -- 0.1%
                    7,500  Coors (Adolph) Co. Cl B                       400,500
                                                                    ------------
BANKS -- 8.7%
                  133,300  Amsouth Bancorporation                      2,519,370
                  288,500  Bank of America Corp.                      18,161,075
                    7,700  Bank One Corp.                                300,685
                  478,500  Citigroup Inc.                             24,154,680
                   40,200  Comerica Inc.                               2,303,460
                    4,300  Cullen/Frost Bankers, Inc.                    132,784
                  114,400  First Tennessee National Corp.              4,148,144
                   24,600  Hibernia Corp. Cl A                           437,634
                   28,400  SunTrust Banks, Inc.                        1,780,680
                   79,700  U.S. Bancorp                                1,668,121
                    5,800  Union Planters Corp.                          261,754
                   71,000  UnionBanCal Corp.                           2,698,000
                   23,000  Wachovia Corp.                                721,280
                   23,000  Zions Bancorporation                        1,209,225
                                                                    ------------
                                                                      60,496,892
                                                                    ------------
CHEMICALS -- 1.5%
                   90,400  Ashland Inc.                                4,165,632
                   18,300  Eastman Chemical Company                      714,066
                   72,900  Engelhard Corp.                             2,017,872
                   85,300  Lubrizol Corp.                              2,993,177
                   19,700  Owens-Illinois, Inc.(1)                       196,803
                   24,200  RPM, Inc.                                     349,932
                                                                    ------------
                                                                      10,437,482
                                                                    ------------
CLOTHING STORES -- 0.3%
                   80,000  Foot Locker Inc.(1)                         1,252,000
                   17,000  Talbots, Inc.                                 616,250
                                                                    ------------
                                                                       1,868,250
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.3%
                  120,200  Dell Computer Corp.(1)                      3,265,233
                   95,900  Hewlett-Packard Co.                         1,969,786
                  121,400  International Business Machines
                              Corp.(2)                                14,684,543
                    6,000  Mercury Computer Systems, Inc.(1)             235,470
                  114,200  Pitney Bowes, Inc.                          4,295,062
                   54,600  Storage Technology Corp.(1)                 1,128,582
                   39,100  Sun Microsystems, Inc.(1)                     481,126
                   59,500  Tech Data Corp.(1)                          2,570,698
                  127,000  Xerox Corp.                                 1,323,340
                                                                    ------------
                                                                      29,953,840
                                                                    ------------
COMPUTER SOFTWARE -- 4.2%
                   21,800  Cerner Corp.(1)                             1,088,365
                   80,400  Computer Associates
                              International, Inc.                      2,772,996

Shares                                                                    Value
--------------------------------------------------------------------------------

                  102,200  Mentor Graphics Corp.(1)                 $  2,409,365
                  298,400  Microsoft Corp.(1)                         19,770,492
                  221,400  Oracle Corp.(1)                             3,058,641
                                                                    ------------
                                                                      29,099,859
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.8%
                   18,500  Centex Corp.                                1,056,165
                   30,100  KB Home                                     1,207,010
                   69,200  Lennar Corp.                                3,239,944
                                                                    ------------
                                                                       5,503,119
                                                                    ------------
CONSUMER DURABLES -- 0.4%
                   40,300  Whirlpool Corp.                             2,955,199
                                                                    ------------
DEFENSE/AEROSPACE -- 1.7%
                   90,400  Boeing Co.                                  3,505,712
                   14,000  Honeywell International Inc.                  473,480
                   38,600  L-3 Communications Holdings,
                              Inc.(1)                                  3,474,000
                   97,700  Lockheed Martin Corp.                       4,559,659
                                                                    ------------
                                                                      12,012,851
                                                                    ------------
DEPARTMENT STORES -- 3.3%
                   90,700  Federated Department Stores,
                              Inc.(1)                                  3,709,630
                   33,800  May Department Stores Co. (The)             1,249,924
                  216,900  Sears, Roebuck & Co.                       10,333,116
                  135,200  Wal-Mart Stores, Inc.                       7,780,760
                                                                    ------------
                                                                      23,073,430
                                                                    ------------
DRUGS -- 8.9%
                   39,700  American Home Products Corp.                2,435,992
                    4,000  Amgen Inc.(1)                                 225,740
                   12,400  Barr Laboratories, Inc.(1)                    984,064
                  127,000  Bristol-Myers Squibb Co.                    6,477,000
                   10,000  Cardinal Health, Inc.                         646,600
                   18,400  Elan Corp. plc ADR(1)                         829,104
                   19,100  IVAX Corp.(1)                                 384,674
                  183,400  Johnson & Johnson                          10,838,940
                   30,100  Lilly (Eli) & Co.                           2,364,054
                  169,700  Merck & Co., Inc.                           9,978,360
                   18,500  Mylan Laboratories Inc.                       693,750
                  475,700  Pfizer, Inc.                               18,956,645
                   72,900  Pharmacia Corp.                             3,109,185
                  111,800  Schering-Plough Corp.                       4,003,558
                    6,500  SICOR Inc.(1)                                 102,440
                                                                    ------------
                                                                      62,030,106
                                                                    ------------
ELECTRICAL EQUIPMENT -- 2.0%
                      900  Celestica Inc.(1)                              36,351
                  331,900  Cisco Systems Inc.(1)                       6,012,368
                  142,000  Corning Inc.                                1,266,640
                   46,100  Flextronics International Ltd.
                              ADR(1)                                   1,106,170
                  146,900  Nortel Networks Corp.                       1,101,750
                  146,300  Scientific-Atlanta, Inc.                    3,502,422
                   39,700  Tektronix, Inc.(1)                          1,023,466
                                                                    ------------
                                                                      14,049,167
                                                                    ------------

8      1-800-345-6488                          See Notes to Financial Statements

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.5%
                   34,500  ALLETE Inc.                              $    869,400
                   45,400  Alliant Energy Corp.                        1,378,344
                   11,600  American Electric Power                       504,948
                   19,400  Calpine Corp.(1)                              325,726
                   44,300  Dominion Resources, Inc.                    2,662,430
                    7,500  DTE Energy Company                            314,550
                   57,400  Entergy Corp.                               2,244,914
                   17,450  Exelon Corp.                                  835,506
                    3,781  FirstEnergy Corp.                             132,259
                   28,300  Mirant Corp.(1)                               453,366
                   53,300  PG&E Corp.(1)                               1,025,492
                   17,400  PNM Resources Inc.                            486,330
                   15,500  Potomac Electric Power Co.                    349,835
                    9,900  PPL Corporation                               345,015
                  105,800  Reliant Energy, Inc.                        2,805,816
                   18,500  Reliant Resources Inc.(1)                     305,435
                   47,500  TXU Corp.                                   2,239,625
                                                                    ------------
                                                                      17,278,991
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 5.1%
                   58,800  Conoco Inc.                                 1,664,040
                  364,400  Exxon Mobil Corp.(2)                       14,320,920
                  438,400  Occidental Petroleum Corp.                 11,630,752
                  154,164  Royal Dutch Petroleum Co.
                              New York Shares                          7,557,119
                   12,000  Unocal Corp.                                  432,840
                                                                    ------------
                                                                      35,605,671
                                                                    ------------
ENTERTAINMENT -- 2.4%
                  349,950  AOL Time Warner Inc.(1)                    11,233,395
                  207,000  Carnival Corp. Cl A                         5,812,560
                                                                    ------------
                                                                      17,045,955
                                                                    ------------
FINANCIAL SERVICES -- 6.6%
                   27,200  AmeriCredit Corp.(1)                          858,160
                   33,400  Conseco Inc.(1)                               148,964
                  100,700  Countrywide Credit Industries, Inc.         4,125,679
                  113,500  Fannie Mae                                  9,023,250
                   69,900  Freddie Mac                                 4,571,460
                  531,200  General Electric Co.                       21,290,496
                    7,900  MBIA Inc.                                     423,677
                    9,800  MBNA Corp.                                    344,960
                  141,200  Metris Companies Inc.                       3,630,252
                  204,400  Providian Financial Corp.                     725,620
                   23,168  Prudential Financial Inc.(1)                  768,946
                                                                    ------------
                                                                      45,911,464
                                                                    ------------
FOOD & BEVERAGE -- 2.6%
                  128,714  Archer-Daniels-Midland Co.                  1,847,046
                   38,800  Coca-Cola Company (The)                     1,829,420
                   64,700  ConAgra, Inc.                               1,537,919
                   21,400  Dole Food Company, Inc.                       574,162
                   60,800  Fleming Companies Inc.                      1,124,800
                   23,500  Kellogg Co.                                   707,350
                   18,800  Kraft Foods Inc.                              639,764

Shares                                                                    Value
--------------------------------------------------------------------------------

                   86,700  PepsiCo, Inc.                            $  4,221,423
                  135,500  Sara Lee Corp.                              3,012,165
                   14,900  SYSCO Corp.                                   390,678
                   37,500  Unilever N.V. New York Shares               2,160,375
                                                                    ------------
                                                                      18,045,102
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.7%
                    7,400  Bemis Co., Inc.                               363,932
                   65,900  International Paper Co.                     2,659,065
                   39,500  Pactiv Corp.(1)                               701,125
                   26,300  Rayonier, Inc.                              1,327,361
                                                                    ------------
                                                                       5,051,483
                                                                    ------------
GAS & WATER UTILITIES -- 2.0%
                   53,700  Keyspan Energy Corp.                        1,860,705
                   19,800  NICOR Inc.                                    824,472
                    8,500  People's Energy Corp.                         322,405
                  231,968  Sempra Energy                               5,694,814
                  206,600  Utilicorp United Inc.                       5,200,122
                                                                    ------------
                                                                      13,902,518
                                                                    ------------
GOLD -- 0.1%
                   34,600  Placer Dome Inc.                              377,486
                                                                    ------------
GROCERY STORES -- 0.3%
                   59,300  Supervalu Inc.                              1,311,716
                   70,564  Winn-Dixie Stores, Inc.                     1,005,537
                                                                    ------------
                                                                       2,317,253
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.1%
                    8,600  C&D Technologies, Inc.                        196,510
                    5,500  Eaton Corp.                                   409,255
                  198,971  Rockwell International Corp.                3,553,622
                   55,800  United Technologies Corp.                   3,606,354
                                                                    ------------
                                                                       7,765,741
                                                                    ------------
HEAVY MACHINERY -- 0.6%
                   37,100  Agco Corp.                                    585,438
                   60,900  Caterpillar Inc.                            3,182,025
                    5,300  Ingersoll-Rand Co.                            221,593
                                                                    ------------
                                                                       3,989,056
                                                                    ------------
HOME PRODUCTS -- 2.0%
                   15,300  Church & Dwight Co., Inc.                     407,439
                   38,500  Clorox Company                              1,522,675
                   20,500  Fortune Brands, Inc.                          811,595
                  119,900  Procter & Gamble Co. (The)                  9,487,687
                   79,200  Tupperware Corp.                            1,524,600
                                                                    ------------
                                                                      13,753,996
                                                                    ------------
HOTELS(3)
                    9,200  Starwood Hotels & Resorts
                              Worldwide, Inc.                            274,620
                                                                    ------------
INDUSTRIAL PARTS -- 3.1%
                   73,414  Magna International Inc. Cl A               4,659,587
                   75,200  Shaw Group Inc. (The)(1)                    1,767,200
                   35,000  Stanley Works (The)                         1,629,950
                  187,200  Tyco International Ltd.                    11,026,080

See Notes to Financial Statements                 www.americancentury.com      9

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   69,200  York International Corp.                 $  2,638,596
                                                                    ------------
                                                                      21,721,413
                                                                    ------------
INFORMATION SERVICES -- 2.5%
                   24,600  Automatic Data Processing, Inc.             1,448,940
                   92,900  Electronic Data Systems Corp.               6,368,295
                   42,800  First Data Corp.                            3,357,660
                   16,200  Omnicom Group Inc.                          1,447,470
                   31,700  Paychex, Inc.                               1,104,587
                    4,800  Reynolds & Reynolds Co. Cl A                  116,400
                   10,000  TMP Worldwide Inc.(1)                         429,050
                  136,000  Viad Corp.                                  3,220,480
                                                                    ------------
                                                                      17,492,882
                                                                    ------------
INTERNET -- 0.1%
                   18,500  VeriSign, Inc.(1)                             704,203
                                                                    ------------
INVESTMENT TRUSTS -- 1.4%
                   88,000  Standard and Poor's 500
                              Depositary Receipt                      10,060,160
                                                                    ------------
LEISURE -- 0.5%
                   21,200  Callaway Golf Co.                             405,980
                  101,100  Eastman Kodak Co.                           2,975,373
                    4,700  International Game Technology(1)              321,010
                                                                    ------------
                                                                       3,702,363
                                                                    ------------
LIFE & HEALTH INSURANCE -- 1.8%
                   47,800  CIGNA Corp.                                 4,428,670
                  104,500  Lincoln National Corp.                      5,075,565
                   97,200  MetLife, Inc.                               3,079,296
                    5,000  Protective Life Corporation                   144,650
                                                                    ------------
                                                                      12,728,181
                                                                    ------------
MEDIA -- 1.6%
                   42,700  Comcast Corp. Cl A(1)                       1,537,414
                  237,100  Disney (Walt) Co.                           4,912,711
                   57,100  EchoStar Communications Corp.
                              Cl A(1)                                  1,568,252
                   45,600  PanAmSat Corp.(1)                             998,412
                   83,800  USA Networks Inc.(1)                        2,288,997
                                                                    ------------
                                                                      11,305,786
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                   33,800  Fisher Scientific International(1)            986,960
                    5,700  Medtronic, Inc.                               291,897
                   93,200  PerkinElmer, Inc.                           3,263,864
                                                                    ------------
                                                                       4,542,721
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 1.3%
                   14,500  Health Net Inc.(1)                            315,810
                  188,049  Oxford Health Plans, Inc.(1)                5,667,797
                   27,500  Wellpoint Health Networks Inc.(1)           3,213,375
                                                                    ------------
                                                                       9,196,982
                                                                    ------------
MINING & METALS -- 0.4%
                   14,900  Alcoa Inc.                                    529,695
                   80,400  CONSOL Energy Inc.                          1,997,136
                                                                    ------------
                                                                       2,526,831
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.7%
                   45,300  AutoNation, Inc.(1)                      $    558,549
                    8,000  Cooper Tire & Rubber
                              Company                                    127,680
                  123,813  Ford Motor Co.                              1,946,340
                   16,700  Johnson Controls, Inc.                      1,348,525
                   20,800  Lear Corporation(1)                           793,312
                                                                    ------------
                                                                       4,774,406
                                                                    ------------
OIL REFINING -- 2.0%
                  107,200  ChevronTexaco Corp.                         9,606,192
                  147,100  USX-Marathon Group                          4,413,000
                                                                    ------------
                                                                      14,019,192
                                                                    ------------
OIL SERVICES -- 0.6%
                   13,900  BJ Services Co.(1)                            451,055
                   57,587  Global SantaFe Corp.                        1,642,381
                   33,100  Halliburton Co.                               433,610
                   12,600  McDermott International, Inc.(1)              154,602
                   18,200  Noble Drilling Corp.(1)                       619,528
                   19,300  Smith International, Inc.(1)                1,034,866
                                                                    ------------
                                                                       4,336,042
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.8%
                  113,100  American International Group, Inc.          8,980,140
                  146,010  Fidelity National Financial, Inc.           3,621,048
                   60,200  First American Corp.                        1,128,148
                  111,300  Old Republic International Corp.            3,117,513
                   18,500  PMI Group, Inc. (The)                       1,239,685
                    2,000  Progressive Corp. (Ohio)                      298,600
                   32,400  Radian Group Inc.                           1,391,580
                                                                    ------------
                                                                      19,776,714
                                                                    ------------
PUBLISHING -- 0.9%
                   69,900  American Greetings Corp. Cl A                 963,222
                  130,200  Deluxe Corp.                                5,413,716
                    7,300  Donnelley (R.R.) & Sons Co.                   216,737
                                                                    ------------
                                                                       6,593,675
                                                                    ------------
RAILROADS -- 0.2%
                   19,400  Burlington Northern Santa Fe
                              Corp.                                      553,482
                   10,700  Union Pacific Corp.                           609,900
                                                                    ------------
                                                                       1,163,382
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
                   28,500  CarrAmerica Realty Corp.                      857,850
                   34,800  Liberty Property Trust                      1,038,780
                   11,500  Mack-Cali Realty Corp.                        356,730
                  134,300  Plum Creek Timber Co. Inc.                  3,807,405
                                                                    ------------
                                                                       6,060,765
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 2.1%
                   20,200  Bear Stearns Companies Inc. (The)           1,184,528
                   62,000  Lehman Brothers Holdings Inc.               4,141,600
                  144,600  Morgan Stanley Dean Witter
                              & Co.                                    8,088,924
                   31,800  Raymond James Financial, Inc.               1,129,536
                                                                    ------------
                                                                      14,544,588
                                                                    ------------

10      1-800-345-6488                         See Notes to Financial Statements

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.7%
                   54,800  Agilent Technologies, Inc.(1)            $  1,562,348
                   27,800  Analog Devices, Inc.(1)                     1,234,042
                   18,500  Arrow Electronics, Inc.(1)                    553,150
                   24,000  Broadcom Corp.(1)                             981,000
                  220,000  Intel Corp.                                 6,917,899
                   56,200  KLA-Tencor Corp.(1)                         2,785,272
                  135,300  Lam Research Corp.(1)                       3,140,990
                   55,200  Linear Technology Corp.                     2,151,696
                   18,500  Maxim Integrated Products, Inc.(1)            971,343
                    9,700  Novellus Systems, Inc.(1)                     382,908
                   47,200  NVIDIA Corp.(1)                             3,157,915
                   27,500  PMC-Sierra, Inc.(1)                           584,788
                   39,600  Texas Instruments Inc.                      1,108,800
                                                                    ------------
                                                                      25,532,151
                                                                    ------------
SPECIALTY STORES -- 0.3%
                    6,300  Circuit City Stores-Circuit City
                              Group                                      163,485
                    5,746  Home Depot, Inc.                              293,103
                   20,400  Longs Drug Stores Corp.                       476,952
                   13,100  Office Depot, Inc.(1)                         242,874
                   58,100  Pier 1 Imports, Inc.                        1,007,454
                    4,100  Zale Corp.(1)                                 171,708
                                                                    ------------
                                                                       2,355,576
                                                                    ------------
TELEPHONE -- 6.0%
                   95,800  AT&T Corp.                                  1,737,812
                  217,000  BellSouth Corp.                             8,278,550
                  259,200  SBC Communications Inc.                    10,152,864
                  134,700  Sprint Corp.                                2,704,776
                  310,400  Verizon Communications                     14,731,584
                   64,400  WorldCom, Inc. - MCI Group                    819,812
                  219,300  WorldCom, Inc. - WorldCom Group(1)          3,088,841
                                                                    ------------
                                                                      41,514,239
                                                                    ------------
THRIFTS -- 0.7%
                   40,500  GreenPoint Financial Corp.                  1,447,875
                    6,400  Washington Federal, Inc.                      165,024
                   96,850  Washington Mutual, Inc.                     3,166,995
                                                                    ------------
                                                                       4,779,894
                                                                    ------------
TOBACCO -- 0.3%
                   44,800  Philip Morris Companies Inc.                2,054,080
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   15,800  Ryder System, Inc.                            349,970
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.5%
                   40,816  Aether Systems Inc.(1)                        375,099
                  551,669  AT&T Wireless Services Inc.(1)              7,927,483
                   31,700  QUALCOMM Inc.(1)                            1,600,058
                   12,800  TeleCorp PCS, Inc. Cl A(1)                    161,280
                    1,500  Telephone & Data Systems,
                              Inc.                                       134,625
                    6,200  UTStarcom Inc.(1)                             176,452
                                                                    ------------
                                                                      10,374,997
                                                                    ------------
TOTAL COMMON STOCKS                                                  685,823,328
                                                                    ------------
   (Cost $654,210,650)

Shares                                                                    Value
--------------------------------------------------------------------------------
EQUITY-LINKED DEBT SECURITIES -- 0.1%

COMPUTER HARDWARE & BUSINESS  MACHINES(3)
                    6,793  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corporation,
                              PERQS                                 $     42,796
                                                                    ------------
SPECIALTY STORES -- 0.1%
                   30,216  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                      388,276
                                                                    ------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                      431,072
                                                                    ------------
   (Cost $575,830)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.4%
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 1.57%, dated 12/31/01, due 1/2/02
    (Delivery value $9,600,837)                                        9,600,000
                                                                    ------------
   (Cost $9,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $695,854,400
                                                                    ============
   (Cost $664,386,480)

EQUITY FUTURES CONTRACTS*

                       Expiration        Underlying Face         Unrealized
      Purchased           Date           Amount at Value            Loss
--------------------------------------------------------------------------------
   40 S&P 500         March
       Futures            2002             $11,425,000           $(220,300)
                                         =======================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts or as collateral for futures contracts.

(3) Industry is less than 0.05% of total investment securities.

See Notes to Financial Statements                www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS
Investment securities, at value
  (cost of $664,386,480) (Note 3) .......................         $ 695,854,400
Cash ....................................................             5,183,305
Dividends and interest receivable .......................               816,985
                                                                  -------------
                                                                    701,854,690
                                                                  -------------

LIABILITIES
Payable for variation margin
  on futures contracts ..................................               168,000
Accrued management fees (Note 2) ........................               412,164
Payable for directors' fees
  and expenses (Note 2) .................................                   539
                                                                  -------------
                                                                        580,703
                                                                  -------------
Net Assets ..............................................         $ 701,273,987
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Original Class ............................           200,000,000
                                                                  =============
Outstanding -- Original Class ...........................           108,474,895
                                                                  =============

Net Asset Value Per Share ...............................         $        6.46
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................         $ 772,327,440
Undistributed net investment income .....................             6,876,214
Accumulated net realized loss
  on investment transactions ............................          (109,177,287)
Net unrealized appreciation
  on investments (Note 3) ...............................            31,247,620
                                                                  -------------
                                                                  $ 701,273,987
                                                                  =============

                                               See Notes to Financial Statements
12      1-800-345-6488                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $39,104) ...................................         $ 10,599,469
Interest .................................................              966,940
                                                                   ------------
                                                                     11,566,409
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            4,621,453
Directors' fees and expenses .............................                7,518
                                                                   ------------
                                                                      4,628,971
                                                                   ------------

Net investment income ....................................            6,937,438
                                                                   ------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on
  investment transactions ................................          (57,638,068)
Change in net unrealized
  appreciation on investments ............................           (6,814,056)
                                                                   ------------

Net realized and unrealized loss .........................          (64,452,124
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $(57,514,686)
                                                                   ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Increase in Net Assets                                2001             2000
----------------------                                ----             ----

OPERATIONS
Net investment income ......................    $   6,937,438     $   5,518,297
Net realized loss ..........................      (57,638,068)      (41,583,602)
Change in net unrealized appreciation ......       (6,814,056)      (30,409,972)
                                                -------------     -------------
Net decrease in net assets
  resulting from operations ................      (57,514,686)      (66,475,277)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (5,511,406)       (2,863,112)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      283,639,643       844,124,044
Proceeds from reinvestment
  of distributions .........................        5,511,406         2,863,112
Payments for shares redeemed ...............     (172,971,297)     (588,638,882)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............      116,179,752       258,348,274
                                                -------------     -------------

Net increase in net assets .................       53,153,660       189,009,885

NET ASSETS
Beginning of period ........................      648,120,327       459,110,442
                                                -------------     -------------
End of period ..............................    $ 701,273,987     $ 648,120,327
                                                =============     =============

Undistributed net investment income ........    $   6,876,214     $   5,498,948
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       43,172,972       110,134,861
Issued in reinvestment of distributions ....          820,150           384,310
Redeemed ...................................      (26,615,375)      (76,822,654)
                                                -------------     -------------
Net increase ...............................       17,377,747        33,696,517
                                                =============     =============

                                               See Notes to Financial Statements
14      1-800-345-6488                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the original class and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The fund is authorized to issue 100,000,000 Class II shares. Sale of the Class II shares had not commenced as of December 31, 2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal  to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all  net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $93,993,457 (expiring in 2006 through 2009), which may be used  to offset future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $6,108,090. The fund has elected to treat such losses as having been incurred in the following year for federal income tax purposes.

                                                 www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for both the original class and Class II is 0.70%.

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that the Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee will be computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee will provide compensation for distribution expenses incurred in connection with distributing shares of
Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. No fees were incurred for the Class II during the year ended December 31, 2001, because it had not commenced operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, were $477,447,672 and
$357,723,448, respectively.

    At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

            Gross Appreciation               $ 61,550,313
            Gross Depreciation               (39,387,362)
                                             ------------
            Net                              $ 22,162,951
                                             ============
            Federal Tax Cost                 $673,691,449
                                             ============

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the tax deferral of losses on wash sales.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

5.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended December 31, 2001, qualify for the corporate dividends received deduction.

16      1-800-345-6488

VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                           Original Class
                                          2001       2000       1999       1998      1997(1)
                                          ----       ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $7.11      $8.00      $6.78      $5.39      $5.00
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............    0.06       0.05       0.08(2)    0.03       0.02
  Net Realized and Unrealized
  Gain (Loss) ........................   (0.65)     (0.90)      1.14       1.41       0.37
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ...   (0.59)     (0.85)      1.22       1.44       0.39
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income .........   (0.06)     (0.04)      --(3)     (0.04)       --
  From Net Realized Gains ............     --          --       --        (0.01)       --
                                        --------   --------   --------   --------   --------
  Total Distributions ................   (0.06)     (0.04)      --(3)     (0.05)       --
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period .......   $6.46      $7.11      $8.00      $6.78      $5.39
                                        ========   ========   ========   ========   ========
  Total Return(4) ....................   (8.35)%   (10.62)%    18.02%     26.87%      7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.70%      0.70%      0.70%      0.70%    0.70%(5)
Ratio of Net Investment Income
  to Average Net Assets ................  1.05%      0.93%      1.09%      1.43%    1.94%(5)
Portfolio Turnover Rate ................    56%        58%        50%        55%      10%
Net Assets, End of Period
  (in thousands) ..................... $701,274   $648,120   $459,110   $109,626   $1,230

(1) October 30, 1997 (inception) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      17

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Income & Growth Fund, (the
"Fund"), one of the funds comprising American Century Variable
Portfolios, Inc., as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 30,
1997 (inception) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on  our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred
To above present fairly, in all material respects, the financial position of VP
Income & Growth Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

18      1-800-345-6488

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                 www.americancentury.com      19

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

20      1-800-345-6488

Share Class Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: the original class and Class II.

    Shares of the original class are sold through insurance company separate accounts. Shareholders of the original class do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is 0.25% higher than the total expense ratio of the original class shares.

    All classes of shares represent a pro rata interest  in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

                                                 www.americancentury.com      21

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.
The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk  level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of  small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500, MidCap
400, and SmallCap 600 indices into groups designed to track the two predominant investment styles in the U.S. equity market. The full S&P indices are divided according to price-to-book ratios, with the value indices containing firms with lower price-to-book ratios and the growth indices consisting of firms with higher price-to-book ratios. Each company is assigned to either the value or growth index so that the two style indices "add up" to the full indices.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       JOHN SCHNIEDWIND

22      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 17.

PORTFOLIO STATISTICS

*   NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 generally consist of stocks in this range.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

*   DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

                                                 www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

24      1-800-345-6488

[back cover]

[small photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

0201                                 American Century Investment Services, Inc.
SH-ANN-28615                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Annual Report

[photo of rowers]

VP Balanced

December 31, 2001                 [american century logo and text logo (reg.sm)]

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced historic political, economic, and financial events in 2001 that created an atmosphere of increased caution and uncertainty for U.S.
citizens and investors. September 11 and the anthrax outbreak in October changed
America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September and October also reawakened America's "can do" spirit. Sentiment changed during the fourth quarter, helped by  the lowest short-term interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize. That was good news for the U.S. economy, corporations, the stock market, and consumers, but not so good for the  U.S. bond market, which sold off as optimism increased.

     The fourth quarter stood in stark contrast to most of 2001, when the recession and an unprecedented 11 short-term interest rate cuts by the Federal
Reserve caused the broad U.S. bond market to outperform the broad U.S. stock market for the second straight year. The last two years have reinforced the importance of maintaining a diversified portfolio. Investors in American Century
VP Balanced benefited from professional investment management and diversification during this challenging period. The fund's investment team reviews the 2001 economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     Amid the turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions. Through all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP BALANCED

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statement of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   19
   Independent Auditors'
      Report ..............................................................   20
OTHER INFORMATION
   Management .............................................................   21
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Comparative Indices .................................................   23
      Investment Team
         Leaders ..........................................................   23
      Credit Rating
         Guidelines .......................................................   23
   Glossary ...............................................................   24

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

ECONOMIC PERSPECTIVE

*   Recession was the dominant theme in 2001. Economic growth was the weakest since 1991.

*   In its efforts to boost the economy, the Federal Reserve reduced overnight bank lending rates to the lowest level in 40 years.

*   Other interest rates declined as well--most notably mortgage rates and auto financing rates--which spurred consumer demand for homes and cars.

*   The federal government also attempted to stimulate growth, cutting taxes and pumping billions of dollars into the economy.

PORTFOLIO PERFORMANCE

*   VP Balanced's diversified approach did what it was supposed to do--bond gains offset stock declines, producing more share price stability than a portfolio more heavily invested in stocks.

*   For the year, the portfolio beat its blended index, mainly because the stock portfolio beat its benchmark, the S&P 500.

STOCK PORTFOLIO

*   Stocks suffered their second straight down year. The S&P 500 fell almost
    12%, after dropping over 9% in 2000.

*   Defensive sectors and strategies generally outperformed more aggressive and growth-oriented sectors and strategies in 2001.

*   A key reason the stock portfolio outperformed the S&P 500 was that the stock portfolio was positioned somewhat defensively for most of  the year.

BOND PORTFOLIO

*   Bonds beat stocks for the second consecutive year. The Lehman Brothers
    Aggregate Bond Index returned 8.44%.

*   The bond portfolio posted respectable gains, and benefited from holding corporates and mortgage-backeds (two of the best-performing sectors) as its largest positions during most of  the year.

OUTLOOK

*   Conditions were extremely favorable for bonds and unfavorable for stocks over the last two years. It's hard to imagine that will continue.

*   Still, we think it will take a while for the stock market to gain much upward momentum.

*   Low inflation could help some bond sectors--especially the higher yielding ones--have a decent year.

[left margin]

                     VP BALANCED
    TOTAL RETURNS:               AS OF 12/31/01
       6 Months ........................ -1.93%*
       1 Year .......................... -3.54%
    INCEPTION DATE:                      5/1/91
    NET ASSETS:                  $227.5 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 24-25.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

RECESSION WAS DOMINANT THEME IN 2001

     Investors will likely remember many things about 2001, including corporate earnings shortfalls, massive layoffs, September 11, the anthrax scare, the war on terrorism, low short-term interest rates, and Enron's spectacular meltdown.

     But the factor that probably had the single biggest impact on the U.S.
economy and financial markets was the recession, the first to afflict the U.S.
in 10 years. Employment figures tell part of the story--the U.S. economy lost over a million jobs in 2001, and the national unemployment rate climbed to 5.8%, a six-year high.

FEDERAL RESERVE REACTED STRONGLY AND SWIFTLY

     In its efforts to try to prevent a recession, then to keep the recession from getting worse, the Federal Reserve (the Fed, the U.S. central bank) cut short-term interest rates an unprecedented 11 times in 12 months. That eventually reduced a key overnight interest rate target to just 1.75%, the lowest level for overnight rates in 40 years.

     Other rates followed suit. Declining mortgage interest rates kept the housing market afloat and stimulated a huge wave of refinancing, which put cash in consumers' pockets at a critical time. Zero-percent financing helped boost car sales at year end, giving a much-needed jolt to the struggling economy.

     The federal government also attempted to stimulate growth, cutting taxes and pumping billions of dollars into the economy, especially after September 11.

STOCKS STRUGGLED THROUGH ANOTHER DIFFICULT YEAR

     The sudden outpouring of monetary and fiscal stimulus couldn't keep corporate America from suffering its second straight down year. Profits for companies in the S&P 500 dropped every quarter, on average, in 2001. As a result, the S&P 500 fell almost 12%, after dropping by more than 9% in 2000.
The Nasdaq Composite lost about 21%, after declining by more than 39% in 2000.
Both broad indices experienced their biggest two-year slump since 1973-74. The total U.S. market, as measured by the Wilshire 5000, lost over $1.5 trillion in value in 2001.

BONDS BEAT STOCKS FOR SECOND CONSECUTIVE YEAR

     Bonds benefited from falling interest rates and low inflation, which ran at a 1.6% annual rate in 2001 versus 3.4% in 2000. The Lehman Brothers Aggregate
Bond Index (the S&P 500 of the bond market) returned 8.44% for 2001.
Corporate bonds led the way, boosted by the flurry of Fed rate cuts. Treasurys lagged, constrained by expectations of an eventual economic rebound.

[right margin]

"THE U.S. ECONOMY LOST OVER A MILLION JOBS IN 2001."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

S&P 500                         -11.87%
     Value                      -11.71%
     Growth                     -12.73%

S&P MIDCAP 400                   -0.62%
     Value                        7.14%
     Growth                      -7.97%

S&P SMALLCAP 600                  6.51%
     Value                       13.10%
     Growth                      -1.18%

NASDAQ COMPOSITE                -20.80%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices that split each full S&P index into mutually exclusive value and growth groups.

BOND MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

LEHMAN AGGREGATE BOND INDEX           8.44%

Lehman Corporate Bond Index          10.31%

Lehman Agency Bond Index              8.31%

Lehman Fixed-Rate Mortgage-Backed
   Securities Index                   8.22%

Lehman Treasury Bond Index            6.75%

Source: Bloomberg Financial Markets

                                                 www.americancentury.com      3

VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                LEHMAN AGGREGATE
                    VP BALANCED   BLENDED INDEX   S&P 500          BOND INDEX
================================================================================
6 MONTHS(1) ......... -1.93%         -1.46%         -5.55%           4.66%
1 YEAR .............. -3.54%         -3.75%        -11.87%           8.44%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .............  1.10%          1.90%         -1.02%           6.28%
5 YEARS .............  6.74%          9.39%         10.70%           7.43%
10 YEARS ............  6.72%         10.66%         12.94%           7.23%

The portfolio's inception date was 5/1/91.

(1) Returns for periods less than one year are not annualized.

See pages 23-24 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the portfolio over 10 years, while the graph below shows the portfolio's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided in the graph at left, while the blended index is provided in the graph below. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

4      1-800-345-6488

VP Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff tyler]
Equity team leader (left): Jeff Tyler

[photo of Jeff Houston]
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the VP Balanced fund investment team.

HOW DID VP BALANCED PERFORM IN 2001?

     The portfolio's diversified approach did what it was supposed to do--bond gains offset stock declines, producing more share price stability than a portfolio more heavily invested in stocks.

     The net result was a -3.54% return for the year, which was better than the
-3.75% posted by VP Balanced's blended index (described on page 23). (See pages
3 and 4 for more market and fund performance information.)

WHY DID VP BALANCED BEAT ITS  BLENDED INDEX?

     In most cases, the performance of  VP Balanced's stock holdings dictates overall portfolio performance against the index--if the stock holdings beat their benchmark (the S&P 500), the overall portfolio usually beats the blended index.

     That was the case again in 2001-- the stock portfolio returned -10.55%, compared with the S&P 500's -11.87%, so VP Balanced fell less than the blended index.

HOW DID THE STOCK HOLDINGS BEAT THE  S&P 500?

     Quite simply, our equity investment approach worked the way it's supposed
to. Our stock selection process is designed to find the most promising stocks in each industry, and although the emphasis is on growth, we evaluate stocks based on both growth and value characteristics. This balanced approach served us well during a chaotic year in the market.

     The other part of the process, risk control, also worked effectively. We use a computer model to ensure that the stock portfolio's risk characteristics closely match those of the S&P 500, and to prevent the portfolio from straying too far from the index.

     Beyond the success of our basic approach, a couple of other factors were also beneficial. For most of the year, the stock portfolio was positioned somewhat defensively. By that we mean the portfolio was more diversified--less concentrated in individual stocks and industries--and had a greater emphasis on conservative, value-oriented stocks. In addition, prudent investments in non-
S&P 500 companies enhanced relative performance.

CAN YOU GIVE SOME EXAMPLES THAT PULL THESE FACTORS TOGETHER?

     Let's look at consumer stocks, starting with cyclical consumer companies, whose sales and profits typically depend on the health of the economy. Given the recession we experienced in 2001, we adjusted our over- and underweights in this sector.

[right margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                 AS OF DECEMBER 31, 2001
COMMON STOCKS & FUTURES                   58.6%
MORTGAGE-BACKED SECURITIES                13.8%
CORPORATE BONDS                           11.2%
U.S. TREASURY SECURITIES                   6.4%
ASSET-BACKED SECURITIES
   & CMOS                                  3.8%
U.S. GOVERNMENT AGENCY
   SECURITIES                              3.5%
TEMPORARY CASH INVESTMENTS                 2.7%

[pie chart]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                  AS OF JUNE 30, 2001
COMMON STOCKS                             60.2%
MORTGAGE-BACKED SECURITIES                12.6%
CORPORATE BONDS                           12.2%
U.S. TREASURY SECURITIES                   6.7%
ASSET-BACKED SECURITIES
   & CMOS                                  5.0%
U.S. GOVERNMENT AGENCY
   SECURITIES                              3.3%

[pie chart]

Investment terms are defined in the Glossary on pages 24-25.

                                                  www.americancentury.com      5

VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     When we say "overweight," we mean that the portfolio owns a higher percentage of a particular stock or industry than the S&P 500.
Similarly, "underweight" means the portfolio holds a smaller percentage than the index. Modest underweights and overweights are how we try to add value and beat the index.

     Our risk control model keeps us  from making too-aggressive bets. That balanced, disciplined approach worked well in this sector because consumer spending was one of the few bright spots in the economy, and these stocks ended up being the best performers in the portfolio.

     Our stock selection also proved to be successful in this sector. For example, our model found growth opportunities and attractive valuations among homebuilders, which surged as the housing market remained strong. The portfolio was overweight homebuilding stocks throughout the year, particularly Lennar
Corp. (+29% in 2001). Specialty retailers were another success story, where electronics retailer Circuit City (+126%) paid off handsomely.

WHAT ABOUT THE REST OF THE  CONSUMER SECTOR?

     This is where our defensive positioning came into play, and diversified companies were part of that strategy. Johnson & Johnson (+13%) and Tyco (+6%
) were major holdings--and substantial overweights--in the portfolio. Each of these companies is made up of a variety of different businesses, which helps spread out their risk and makes their earnings more stable.

WHAT ELSE WORKED WELL IN THE STOCK PORTFOLIO?

     Information services was one of the best-performing industries. This industry benefited from an increase in outsourcing as corporate America looked for ways to cut costs. The best returns came from companies that process financial data, such as paychecks and credit card transactions. For example,
First Data (+49%) was a portfolio overweight.

ON THE FLIP SIDE, WHAT HURT STOCK PERFORMANCE THE MOST?

     Our worst performers were technology stocks. The good news was that VP
Balanced was underweight technology throughout 2001. This helped performance relative to the S&P 500 during the first nine months of the year, but it cost us a little in the fourth quarter.

     The key was avoiding the disasters. We weren't able to miss every one, but the fund was underweight many of the well-known companies that fell from grace, including Lucent (-53%), Gateway (-55%), and Nortel Networks (-77%).
Unfortunately, we were also overweight a few of them, like EMC (-80%).

LET'S SWITCH TO THE BOND PORTFOLIO. HOW WAS IT POSITIONED, AND HOW DID IT
PERFORM?

     The bond portfolio was diversified across all the major sectors of the taxable investment-grade U.S. bond market--mortgage-backed securities (MBS), corporates, Treasurys, and U.S. government agency securities. Within that asset mix, we sought to add value by over- and underweighting sectors relative to our

[left margin]

TOP TEN STOCK HOLDINGS
                           % OF STOCK PORTFOLIO
                             AS OF        AS OF
                           12/31/01      6/30/01
GENERAL ELECTRIC CO.         3.8%         4.4%
CITIGROUP INC.               3.4%         4.3%
MICROSOFT CORP.              3.4%         3.3%
PFIZER, INC.                 3.1%         2.6%
TYCO INTERNATIONAL LTD.      2.9%         2.8%
BANK OF AMERICA CORP.        2.7%         0.9%
JOHNSON &
     JOHNSON                 2.5%         3.0%
INTERNATIONAL BUSINESS
     MACHINES CORP.          1.8%         2.1%
EXXON MOBILE CORP.           1.8%         2.6%
AOL TIME WARNER INC.         1.7%         2.4%

TOP FIVE INDUSTRIES
                           % OF STOCK PORTFOLIO
                             AS OF        AS OF
                           12/31/01      6/30/01
DRUGS                        11.8%        11.6%
BANKS                        9.2%         9.2%
FINANCIAL SERVICES           7.7%         7.0%
COMPUTER SOFTWARE            5.6%         5.6%
TELEPHONE                    4.5%         5.3%

Investment terms are defined in the Glossary on pages 24-25.

6      1-800-345-6488

VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

bond benchmark, the Lehman Brothers Aggregate Bond Index (the S&P 500 of the
bond market). We try to do that by buying when we think prices and yields are attractive and selling when we think securities are fully valued.

     The bond portfolio posted healthy gains during the bond rally (see page 3), benefiting most from holding corporates and MBS--two of the best-performing sectors--as its largest positions during most of the year. The portfolio returned 6.57%, compared with 8.44% for its benchmark.

     Liquidity needs accounted for much  of the shortfall. Declines in the stock portfolio meant we had to sell bonds and buy stocks to maintain VP Balanced's
60% stock/40% bond mix. As a result, we had to keep a larger weighting in liquid
(easily bought and sold) securities, which weren't always among the best performers in 2001. For example, Treasurys--the  most liquid bonds--lagged behind corporates and MBS.

WHAT'S YOUR OUTLOOK FOR THE BOND PORTFOLIO?

     Conditions were extremely favorable for bonds (and unfavorable for stocks)
over the last two years. It's hard to imagine that will continue for a third straight year. It appears that the economy is stabilizing and the Federal
Reserve is finished cutting short-term interest rates. It's reasonable to expect that most of the bond gains in this cycle are behind us.

     That said, one of the keys to bond market performance is inflation expectations, and inflation still appears to be pretty well contained. Given that the economic recovery is expected to be protracted and that inflation should remain low, it's not hard to imagine that higher-yielding bond sectors--such as corporates and MBS--will continue to perform quite well as long as there isn't a sudden spike in inflation or stronger-than-expected economic growth.

WHAT ABOUT STOCKS?

     Stocks rebounded at the end of 2001 in anticipation of an economic recovery in 2002. However, we think stock prices can only rise significantly if there's actual revenue and profit growth. We're skeptical that this will happen in the near term.

     The economy is still working its way through the overcapacity and excess inventories that produced the 2001 recession. Factor in continued economic weakness overseas and some accounting adjustments, and we think it's likely to take most of 2002 before companies get back on the path to greater profitability. Until that happens, we won't see the kind of capital spending that drove the last expansion.

     Given that, we intend to maintain the stock portfolio's defensive positioning. Mainly, though, we'll stay focused on our disciplined quantitative approach to stock selection and risk control.

[right margin]

"THE ECONOMY IS STILL WORKING ITS WAY THROUGH THE OVERCAPACITY AND EXCESS
INVENTORIES THAT PRODUCED THE 2001 RECESSION."

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITVITY TO INTEREST RATES
                                AS OF        AS OF
                              12/31/01      6/30/01
WEIGHTED AVERAGE
   MATURITY                    6.6 YRS      8.4 YRS
DURATION                       4.7 YRS      4.9 YRS

PORTFOLIO CREDIT QUALITY
% OF FIXED-INCOME PORTFOLIO
                                AS OF        AS OF
                              12/31/01      6/30/01
AAA                             72%           70%
AA                               2%            3%
A                                5%            9%
BBB                             18%           15%
BB                               3%            3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
23 for more information.

Investment terms are defined in the Glossary on pages 24-25.

                                                  www.americancentury.com      7

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.1%

AIRLINES -- 0.1%
                   11,400  Southwest Airlines Co.                   $    210,672
                                                                    ------------
ALCOHOL -- 0.3%
                   15,100  Anheuser-Busch Companies, Inc.                682,671
                                                                    ------------
BANKS -- 5.4%
                   56,600  Bank of America Corp.                       3,562,970
                   90,766  Citigroup Inc.                              4,581,867
                   13,000  Comerica Inc.                                 744,900
                   41,000  First Tennessee National Corp.              1,486,660
                    6,600  PNC Financial Services Group                  370,920
                    7,700  SunTrust Banks, Inc.                          482,790
                   20,800  UnionBanCal Corp.                             790,400
                    5,500  Zions Bancorporation                          289,163
                                                                    ------------
                                                                      12,309,670
                                                                    ------------
CHEMICALS -- 0.7%
                   16,600  Ashland Inc.                                  764,928
                    8,600  Cabot Corp.                                   307,020
                    9,500  Engelhard Corp.                               262,960
                   10,800  Lubrizol Corp.                                378,972
                                                                    ------------
                                                                       1,713,880
                                                                    ------------
CLOTHING STORES -- 0.4%
                   40,900  Foot Locker Inc.(1)                           640,085
                    5,800  Talbots, Inc.                                 210,250
                                                                    ------------
                                                                         850,335
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.3%
                   31,300  Dell Computer Corp.(1)                        850,265
                   25,800  EMC Corporation                               346,752
                   10,300  Hewlett-Packard Co.                           211,562
                   20,000  International Business Machines
                              Corp.                                    2,419,199
                    8,600  Pitney Bowes, Inc.                            323,446
                   29,500  Sun Microsystems, Inc.(1)                     362,998
                   19,000  Tech Data Corp.(1)                            820,895
                                                                    ------------
                                                                       5,335,117
                                                                    ------------
COMPUTER SOFTWARE -- 3.2%
                    5,200  Cerner Corp.(1)                               259,610
                   13,100  Computer Associates
                              International, Inc.                        451,819
                   25,000  Mentor Graphics Corp.(1)                      589,375
                   69,100  Microsoft Corp.(1)                          4,578,221
                   73,000  Oracle Corp.(1)                             1,008,495
                    6,000  Siebel Systems, Inc.(1)                       167,940
                   11,800  Sybase, Inc.(1)                               185,968
                    6,000  Veritas Software Corp.(1)                     269,010
                                                                    ------------
                                                                       7,510,438
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   20,400  Lennar Corp.                                  955,128
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.3%
                    2,500  Mohawk Industries, Inc.(1)               $    137,200
                    6,300  Whirlpool Corp.                               461,979
                                                                    ------------
                                                                         599,179
                                                                    ------------
DEFENSE/AEROSPACE -- 0.8%
                   30,900  Boeing Co.                                  1,198,302
                   11,700  Honeywell International Inc.                  395,694
                    5,400  ITT Industries, Inc.                          272,700
                                                                    ------------
                                                                       1,866,696
                                                                    ------------
DEPARTMENT STORES -- 1.8%
                   11,200  Federated Department Stores, Inc.(1)          458,080
                    6,800  Kohl's Corp.(1)                               478,992
                   11,800  Penney (J.C.) Company, Inc.                   317,420
                   22,500  Sears, Roebuck & Co.                        1,071,900
                   33,200  Wal-Mart Stores, Inc.                       1,910,660
                                                                    ------------
                                                                       4,237,052
                                                                    ------------
DRUGS -- 7.0%
                    6,200  Allergan, Inc.                                465,310
                    8,200  Amgen Inc.(1)                                 462,767
                    4,100  Barr Laboratories, Inc.(1)                    325,376
                   32,500  Bristol-Myers Squibb Co.                    1,657,500
                    5,800  Cardinal Health, Inc.                         375,028
                    6,800  Elan Corp. plc ADR(1)                         306,408
                    2,000  Forest Laboratories, Inc.(1)                  163,900
                    4,700  Immunex Corp.(1)                              130,261
                   17,275  IVAX Corp.(1)                                 347,919
                   56,900  Johnson & Johnson                           3,362,789
                    2,700  Lilly (Eli) & Co.                             212,058
                   31,700  Merck & Co., Inc.                           1,863,960
                   20,400  Mylan Laboratories Inc.                       765,000
                  102,900  Pfizer, Inc.                                4,100,564
                   23,200  Pharmacia Corp.                               989,480
                   19,900  SICOR Inc.(1)                                 313,624
                                                                    ------------
                                                                      15,841,944
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.5%
                    9,700  Celestica Inc.(1)                             391,783
                    7,000  CIENA Corp.(1)                                100,205
                   74,300  Cisco Systems Inc.(1)                       1,345,944
                    9,568  Comverse Technology, Inc.(1)                  213,893
                   19,900  Corning Inc.                                  177,508
                   14,200  Digital Lightwave, Inc.(1)                    133,125
                   15,100  Enterasys Networks Inc.(1)                    133,635
                   13,700  Flextronics International Ltd. ADR(1)         328,732
                    8,900  Scientific-Atlanta, Inc.                      213,066
                   19,300  Tektronix, Inc.(1)                            497,554
                                                                    ------------
                                                                       3,535,445
                                                                    ------------
ELECTRICAL UTILITIES -- 0.7%
                    4,400  Allegheny Energy, Inc.                        159,368
                   19,500  Mirant Corp.(1)                               312,390
                   30,400  PPL Corp.                                   1,059,440
                    7,000  Reliant Energy, Inc.                          185,640
                                                                    ------------
                                                                       1,716,838
                                                                    ------------

8      1-800-345-6488                          See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.4%
                   61,502  Exxon Mobil Corp.                        $  2,417,028
                   63,900  Occidental Petroleum Corp.                  1,695,267
                   30,238  Royal Dutch Petroleum Co.
                              New York Shares                          1,482,267
                                                                    ------------
                                                                       5,594,562
                                                                    ------------
ENTERTAINMENT -- 1.1%
                   72,850  AOL Time Warner Inc.(1)                     2,338,485
                   10,900  Carnival Corp. Cl A                           306,072
                                                                    ------------
                                                                       2,644,557
                                                                    ------------
FINANCIAL SERVICES -- 4.5%
                   10,400  Block (H & R), Inc.                           464,880
                   14,700  Countrywide Credit Industries, Inc.           602,259
                   21,800  Fannie Mae                                  1,733,100
                   19,800  Freddie Mac                                 1,294,920
                  126,300  General Electric Co.(2)                     5,062,104
                    4,400  Household International, Inc.                 254,936
                   10,300  MBNA Corp.                                    362,560
                   14,500  Metris Companies Inc.                         372,795
                    4,701  Prudential Financial Inc.(1)                  156,026
                                                                    ------------
                                                                      10,303,580
                                                                    ------------
FOOD & BEVERAGE -- 2.3%
                   24,655  Archer-Daniels-Midland Co.                    353,799
                   16,500  Coca-Cola Company (The)                       777,975
                   10,284  Dole Food Company, Inc.                       275,920
                   35,300  Fleming Companies Inc.                        653,050
                   28,500  PepsiCo, Inc.                               1,387,665
                   15,800  Sara Lee Corp.                                351,234
                   37,200  Smithfield Foods Inc.(1)                      819,888
                   10,600  SYSCO Corp.                                   277,932
                    6,800  Unilever N.V. New York Shares                 391,748
                                                                    ------------
                                                                       5,289,211
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.2%
                   30,100  Pactiv Corp.(1)                               534,275
                                                                    ------------
GAS & WATER UTILITIES -- 0.6%
                   31,278  Sempra Energy                                 767,875
                   27,100  Utilicorp United Inc.                         682,107
                                                                    ------------
                                                                       1,449,982
                                                                    ------------
GROCERY STORES -- 0.1%
                    6,900  Safeway Inc.(1)                               288,075
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
                   15,600  Rockwell International Corp.                  278,616
                                                                    ------------
HOME PRODUCTS -- 1.3%
                   11,100  Colgate-Palmolive Co.                         641,025
                   27,600  Procter & Gamble Co. (The)                  2,183,988
                   12,900  Tupperware Corp.                              248,325
                                                                    ------------
                                                                       3,073,338
                                                                    ------------

Shares                                                                   Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 2.4%
                   17,300  Magna International Inc. Cl A            $  1,098,031
                   22,300  Shaw Group Inc. (The)(1)                      524,050
                   66,013  Tyco International Ltd.                     3,888,166
                                                                    ------------
                                                                       5,510,247
                                                                    ------------
INFORMATION SERVICES -- 1.6%
                   14,500  Electronic Data Systems Corp.                 993,975
                   19,400  First Data Corp.                            1,521,930
                   12,900  IMS Health Inc.                               251,679
                    5,400  Omnicom Group Inc.                            482,490
                   17,400  Viad Corp.                                    412,032
                                                                    ------------
                                                                       3,662,106
                                                                    ------------
INTERNET -- 0.1%
                    5,700  VeriSign, Inc.(1)                             216,971
                                                                    ------------
INVESTMENT TRUSTS -- 0.7%
                   13,400  Standard and Poor's 500
                              Depositary Receipt                       1,531,888
                                                                    ------------
LEISURE -- 0.3%
                    7,400  International Game Technology(1)              505,420
                   14,900  Mattel, Inc.                                  256,280
                                                                    ------------
                                                                         761,700
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.7%
                    8,800  CIGNA Corp.                                   815,320
                    6,000  Lincoln National Corp.                        291,420
                   17,600  MetLife, Inc.                                 557,568
                                                                    ------------
                                                                       1,664,308
                                                                    ------------
MEDIA -- 0.5%
                   12,600  Comcast Corp. Cl A(1)                         453,663
                   13,000  Disney (Walt) Co.                             269,360
                   15,070  USA Networks Inc.(1)                          411,637
                                                                    ------------
                                                                       1,134,660
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.8%
                    7,100  Baxter International, Inc.                    380,773
                    4,200  Fisher Scientific International(1)            122,640
                   15,000  Medtronic, Inc.                               768,150
                    2,900  PerkinElmer, Inc.                             101,558
                    6,000  Varian Medical Systems, Inc.(1)               427,560
                                                                    ------------
                                                                       1,800,681
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                   23,383  Oxford Health Plans, Inc.(1)                  704,764
                    8,900  Wellpoint Health Networks Inc.(1)           1,039,965
                                                                    ------------
                                                                       1,744,729
                                                                    ------------
MINING & METALS -- 0.3%
                   15,400  Alcoa Inc.                                    547,470
                   10,600  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                         141,934
                                                                    ------------
                                                                         689,404
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      9

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.4%
                   31,000  AutoNation, Inc.(1)                      $    382,230
                    7,800  Johnson Controls, Inc.                        629,850
                                                                    ------------
                                                                       1,012,080
                                                                    ------------
OIL REFINING -- 1.3%
                   19,400  ChevronTexaco Corp.                         1,738,434
                   41,200  USX-Marathon Group(1)                       1,236,000
                                                                    ------------
                                                                       2,974,434
                                                                    ------------
OIL SERVICES -- 0.4%
                   17,900  ENSCO International Inc.                      444,815
                    7,600  Smith International, Inc.(1)                  407,512
                                                                    ------------
                                                                         852,327
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.2%
                    2,300  Allstate Corp.                                 77,510
                   18,800  American International Group, Inc.          1,492,720
                   28,660  Fidelity National Financial, Inc.             710,768
                    1,000  Progressive Corp. (Ohio)                      149,300
                    8,400  Radian Group Inc.                             360,780
                                                                    ------------
                                                                       2,791,078
                                                                    ------------
PUBLISHING -- 0.3%
                   17,800  American Greetings Corp. CI A                 245,284
                   10,700  Deluxe Corp.                                  444,906
                                                                    ------------
                                                                         690,190
                                                                    ------------
RAILROADS -- 0.1%
                    2,500  Union Pacific Corp.                           142,500
                                                                    ------------
RESTAURANTS -- 0.2%
                    5,200  Applebee's International Inc.                 177,970
                    9,600  Brinker International, Inc.(1)                285,696
                    4,800  Ruby Tuesday Inc.                              99,024
                                                                    ------------
                                                                         562,690
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                    9,900  Lehman Brothers Holdings Inc.                 661,320
                   19,400  Morgan Stanley Dean Witter
                              & Co.                                    1,085,236
                                                                    ------------
                                                                       1,746,556
                                                                    ------------
SEMICONDUCTOR -- 2.2%
                   19,700  Analog Devices, Inc.(1)                       874,483
                   11,000  Applied Materials, Inc.(1)                    441,155
                    8,800  Applied Micro Circuits Corp.(1)                99,572
                    5,000  Broadcom Corp.(1)                             204,375
                   34,500  Intel Corp.                                 1,084,852
                      600  Intersil Corporation(1)                        19,422
                    5,400  KLA-Tencor Corp.(1)                           267,624
                   18,000  Lam Research Corp.(1)                         417,870
                   10,800  Linear Technology Corp.                       420,984
                    7,500  Maxim Integrated Products, Inc.(1)            393,788
                    7,700  Microsemi Corp.(1)                            229,383
                   22,400  Texas Instruments Inc.                        627,200
                                                                    ------------
                                                                       5,080,708
                                                                    ------------

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.2%
                    1,800  Autozone Inc.(1)                         $    129,240
                    8,900  Circuit City Stores-Circuit City
                              Group                                      230,955
                   14,700  Home Depot, Inc.                              749,847
                    2,600  Michaels Stores, Inc.(1)                       85,670
                   39,100  Office Depot, Inc.(1)                         724,914
                   16,400  Pier 1 Imports, Inc.                          284,376
                    3,700  RadioShack Corp.                              111,370
                    9,400  Zale Corp.(1)                                 393,672
                                                                    ------------
                                                                       2,710,044
                                                                    ------------
TELEPHONE -- 2.6%
                   39,900  BellSouth Corp.                             1,522,185
                   48,800  SBC Communications Inc.                     1,911,496
                   42,390  Verizon Communications                      2,011,829
                   37,600  WorldCom, Inc. - WorldCom Group(1)            529,596
                                                                    ------------
                                                                       5,975,106
                                                                    ------------
THRIFTS -- 0.3%
                   10,100  Astoria Financial Corp.                       267,297
                   15,550  Washington Mutual, Inc.                       508,485
                                                                    ------------
                                                                         775,782
                                                                    ------------
TOBACCO -- 0.5%
                   23,500  Philip Morris Companies Inc.                1,077,475
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    3,300  FedEx Corporation(1)                          171,204
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
                   59,000  AT&T Wireless Services Inc.(1)                847,830
                   11,700  QUALCOMM Inc.(1)                              590,558
                   18,300  UTStarcom Inc.(1)                             520,818
                                                                    ------------
                                                                       1,959,206
                                                                    ------------
TOTAL COMMON STOCKS                                                  134,059,335
                                                                    ------------
   (Cost $121,084,784)

MORTGAGE-BACKED SECURITIES(3) -- 13.8%
               $5,099,639  FHLMC, 6.50%, 6/1/16 to
                              1/1/31                                   5,168,907
                  737,413  FHLMC, 7.00%, 11/1/13                         766,394
                  748,793  FHLMC, 8.00%, 7/1/30                          785,193
                2,859,273  FNMA, 5.50%, 10/25/08 to
                              12/1/16                                  2,833,276
                4,500,000  FNMA, 6.00%, 8/8/07,
                              settlement date 1/14/02(4)               4,398,750
                3,404,974  FNMA, 6.00%, 4/1/13 to
                              2/1/29                                   3,395,281
                1,500,000  FNMA, 6.50%, 2/16/06,
                              settlement date 1/14/02(4)               1,500,468
                2,752,062  FNMA, 6.50%, 11/1/11 to
                              1/1/29                                   2,779,563
                  660,112  FNMA, 7.00%, 1/1/28                           675,686
                1,976,215  FNMA, 7.50%, 7/1/29 to
                              9/1/30                                   2,043,607

10      1-800-345-6488                         See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Principal Amount                                                         Value
--------------------------------------------------------------------------------

               $  773,967  GNMA, 6.50%, 3/15/28 to
                              5/15/28                               $    778,665
                4,791,363  GNMA, 7.00%, 4/20/26 to
                              5/15/31                                  4,903,870
                  993,988  GNMA, 7.50%, 8/15/26 to
                              2/15/28                                  1,034,104
                  588,663  GNMA, 8.00%, 12/15/29                         617,362
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      31,681,126
                                                                    ------------
   (Cost $31,287,610)

CORPORATE BONDS -- 11.2%

BANKS -- 0.5%
                1,000,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,060,790
                                                                    ------------
DRUGS -- 0.4%
                1,000,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                  1,040,161
                                                                    ------------
ELECTRICAL UTILITIES -- 1.1%
                1,000,000  Calpine Corp., 8.25%, 8/15/05                 911,247
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09                997,053
                  600,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                             602,458
                                                                    ------------
                                                                       2,510,758
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.5%
                  750,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             732,867
                  400,000  Kerr-McGee Corp., 6.875%,
                              9/15/11                                    404,290
                                                                    ------------
                                                                       1,137,157
                                                                    ------------
ENTERTAINMENT -- 0.2%
                  450,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    477,438
                                                                    ------------
FINANCIAL SERVICES -- 2.3%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                  1,036,950
                1,000,000  CIT Group Inc., 5.625%, 5/17/04             1,030,891
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,035,874
                  750,000  Ford Motor Credit Co., 6.75%,
                              5/15/05                                    754,393
                  500,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                            490,633
                  750,000  Household Finance Corp., 6.75%,
                              5/15/11                                    747,043
                                                                    ------------
                                                                       5,095,784
                                                                    ------------
GROCERY STORES -- 0.7%
                  750,000  Delhaize America Inc., 8.125%,
                              4/15/11                                    824,563
                  750,000  Kroger Co., 7.65%, 4/15/07                    820,198
                                                                    ------------
                                                                       1,644,761
                                                                    ------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.9%
               $1,000,000  Dial Corp., 7.00%, 8/15/06               $  1,007,174
                1,000,000  International Flavors &
                              Fragrances, 6.45%, 5/15/06               1,012,279
                                                                    ------------
                                                                       2,019,453
                                                                    ------------
MEDIA -- 0.6%
                1,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           1,103,790
                  400,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                    380,906
                                                                    ------------
                                                                       1,484,696
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
                  350,000  Ford Motor Co., 7.45%, 7/16/31                321,567
                1,000,000  General Motors Corp., 7.00%,
                              6/15/03                                  1,040,751
                                                                    ------------
                                                                       1,362,318
                                                                    ------------
OIL REFINING -- 0.3%
                  800,000  Conoco Funding Co., 6.35%,
                              10/15/11                                   808,467
                                                                    ------------
RAILROADS -- 0.2%
                  500,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      484,928
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                                  1,005,168
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                1,000,000  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                           1,027,283
                                                                    ------------
TELEPHONE -- 1.8%
                1,000,000  AT&T Corp., 7.30%,
                              11/15/11 (Acquired 12/4/01,
                              Cost $1,016,260)(5)                      1,026,576
                1,000,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06                           1,029,159
                  500,000  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                             488,034
                1,000,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,010,510)(5)             1,037,400
                  500,000  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                             530,039
                                                                    ------------
                                                                       4,111,208
                                                                    ------------
THRIFTS -- 0.3%
                  650,000  Washington Mutual, Inc., 6.875%,
                              6/15/11                                    668,142
                                                                    ------------
TOTAL CORPORATE BONDS                                                 25,938,512
                                                                    ------------
   (Cost $25,479,089)

See Notes to Financial Statements                www.americancentury.com      11

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 6.4%
               $5,200,000  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(6)                            $  1,218,950
                  600,000  U.S. Treasury Bonds, 10.625%,
                              8/15/15                                    888,446
                  550,000  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                   603,582
                4,250,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27(7)                               4,606,935
                  400,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    433,422
                1,500,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  1,541,720
                2,000,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  2,037,814
                2,000,000  U.S. Treasury Notes, 6.75%,
                              5/15/05(7)                               2,175,158
                1,000,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                  1,044,141
                  300,000  U.S. Treasury Notes, 5.00%,
                              8/15/11                                    299,344
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        14,849,512
                                                                    ------------
   (Cost $14,760,440)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.5%
                1,500,000  FHLMC, 5.25%, 2/15/04                       1,555,830
                1,500,000  FHLMC, 5.50%, 9/15/11                       1,473,288
                2,000,000  FNMA, 7.00%, 7/15/05                        2,177,850
                2,000,000  FNMA, 5.50%, 3/15/11                        1,968,980
                1,000,000  FNMA MTN, 5.74%, 1/21/09                    1,008,410
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             8,184,358
                                                                    ------------
   (Cost $8,043,174)

COLLATERALIZED MORTGAGE OBLIGATIONS(3) -- 1.9%
                1,000,000  Credit-Based Asset Servicing and
                              Securitization, Series 2001 CB2,
                              Class A2F, 5.97%, 7/25/05                1,027,592
                1,172,112  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           1,216,238
                1,500,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,521,580
                  716,484  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   737,080
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            4,502,490
                                                                    ------------
   (Cost $4,398,127)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3) -- 1.9%
               $  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                               $    837,909
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    781,415
                  600,000  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1, Class A5
                              SEQ, 6.21%, 12/30/11                       614,041
                  451,166  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                    455,202
                  113,353  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 3/17/02                             114,775
                1,000,000  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                      1,036,015
                  533,584  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                    535,689
                  103,954  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                            104,243
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          4,479,289
                                                                    ------------
   (Cost $4,369,902)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.5%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 1.50%, dated 12/31/01, due
    1/2/02 (Delivery value $1,142,595)                                 1,142,500
                                                                    ------------
   (Cost $1,142,500)

TEMPORARY CASH INVESTMENTS -- 2.7%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 1.50%, dated 12/31/01, due
    1/2/02 (Delivery value $6,358,030)                                 6,357,500
                                                                    ------------
   (Cost $6,357,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $231,194,622
                                                                    ============
   (Cost $216,923,126)

12      1-800-345-6488                         See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

EQUITY FUTURES CONTRACTS*
                         Expiration        Underlying Face       Unrealized
     Purchased              Date           Amount at Value          Loss
--------------------------------------------------------------------------------
   4 S&P 500            March
      Futures               2002             $1,142,500           $(22,030)
                                           =====================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) When-issued security.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2001, was
    $2,063,976 which represented 0.9% of net assets.

(6) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(7) Security, or a portion thereof, has been segregated for when-issued securities.

See Notes to Financial Statements                www.americancentury.com      13

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS
Investment securities, at value
  (cost of $216,923,126) (Note 3) .......................         $ 231,194,622
Receivable for investments sold .........................             2,042,126
Dividends and interest receivable .......................             1,199,917
                                                                  -------------
                                                                    234,436,665
                                                                  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ...................................               268,053
Payable for investments purchased .......................             6,464,520
Payable for variation margin
  on futures contracts ..................................                14,185
Accrued management fees (Note 2) ........................               173,960
Payable for directors' fees
  and expenses (Note 2) .................................                   177
                                                                  -------------
                                                                      6,920,895
                                                                  -------------
Net Assets ..............................................         $ 227,515,770
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..............................................           200,000,000
                                                                  =============
Outstanding .............................................            34,543,084
                                                                  =============

Net Asset Value Per Share ...............................         $        6.59
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................         $ 218,402,610
Undistributed net investment income .....................             5,694,723
Accumulated net realized loss
  on investment transactions ............................           (10,831,029)
Net unrealized appreciation
  on investments (Note 3) ...............................            14,249,466
                                                                  -------------
                                                                  $ 227,515,770
                                                                  =============

                                               See Notes to Financial Statements
14      1-800-345-6488                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Income:
Interest .................................................         $  6,160,395
Dividends (net of foreign taxes
  withheld of $6,076) ....................................            1,701,231
                                                                   ------------
                                                                      7,861,626
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            2,137,974
Directors' fees and expenses .............................                2,691
                                                                   ------------
                                                                      2,140,665
                                                                   ------------

Net investment income ....................................            5,720,961
                                                                   ------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on
  investment transactions ................................           (9,841,332)
Change in net unrealized
  appreciation on investments ............................           (5,300,465)
                                                                   ------------

Net realized and unrealized loss .........................          (15,141,797
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $ (9,420,836)
                                                                   ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Decrease in Net Assets                                   2001          2000
----------------------                                   ----          ----

OPERATIONS
Net investment income ....................     $   5,720,961      $   6,828,536
Net realized gain (loss) .................        (9,841,332)         7,730,917
Change in net
  unrealized appreciation ................        (5,300,465)       (21,481,018)
                                               -------------      -------------
Net decrease in net assets
  resulting from operations ..............        (9,420,836)        (6,921,565)
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (6,829,411)        (6,874,650)
From net realized gains ..................        (8,107,307)        (4,329,267)
                                               -------------      -------------
Decrease in net assets
  from distributions .....................       (14,936,718)       (11,203,917)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        25,737,880        241,153,301
Proceeds from reinvestment
  of distributions .......................        14,936,718         11,203,917
Payments for shares redeemed .............       (47,337,156)      (260,768,294)
                                               -------------      -------------
Net decrease in net assets from
  capital share transactions .............        (6,662,558)        (8,411,076)
                                               -------------      -------------

Net decrease in net assets ...............       (31,020,112)       (26,536,558)

NET ASSETS
Beginning of period ......................       258,535,882        285,072,440
                                               -------------      -------------
End of period ............................     $ 227,515,770      $ 258,535,882
                                               =============      =============

Undistributed net
  investment income ......................     $   5,694,723      $   6,820,395
                                               =============      =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................         3,856,022         32,613,479
Issued in reinvestment
  of distributions .......................         2,239,388          1,520,206
Redeemed .................................        (7,094,947)       (35,170,055)
                                               -------------      -------------
Net decrease .............................          (999,537)        (1,036,370)
                                               =============      =============

                                               See Notes to Financial Statements
16      1-800-345-6488                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may purchase and sell U.S.
government and agency securities on a when-issued or forward commitment basis.
Under these arrangements, the securities' prices and yields are fixed on the date of  the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting  of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $6,522,612 (expiring in 2009), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $1,535,412. The fund has elected to treat such losses as having been incurred in the following year for federal income tax purposes.

                                                 www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

FUND AVERAGE NET ASSETS

First $250 million ............ 0.90%
Of the next $250 million ...... 0.85%
Over $500 million ............. 0.80%

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (see Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2001, totaled $260,661,770, of which $91,674,712 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding  short-term investments, for the year ended December 31,
2001, totaled $271,189,853, of which $88,939,096 represented U.S. Treasury and
Agency obligations.

     At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

            Gross Appreciation               $ 20,427,994
            Gross Depreciation                (8,913,599)
                                             ------------
            Net                              $ 11,514,395
                                             ============
            Federal Tax Cost                 $219,680,227
                                             ============

    The difference between book basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

5.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The fund distributed $6,774,990 during the fiscal year ended December 31,
2001 as capital gain dividends, all of which is designated as a 20% rate gain distribution.

    For corporate taxpayers, 4.25% of the ordinary income distributions paid during the fiscal year ended December 31, 2001 qualify for the corporate dividends received deduction.

18      1-800-345-6488

VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                         2001       2000       1999       1998       1997
                                         ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $7.27      $7.79      $8.34      $8.24      $7.54
                                       --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............   0.17       0.20       0.19       0.16       0.19
  Net Realized and Unrealized
  Gain (Loss) ........................  (0.42)     (0.40)      0.52       1.04       0.94
                                       --------   --------   --------   --------   --------
  Total From Investment Operations ...  (0.25)     (0.20)      0.71       1.20       1.13
                                       --------   --------   --------   --------   --------
Distributions
  From Net Investment Income .........  (0.20)     (0.20)     (0.16)     (0.15)     (0.09)
  From Net Realized Gains ............  (0.23)     (0.12)     (1.10)     (0.95)     (0.34)
                                       --------   --------   --------   --------   --------
  Total Distributions ................  (0.43)     (0.32)     (1.26)     (1.10)     (0.43)
                                       --------   --------   --------   --------   --------
Net Asset Value, End of Period .......  $6.59      $7.27      $7.79      $8.34      $8.24
                                       ========   ========   ========   ========   ========
  Total Return(1) ....................  (3.54)%    (2.65)%    10.06%     15.77%     15.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   0.90%      0.90%      0.90%      0.97%(2)   1.00%
Ratio of Net Investment Income
  to Average Net Assets ..............   2.41%      2.51%      2.45%      2.16%(2)   2.19%
Portfolio Turnover Rate ..............    112%        96%        83%       158%       125%
Net Assets, End of Period
  (in thousands) .................... $227,516   $258,536   $285,072   $280,437   $219,087

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) ACIM voluntarily waived a portion of its management fee from October 1,
    1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and
    2.14%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      19

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Balanced Fund, (the
"Fund"), one of the funds comprising American Century Variable
Portfolios, Inc., as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

20      1-800-345-6488

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                 www.americancentury.com      21

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

22      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks.
Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is  to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, and the remaining 40% is represented by the Lehman Brothers Aggregate Bond Index.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX reflects the price fluctuations of
Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. The index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

   Equity Portfolio
       JEFF TYLER

   Fixed-Income Portfolio
       JEFF HOUSTON

   Credit Research
       GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR, MOODY'S, AND FITCH. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB BY S&P ARE CONSIDERED
"INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM
DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

                                                 www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as year-by-year results.
For fiscal  year-by-year total returns, please refer to the "Financial
Highlights" on page 19.

FIXED-INCOME TERMS

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

*   U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

*   DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

EQUITY TERMS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section  are types of common stock.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 generally consist of stocks in this range.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

24      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      25

Notes
--------------------------------------------------------------------------------

26      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-6488

[back cover]

[small photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

0201                                 American Century Investment Services, Inc.
SH-ANN-28616                      (c)2002 American Century Services Corporation

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                 Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP Vista

December 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover -- blank]

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers such as high oil prices and interest rates as well as a worldwide slowdown in business investment. But it was not to
be. After a long sprint, businesses couldn't keep up the pace, and investors suffered through one of the worst years for corporate profits in recent memory.
As we closed out 2001, however, we were heartened by the resiliency markets demonstrated as they rebounded strongly in the fourth quarter.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business  community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continued to follow their time-tested strategies, regardless of market, political, and economic conditions.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet
To Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.             /s/James E. Stowers III
James E. Stowers, Jr.                James E. Stowers III
Founder and Chairman                 Co-Chairman of the Board

[right margin]

VP VISTA
   Portfolio and Market

FINANCIAL STATEMENTS

   Independent
   Auditors' Report .......................................................   13

OTHER INFORMATION
   Management .............................................................   14
   Background Information

                                                       www.americancentury.com

VP Vista--Portfolio and Market Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                      VP       RUSSELL 2500
                                                     VISTA        GROWTH
LIFE OF PORTFOLIO(1) ............................... 1.50%       25.90%(2)

The inception date of the portfolio is 10/5/01.

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/01, the date nearest the portfolio's inception for which data are available.

See pages 16-17 for information about the Russell 2500 Growth Index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

*Index data from 9/30/01, the date nearest the portfolio's inception for which data are available. The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio. The Russell 2500 Growth Index is provided for comparison. VP Vista's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the Russell 2500 Growth Index does not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2001

MARKET RETURNS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2001

S&P 500               10.71%
S&P MIDCAP 400        17.98%
RUSSELL 2000          21.09%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

2      1-800-345-6488

VP Vista--Performance Review
--------------------------------------------------------------------------------

[photo of Glenn Fogle and David Rose]

     A market commentary and  performance review by Glenn Fogle and David Rose, portfolio managers  on the VP Vista team.

     VP Vista gained 1.50% from its inception on October 5, 2001, to the close of its fiscal year on December 31, 2001. The fund's benchmark, the Russell 2500
Growth Index, rose 25.90%.*

THE STOCK MARKET RALLIES

     Pinning their hopes on the first  anecdotal signs that the economy was beginning to mend, investors poured money back into growth stocks that they thought would lead an economic recovery. The market's oversold conditions following September 11 added to the upward momentum, and the stock market rebounded in the fourth quarter. Two interest rate cuts in the period, the tenth and eleventh of the year, also contributed to the reborn optimism.

     Technology stocks led the rebound even though many businesses in the sector continued to post weak earnings. VP Vista's technology investments, particularly in software, were leading contributors to performance. Network
Associates was the portfolio's top performer, benefiting from heightened focus on network security following the terrorist attacks. Nevertheless, fundamental analysis revealed a dearth of mid-cap tech stocks displaying earnings and revenue acceleration. This prompted us to limit our exposure to technology stocks, which was one reason why VP Vista lagged the benchmark.

     Information services was an area associated with technology that possessed tangible evidence of earnings acceleration, and it was a leading contributor to performance. In a difficult economic environment, corporations and governments looked to outsourcing IT tasks as a way to lower costs and improve profit margins. Affiliated Computer Services, a company that provides technology and business process outsourcing as well as systems integration services, benefited from the outsourcing trend.

     Outside of technology, uncertainty brought about by the weak economy, rising layoffs, and the war on terrorism caused consumers to be discriminating shoppers over the holiday season. Home furnishings, consumer electronics, and pet products garnered strong sales, and VP Vista profited from its holdings in specialty retailers.

REVERSAL OF FORTUNES

     VP Vista's health care investments detracted from performance. Although health care was one of the few areas in the market that displayed sustainable earnings growth, investors sold these stocks for the potential higher rewards of riskier names that traditionally lead economic recoveries. Nonetheless, we maintained our health care commitment based on fundamental analysis pointing to sustainable earnings acceleration. Many drug makers and hospitals are gaining pricing power amid firm demand for their products and services at a time when scores of businesses are struggling. First Health Group administers group health and workers' compensation

* Since September 30, 2001, the date nearest the portfolio's inception for which data are available.

[right margin]

PORTFOLIO AT A GLANCE

                                     12/31/01

NO. OF COMPANIES                        83

P/E RATIO                              27.6

MEDIAN MARKET                          $2.46
  CAPITALIZATION                      BILLION

WEIGHTED MARKET                        $6.90
  CAPITALIZATION                      BILLION

PORTFOLIO TURNOVER                     50%(1)

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2001
U.S. COMMON STOCKS                                              100.0%

(1) For the period from 10/5/01 through 12/31/01.

Investment terms are defined in the Glossary on pages 17-18.

                                                  www.americancentury.com    3

VP Vista--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

benefits for clients, and AdvancePCS manages prescription drug benefit programs. Both stocks were hurt by the rotation out of health care, although our investment process identified no fundamental deterioration.

     Even as economic expectations were improving, many businesses experienced slowing growth rates in the fourth quarter. One such area was wireless telecommunications. VP Vista owned Sprint PCS because its subscriber growth trends were accelerating, driven by innovative distribution agreements and pricing plans. However, the stock fell when investors began to see signs that future growth might be slower and less profitable than previously thought.

THE JURY IS OUT

     The jury is still out as to whether the bear market has ended, and the risks of being caught in another downdraft are high. 2001 produced two other sentiment-driven market rallies, in January and April, that fizzled, illustrating the folly of trying to time a market recovery. Instead, we will adhere to  our investment process of identifying mid-sized companies with strong fundamental data supporting earnings and revenues acceleration. We believe this strategy will lead to solid performance over the long term.

[left margin]

TOP TEN HOLDINGS
                                               % OF PORTFOLIO INVESTMENTS
                                                          AS OF
                                                         12/31/01

TENET HEALTHCARE CORP.                                     5.2%
FIRST HEALTH GROUP CORP.                                   4.8%
SPRINT CORP. PCS                                           4.0%
WELLPOINT HEALTH NETWORKS INC.                             3.9%
TRICON GLOBAL RESTAURANTS, INC.                            3.2%
AFFILIATED COMPUTER SERVICES INC.                          2.9%
TRIAD HOSPITALS INC.                                       2.8%
AMERISOURCEBERGEN CORP.                                    2.8%
FIRST DATA CORP.                                           2.6%
COMPUTER SCIENCES CORP.                                    2.5%

TOP FIVE INDUSTRIES

                                               % OF PORTFOLIO INVESTMENTS
                                                          AS OF
                                                         12/31/01

MEDICAL PROVIDERS & SERVICES                               24.0%
INFORMATION SERVICES                                       11.0%
DRUGS                                                       9.9%
SPECIALTY STORES                                            7.0%
PROPERTY & CASUALTY INSURANCE                               6.5%

4   1-800-345-6488

VP Vista--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS - 100.0%

AIRLINES - 0.8%
     300  Continental Airlines Inc.(1)                       $    7,863
                                                          ---------------------

ALCOHOL - 2.1%
     476  Constellation Brands, Inc.(1)                          20,397
                                                          ---------------------

BANKS - 0.5%
     170  Charter One Financial Inc.                              4,616
                                                          ---------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.5%
     293  Computer Network Technology Corp.(1)                    5,221
     390  MCSi, Inc.(1)                                           9,148
                                                          ---------------------
                                                                 14,369
                                                          ---------------------

COMPUTER SOFTWARE - 4.9%
     248  Acxiom Corp.(1)                                         4,329
     400  Dendrite International, Inc.(1)                         5,610
     227  Intuit Inc.(1)                                          9,718
     684  Network Associates Inc.(1)                             17,685
     157  Symantec Corp.(1)                                      10,416
                                                           --------------------
                                                                 47,758
                                                           --------------------

CONSTRUCTION & REAL PROPERTY - 0.7%
     238  Elcor Corp.                                             6,614
                                                           --------------------

DEFENSE/AEROSPACE - 4.1%
     153  Alliant Techsystems Inc.(1)                            11,812
     200  EDO Corp.                                               5,290
     480  Lockheed Martin Corp.                                  22,401
                                                           --------------------
                                                                 39,503
                                                           --------------------

DRUGS - 9.9%
      70  Allergan, Inc.                                          5,254
     419  AmerisourceBergen Corp.                                26,626
     100  CV Therapeutics, Inc.(1)                                5,203
     120  D&K Healthcare Resources Inc.                          6,837
     200  First Horizon Pharmaceutical Corp.(1)                   5,877
     129  King Pharmaceuticals, Inc.(1)                           5,435
     288  Mylan Laboratories Inc.                                10,800
     274  Protein Design Labs, Inc.(1)                            9,002
     481  Transkaryotic Therapies Inc.(1)                        20,560
                                                           --------------------
                                                                 95,594
                                                           --------------------

ELECTRICAL UTILITIES - 1.2%
     761  NRG Energy Inc.(1)                                     11,796
                                                           --------------------

FINANCIAL SERVICES - 2.6%
     180  Investors Financial Services Corp.                     11,912
      90  MGIC Investment Corp.                                   5,555
      97  USA Education Inc.                                      8,150
                                                           --------------------
                                                                 25,617
                                                           --------------------

FOOD & BEVERAGE - 0.7%
     240  Hain Celestial Group, Inc. (The)(1)                     6,595
                                                           --------------------

Shares                                                            Value
-------------------------------------------------------------------------------

HOME PRODUCTS - 0.6%
     153  Clorox Co.                                         $    6,051
                                                           --------------------

HOTELS - 0.5%
     160  Argosy Gaming Company(1)                                5,203
                                                           --------------------

INFORMATION SERVICES - 11.0%

      62  ADVO, Inc.(1)                                           2,666
     264  Affiliated Computer Services Inc.(1)                   28,018
     500  Computer Sciences Corp.(1)                             24,490
     100  Fair, Isaac and Co., Inc.                               6,302
     325  First Data Corp.                                       25,496
     330  Perot Systems Corp.(1)                                  6,739
     261  Sabre Holdings Corp.(1)                                11,053
      73  Total System Services Inc.                              1,546
                                                           --------------------
                                                                106,310
                                                           --------------------

LEISURE - 1.1%
     350  Action Performance Cos. Inc.(1)                        10,700
                                                           --------------------

LIFE & HEALTH INSURANCE - 0.6%
     115  Lincoln National Corp.                                  5,586
                                                           --------------------

MEDIA - 1.1%
     350  Charter Communications, Inc.(1)                         5,752
     190  Gemstar -- TV Guide
            International, Inc.(1)                                5,259
                                                           --------------------
                                                                 11,011
                                                           --------------------

MEDICAL PRODUCTS & SUPPLIES - 5.5%
     240  Boston Scientific Corp.(1)                              5,789
     235  Guidant Corp.(1)                                       11,703
     265  Haemonetics Corp.(1)                                    8,989
     445  Novoste Corp.(1)                                        3,887
     150  Patterson Dental Co.(1)                                 6,137
     100  Schein (Henry), Inc.(1)                                 3,703
     100  Therasense Inc.(1)                                      2,460
     265  Waters Corp.(1)                                        10,269
                                                           --------------------
                                                                 52,937
                                                           --------------------

MEDICAL PROVIDERS & SERVICES - 24.0%
     760  AdvancePCS(1)                                          22,321
     363  Beverly Enterprises Inc.(1)                             3,122
     309  Covance Inc.(1)                                         7,014
   1,883  First Health Group Corp.(1)                            46,689
     687  HCR Manor Care, Inc.(1)                                16,289
     506  Health Management Associates, Inc.(1)                   9,310
     420  Humana Inc.(1)                                          4,952
      98  Rightchoice Managed Care Inc.(1)                        6,859
     863  Tenet Healthcare Corp.(1)                              50,675
     924  Triad Hospitals Inc.(1)                                27,119
     320  WellPoint Health Networks Inc.(1)                      37,392
                                                           --------------------
                                                                231,742
                                                           --------------------

See Notes to Financial Statements                       www.americancentury.com

VP Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                            Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 6.5%
     252  Mercury General Corp.                               $  11,002
     191  PMI Group, Inc. (The)                                  12,799
     110  Progressive Corp. (Ohio)                               16,423
     519  Radian Group Inc.                                      22,291
                                                           --------------------
                                                                 62,515
                                                           --------------------

REAL ESTATE INVESTMENT TRUST - 0.5%
     150  Public Storage, Inc.                                    5,010
                                                           ---------------------

RESTAURANTS - 3.8%
     134  CEC Entertainment Inc.(1)                               5,814
     628  Tricon Global Restaurants, Inc.(1)                     30,898
                                                           ---------------------
                                                                 36,712
                                                           ---------------------

SECURITIES & ASSET MANAGEMENT - 2.1%
     100  Alliance Capital Management
             Holding L.P.                                         4,832
     200  Eaton Vance Corp.                                       7,110
     190  SEI Investments Co.                                     8,572
                                                           ---------------------
                                                                 20,514
                                                           ---------------------

SPECIALTY STORES - 7.0%
     143  Autozone Inc.(1)                                       10,267
     140  Fred's, Inc.                                            5,734
     200  Linens 'n Things, Inc.(1)                               5,100
     200  Michaels Stores, Inc.(1)                                6,590
     300  O'Reilly Automotive, Inc.(1)                           10,982
     612  PETsMART, Inc.(1)                                       6,086
     700  Pier 1 Imports, Inc.                                   12,138
     348  RadioShack Corp.                                       10,475
                                                           ---------------------
                                                                 67,372
                                                           ---------------------

Shares                                                            Value
--------------------------------------------------------------------------------

TOBACCO - 1.9%
     525  UST Inc.                                            $  18,375
                                                           ---------------------

WIRELESS TELECOMMUNICATIONS - 4.8%
      75  AirGate PCS Inc.(1)                                     3,401
     331  Alamosa Holdings Inc.(1)                                3,949
   1,603  Sprint Corp. PCS(1)                                    39,129
                                                           ---------------------
                                                                 46,479
                                                           ---------------------

TOTAL INVESTMENT SECURITIES - 100.0%                           $967,239
                                                           =====================
  (Cost $929,402)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

6    1-800-345-6488                            See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS

Investment securities, at value (cost of $929,402) (Note 3) ..    $     967,239
Cash .........................................................          101,925
Receivable for investments sold ..............................           24,306
Dividends receivable .........................................               39
                                                                  -------------
                                                                      1,093,509
                                                                  -------------
LIABILITIES

Payable for investments purchased ............................           20,579
Accrued management fees (Note 2) .............................              887
                                                                  -------------
                                                                         21,466
                                                                  -------------
Net Assets ...................................................    $   1,072,043
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized
                                                                    200,000,000
                                                                  =============
Outstanding ..................................................          105,671
                                                                  =============

Net Asset Value per Share ....................................    $       10.15
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $   1,055,498
Accumulated net realized loss on investment transactions .....          (21,292)
Net unrealized appreciation on investments (Note 3) ..........           37,837
                                                                  -------------
                                                                  $   1,072,043
                                                                  =============

See Notes to Financial Statements

See Glossary for a Definition of the Table          www.americancentury.com    7

Statement of Operations
--------------------------------------------------------------------------------

FOR THE PERIOD OCTOBER 5, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

INVESTMENT LOSS

Income:
Dividends ......................................................       $    865
Interest .......................................................            778
                                                                       --------
                                                                          1,643
                                                                       --------

Expenses (Note 2):
Management fees ................................................          2,426
                                                                       --------

Net investment loss ............................................           (783)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on investment transactions ...................        (21,292)
Change in net unrealized appreciation on investments ...........         37,837
                                                                       --------
Net realized and unrealized gain ...............................         16,545
                                                                       --------

Net Increase in Net Assets Resulting from Operations ...........       $ 15,762
                                                                       ========

                                              See Notes to Financial Statements
8   1-800-345-6488                   See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

FOR THE PERIOD OCTOBER 5, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

Increase in Net Assets

                                                                        2001
                                                                        ----
OPERATIONS

Net investment loss ............................................    $      (783)
Net realized loss ..............................................        (21,292)
Change in net unrealized appreciation ..........................         37,837
                                                                    -----------
Net increase in net assets resulting from operations ...........         15,762
                                                                    -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......................................      1,057,784
Payments for shares redeemed ...................................         (1,503)
                                                                    -----------
Net increase in net assets from capital share transactions .....      1,056,281
                                                                    -----------

Net increase in net assets .....................................      1,072,043

NET ASSETS

Beginning of period ............................................           --
                                                                    -----------
End of period ..................................................    $ 1,072,043
                                                                    ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold ...........................................................        105,823
Redeemed .......................................................           (152)
                                                                    -----------
Net increase ...................................................        105,671
                                                                    ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table          www.americancentury.com    9

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth.  The fund seeks to achieve its investment objective by investing  in companies with small to medium market capitalization. The  following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management. Sale of the fund commenced on October 5, 2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are  valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund  is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at December 31, 2001.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $9,950 (expiring in 2009) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $9,987. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10   1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001
--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. For the period October 5, 2001 (inception) through
December 31, 2001, the effective annual management fee was 1.00%.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the  distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period October 5, 2001 (inception) through December 31,
2001, totaled $1,367,635 and $416,940, respectively.

    At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

          Gross Appreciation                     $  72,448
          Gross Depreciation                       (35,966)
                                         ------------------
          Net                                    $  36,482
                                         ==================
          Federal Tax Cost                        $930,757
                                         ==================

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was effective December
19, 2001. The fund may  borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the period October 5, 2001 (inception) through December 31, 2001.

                                                  www.americancentury.com   11

VP Vista--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                        2001(1)
                                                                        -------
PER-SHARE DATA

Net Asset Value, Beginning of Period .................................  $10.00
                                                                       ---------
Income From Investment Operations
Net Investment Loss ..................................................   (0.01)
Net Realized and Unrealized Gain .....................................    0.16
                                                                       ---------
Total From Investment Operations .....................................    0.15
                                                                       ---------
Net Asset Value, End of Period .......................................  $10.15
                                                                       =========
Total Return(2) ......................................................    1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....................  1.00%(3)
Ratio of Net Investment Loss to Average Net Assets .................. (0.32)%(3)
Portfolio Turnover Rate .............................................     50%
Net Assets, End of Period (in thousands) ............................  $1,072

(1) October 5, 2001 (inception) through December 31, 2001.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                                              See Notes to Financial Statements
12    1-800-345-6488                 See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Vista Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 5,
2001 (inception) through December 31, 2001. These financial  statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our
audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period October 5, 2001
(inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

                                                  www.americancentury.com   13

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc.
(ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (61)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (68)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute

--------------------------------------------------------------------------------

D.D. (DEL) HOCK (66)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company

--------------------------------------------------------------------------------

DONALD H. PRATT (63)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.

-------------------------------------------------------------------------------

GALE E. SAYERS (58)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.

-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director
    Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations.
    He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

14      1-800-345-6488

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (77)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

-------------------------------------------------------------------------------

JAMES E. STOWERS III (42)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

-------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

--------------------------------------------------------------------------------

ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries

--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC

-------------------------------------------------------------------------------

DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)

-------------------------------------------------------------------------------

ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC

-------------------------------------------------------------------------------

JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)

-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                  www.americancentury.com   15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important  principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:
VP VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX represents the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell
2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

VP Vista
   GLENN FOGLE
   DAVID ROSE

16    1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION--Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS--stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial
Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.3 billion. This is
Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400
Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-the stocks of
companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell
2000 Index generally consist of stocks in this range.

*   VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com     17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION--offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME--offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME--offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH--offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

18      1-800-345-6488

[inside back cover -- blank]

[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

-------------------------------------------------------------------------------
0202                                 American Century Investment Services,
Inc.
SH-ANN-28525                      (c)2002 American Century Services
Corporation

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                 Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP International

December 31, 2001

[american century logo and text logo (reg. sm)]

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

    Last year at this time, international investors seemed to be hoping that the global economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve and many foreign central banks, and a worldwide slowdown in business investment. But it was not to be. After a long sprint, businesses around the globe couldn't keep up the pace, and investors suffered through one of the worst years for international corporate profits in recent memory. As we closed out 2001, however, we were heartened by the resiliency international markets demonstrated as they rebounded strongly in the fourth quarter.

    Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our international portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

    Over the years, we've been able to find strong, growing companies by adhering to our discipline. We believe that owning companies that are demonstrating sustainable, accelerating growth will enable us to generate solid results over time.

    We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Founder and Chairman of the Board      Co-Chairman of the
Board

[right margin]

  Market Perspective ......................................................    2

VP INTERNATIONAL

FINANCIAL STATEMENTS
  Statement of Assets and
     Liabilities ..........................................................    9
  Statement of Operations .................................................   10
  Statement of Changes
     in Net Assets ........................................................   11
  Notes to Financial
     Statements ...........................................................   12
  Financial Highlights ....................................................   16
  Independent
     Auditors' Report .....................................................   18

OTHER INFORMATION
  Management ..............................................................   19
  Share Class Information .................................................   21
  Background Information
     Investment Philosophy
        and Policies ......................................................   22
     How Currency
        Returns Affect Fund

                                                  www.americancentury.com     1

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

     Before discussing the global economy, I want to take a moment to share our profound sorrow for the victims of the September 11 terrorist attacks on New
York City and Washington. No event in living memory has so dramatically affected nearly all aspects of life as that day's heinous acts. Although our team in New
York, where we manage American Century's international portfolios, did not suffer physical injury, many of our colleagues in the financial industry were affected, and every one of us carries inside the pain inflicted on friends, relatives and the country as a whole.

CHALLENGING ENVIRONMENT

     Well before the attacks, the challenge to our portfolio was clear. From the beginning of this fiscal year, most countries found themselves in a futile struggle for economic growth. Despite numerous interest rate cuts by the Federal
Reserve and many foreign central banks, tax reductions, and the substantially lower price of oil, economies worldwide were not able to turn the tide of a dramatic slowdown. We have worked hard to overweight the portfolio in companies showing fundamental strength, but the markets have been unkind to growth investors. However, we had a similar experience six years ago. Today, as then, we continue to follow our discipline of investing in companies showing improvement in sales and earnings.

WORLD FINANCIAL SYSTEM RESILIENT

     A number of extraordinary developments occurred during the past year, each one testing the core of the financial system. Turkey, for example, only avoided financial collapse because of intervention by the International Monetary Fund and currency devaluation. Argentina recently defaulted on $155 billion of government debt. The insurance industry is being stretched as it pays out the largest claims in history. Japan's banking system is suffering from massive amounts of bad debt, while its government debt is at an all-time high. Despite all this, the world financial system has remained sound, if not robust.

BUILDING ON STRENGTH

     On a positive note, companies and governments also put in place the ingredients for a recovery. The World Trade Organization admitted China and
Taiwan into its fold, which should stimulate international trade and create new business opportunities in many sectors. In Europe, the introduction of physical
Euro notes and coins on January 1, 2002, completed the process of the Monetary
Union's one-currency system. This is expected to further enhance the integration of Europe and its competitiveness with the U.S. and the rest of the world.

     In the wake of terrorist activity, many countries have begun to work together politically to fight a common enemy. The political ties between the
U.S. and Russia, for example, are now tighter. Economically, an increasing number of corporations in Russia are following western style accounting and governance rules, enhancing confidence among foreign investors. Challenges clearly still exist in Japan, where the necessary restructuring in many sectors is slow, and where politics is an obstacle to rejuvenation of the economy. Our portfolio remains well underweight there, but we are alert to new investment opportunities, should the situation improve.

BUDDING RECOVERY

     Day by day, we accumulate new information from all over the world to determine how individual companies are progressing. That fundamental research forms one of the building blocks on which we base our stock selection. Toward the end of the period, we started to see signs of recovery in certain cyclical areas of the economy. We are hopeful that these early signs of recovery indicate the global economy is poised to rebound in 2002.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

MSCI EMERGING LATIN AMERICA        -0.39%
MSCI EUROPE                       -19.90%
MSCI FAR EAST                     -28.39%

Source: Lipper Inc.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

2     1-800-345-6488

VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                         ORIGINAL CLASS (INCEPTION 5/1/94)     CLASS II (INCEPTION 8/15/01)

                              VP         MSCI     S&P 500           VP         MSCI    S&P 500
                         INTERNATIONAL   EAFE                  INTERNATIONAL   EAFE

6 MONTHS(1) ............... -11.31%     -8.00%     -5.55%            --         --        --
1 YEAR .................... -29.17%    -21.44%    -11.87%            --         --        --
====================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................... -1.13%     -5.05%     -1.02%            --         --        --
5 YEARS ....................  6.37%      0.89%     10.70%            --         --        --
LIFE OF PORTFOLIO ..........  6.84%      2.76%(2)  15.02%(2)      -7.83%(1)  -7.62%(1)  -2.03%(1)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/94, the date nearest the class's inception for which data are available.

See pages 21-23 for information about the share classes, indices, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The indices are provided for comparison in each graph. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns while the total returns of the indices do not. The graphs are based on original class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED DECEMBER 31)

* From 5/1/94, the portfolio's inception date. Index data from 4/30/94, the date nearest the portfolio's inception for which data are available. Not annualized.

                                                  www.americancentury.com     3

VP International--Performance Review
--------------------------------------------------------------------------------

[photo of Henrik Strabo and Mark Kopinski]

     A market overview and performance commentary by Henrik Strabo and Mark
Kopinski, portfolio managers on the VP International team.

     In a year marked by a global economic slowdown and disappointing corporate profits, VP International declined 29.17%* during the 12 months ending December
31, 2001. The portfolio's benchmark, the Morgan Stanley Capital International
EAFE Index, fell 21.44%.

     While we had hoped to provide better short-term performance, our disciplined investment approach is designed to provide superior results over time, and our longer-term investors have not been disappointed. VP International has produced an annualized return of 6.37% over the past five years, far surpassing EAFE's 0.89%. Since its introduction in May 1994, the portfolio has generated an annualized return of 6.84%, exceeding the benchmark's 2.76%.

     Despite weak business conditions, VP International continued to follow its
"bottom-up" investment process of searching for individual businesses with improving earnings. The quest led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make and sell consumer products. In addition, we reduced investments in financial and health care companies, although they remain among the portfolio's largest investments.

     Finally, toward the end of the fiscal year, with interest rates declining in many countries, we found opportunities in areas that are more economically sensitive, particularly select technology and media companies.

VOLATILITY A CHALLENGE

     The financial sector, our largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets. Market volatility and uncertainty took an especially heavy toll on investment management companies as assets under management shrank. Insurance companies declined following the September 11 terrorist attacks, although some started to benefit from their ability to raise premiums in the wake of the attacks.

     VP International maintained a significant exposure to health care, with drug makers ending the period as the portfolio's largest industry stake. But while health care stocks were among the few showing sustainable earnings growth, they were also vulnerable to profit-taking as their valuations rose. On top of that, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of health care into more economically sensitive sectors.

     As a result of these factors, the sector lost ground over the year. The potential for growth in the health care area remains strong in our view, however,

* All portfolio returns referenced in this commentary are for original class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                12/31/01          12/31/00

NO. OF COMPANIES                                  131               120

MEDIAN MARKET                                    $14.5             $15.5
   CAPITALIZATION                               BILLION           BILLION

WEIGHTED AVERAGE                                 $41.6             $37.6
   MARKET CAPITALIZATION                        BILLION           BILLION

PORTFOLIO TURNOVER                               210%              128%

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                       AS OF DECEMBER 31, 2001

FOREIGN COMMON STOCKS                                            85.5%

U.S. COMMON STOCKS
   AND WARRANTS                                                   2.8%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         88.3%

TEMPORARY CASH INVESTMENTS                                       11.7%

INVESTMENTS BY COUNTRY
                                           % OF PORTFOLIO INVESTMENTS
                                           AS OF                AS OF
                                          12/31/01             6/30/01

UNITED KINGDOM                              23.5%               18.3%
JAPAN                                        9.4%               15.3%
FRANCE                                       8.9%               11.1%
SWITZERLAND                                  7.1%                5.0%
NETHERLANDS                                  6.6%                7.1%
GERMANY                                      5.2%                6.0%
ITALY                                        5.1%                3.3%
DENMARK                                      3.9%                3.5%
SOUTH KOREA                                  3.6%                2.1%
CANADA                                       2.9%                3.0%
OTHER(1)                                    23.8%               25.3%

(1) Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 23-24.

4     1-800-345-6488

VP International--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

and such pharmaceutical companies as Denmark's Novo Nordisk and France's
Aventis continue to be among the portfolio's top holdings.

CONSUMER SPENDING SLOWS

     VP International's search for growing companies led to an increased representation in the consumer cyclical sector, a diverse group that includes motor vehicles and department stores.

     Early in the period, we found earnings acceleration among carmakers in
Japan and Korea that were experiencing strong sales at home and in the U.S. As the year progressed, though, consumers began to reel in their discretionary spending. The effects were particularly evident in the motor vehicles and parts industries, and we lightened our position during the latter part of the period as automakers ran into slowing demand.

     In contrast, companies that make and sell non-cyclical consumer goods, such as those involved in food and beverages, held up reasonably well.

ADJUSTING TO CHANGE

     During the first half of the period, we increased VP International's energy holdings to about 7% of the portfolio as rising oil prices encouraged companies to step up exploration and production. The increased activity in those fields particularly benefited oil services companies. But as the economic slowdown reduced the demand for oil, prices fell, and with them the potential for acceleration among those firms. In response, we lightened our energy exposure.

     As we said above, our investment process led us to examine our stake in technology, media, and telecommunications. After a protracted struggle, we are starting to see some improvement in the fundamentals in these segments, including evidence of acceleration among some wireless and semiconductor companies. For example, the United Kingdom's Vodafone Group, the world's largest provider of mobile phone service, became a top ten holding.

     On a country basis, our stake in Japan peaked at about 15% mid-way through the period as we saw growth potential in some familiar names, including
Nintendo, the video game manufacturer. During the second half we reduced our position in Japan as the combination of protracted economic weakness at home and the global slowdown affected Japanese companies across the board. Still, Japan ended the fiscal year as one of our largest country stakes, with Nintendo becoming our largest position.

     Elsewhere, we continued to find opportunity among companies in the United
Kingdom, which began and ended the period as our largest country weighting.
Holdings in the U.K. included Compass Group, our top contributor. Compass prepares food for institutions, including factories, airports, malls, and schools in more than 70 countries.

LOOKING AHEAD

     Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry, and any country.

     We follow a long-held investment process. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies. Our strategy underscores American Century's belief that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

[right margin]

TOP TEN HOLDINGS
                                           % OF PORTFOLIO INVESTMENTS
                                           AS OF                AS OF
                                          12/31/01             6/30/01

NINTENDO CO., LTD.                           2.9%               2.1%
KONINKLIJKE AHOLD NV                         2.6%               2.1%
TYCO INTERNATIONAL LTD.                      2.5%               1.8%
VODAFONE GROUP PLC                           2.4%               0.4%
NOVO NORDISK
     A/S CL B                                2.4%               2.6%
CREDIT SUISSE GROUP                          2.1%               0.3%
AVENTIS S.A.                                 2.0%               2.2%
DIAGEO PLC                                   1.6%               1.7%
BARCLAYS PLC                                 1.6%               0.8%
DANSKE BANK A/S(1)                           1.5%               0.6%

(1) Formerly Den Danske Bank Group.

TOP FIVE SECTORS
                                           % OF PORTFOLIO INVESTMENTS
                                           AS OF                AS OF
                                         12/31/01              6/30/01

FINANCIAL                                  16.9%                17.1%
HEALTH CARE                                10.4%                 9.3%
CONSUMER (CYCLICAL)                        10.1%                16.1%
TELECOMMUNICATIONS                          9.8%                 4.2%
COMMERCIAL SERVICES                         9.4%                 6.3%

                                                  www.americancentury.com     5

VP International--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS-- 88.3%

AUSTRALIA -- 0.5%
     128,500  News Corp. Ltd. (The) ADR                          $  4,087,585
                                                              ------------------

BELGIUM -- 0.2%
      96,555  Dexia                                                 1,389,938
                                                              ------------------

CANADA -- 2.9%
      99,618  Biovail Corporation(1)                                5,603,513
     374,200  Bombardier Inc. Cl B                                  3,878,816
      33,300  Celestica Inc.(1)                                     1,344,987
      96,684  CP Railway Ltd.                                       1,885,338
      47,992  Fairmont Hotels & Resorts Inc.                        1,147,009
     157,100  Suncor Energy, Inc.                                   5,171,529
      73,772  Talisman Energy, Inc.                                 2,803,874
                                                              ------------------
                                                                   21,835,066
                                                              ------------------

DENMARK -- 3.9%
     690,245  Danske Bank A/S                                      11,080,303
     446,517  Novo Nordisk A/S Cl B                                18,267,212
                                                              ------------------
                                                                   29,347,515
                                                              ------------------

FINLAND -- 1.4%
     380,500  Nokia Oyj ADR                                         9,333,665
     271,235  Sonera Oyj                                            1,375,645
                                                              ------------------
                                                                   10,709,310
                                                              ------------------

FRANCE -- 8.9%
     155,597  Accor SA                                              5,662,769
      25,312  Air Liquide                                           3,551,235
      76,213  Alcatel SA                                            1,304,303
      59,924  Altran Technologies SA                                2,710,723
     209,200  Aventis S.A.                                         14,871,016
      47,515  Cap Gemini SA                                         3,434,787
      35,461  Carrefour SA                                          1,845,917
      32,024  Lafarge SA                                            2,994,328
     124,707  Sanofi-Synthelabo SA                                  9,315,006
      40,300  STMicroelectronics N.V.                               1,294,967
     136,300  Suez SA                                               4,130,694
      61,400  TotalFinaElf SA Cl B                                  8,778,514
      95,100  Vinci SA                                              5,581,932
      38,300  Vivendi Environnement Warrants(1)                        15,704
      44,545  Vivendi Universal SA                                  2,441,869
                                                              ------------------
                                                                   67,933,764
                                                              ------------------

GERMANY -- 5.2%
      36,226  Allianz AG                                            8,589,152
      60,275  Altana AG                                             3,008,663
     111,950  Bayerische Motoren
                 Werke (BMW) AG                                     3,906,647
     119,274  E.On AG                                               6,185,400
      69,745  Infineon Technologies AG                              1,426,737
      80,358  KarstadtQuelle AG                                     3,180,243

Shares                                                                Value
--------------------------------------------------------------------------------

      24,049  Muenchener Rueckversicherungs-
                 Gesellschaft AG                                 $  6,536,931
      12,300  SAP AG                                                1,603,975
      71,800  Siemens AG                                            4,758,320
                                                              ------------------
                                                                   39,196,068
                                                              ------------------

HONG KONG -- 1.3%
     292,000  Cheung Kong (Holdings) Ltd.                           3,033,047
     377,400  HSBC Holdings Plc                                     4,428,925
     298,000  Sun Hung Kai Properties Ltd.                          2,407,510
                                                              ------------------
                                                                    9,869,482
                                                              ------------------

IRELAND -- 0.4%
     166,225  CRH plc                                               2,926,252
                                                              ------------------

ITALY -- 5.1%
     340,800  Alleanza Assicurazioni                                3,751,585
   1,287,300  Autostrade Concessioni
                 e Costruzioni Autostrade SpA                       8,949,992
     680,550  ENI S.p.A.                                            8,541,044
     569,986  Mediaset SpA                                          4,171,148
     364,600  Riunione Adriatica di Sicurta S.p.A.                  4,299,568
   1,135,250  Telecom Italia SpA                                    6,071,431
     675,000  UniCredito Italiano                                   2,713,492
                                                              ------------------
                                                                   38,498,260
                                                              ------------------

JAPAN -- 9.4%
     210,000  Canon, Inc.                                           7,194,348
     127,700  Honda Motor Co., Ltd.                                 5,073,273
     145,000  Kao Corp.                                             3,001,443
      36,500  Murata Manufacturing Co., Ltd.                        2,179,270
     214,000  NEC Corp.                                             2,173,406
     126,300  Nintendo Co., Ltd.                                   22,018,225
     165,000  Nomura Holdings Inc.                                  2,105,663
         408  NTT DoCoMo, Inc.                                      4,772,836
     616,000  Sanyo Electric Company Ltd.                           2,896,456
     402,000  Sharp Corp.                                           4,681,272
     252,000  Shionogi & Co. Ltd.                                   4,287,895
     147,700  Sony Corp.                                            6,720,521
      69,000  Takeda Chemical Industries, Ltd.                      3,108,132
     114,000  Yamato Transport Co. Ltd.                             2,138,934
                                                              ------------------
                                                                   72,351,674
                                                              ------------------

MEXICO -- 1.1%
      50,200  Grupo Televisa S.A. ADR(1)                            2,167,636
     175,152  Telefonos de Mexico,
                 S.A. de CV, Cl L ADR                               6,133,823
                                                              ------------------
                                                                    8,301,459
                                                              ------------------

NETHERLANDS -- 6.6%
      87,300  Fortis NV                                             2,264,412
     120,658  Heineken NV                                           4,580,491
     103,452  ING Groep N.V.                                        2,640,950
     688,144  Koninklijke Ahold NV                                 20,045,165
     262,424  Koninklijke Philips
                 Electronics N.V. New York Shares                   7,639,163

6         1-800-345-6488                      See Notes to Financial Statements

VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------

     397,038  Royal KPN NV                                       $  2,020,768
     228,495  TPG NV                                                4,949,157
      69,674  Unilever N.V.                                         4,089,543
      80,675  Wolters Kluwer NV                                     1,840,887
                                                              ------------------
                                                                   50,070,536
                                                              ------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.4%
   3,031,500  China Mobile (Hong Kong) Ltd.(1)                     10,671,147
                                                              ------------------

SOUTH KOREA -- 3.6%
     137,500  Hyundai Motor Co. Ltd.                                2,815,950
     221,731  Kookmin Bank                                          8,406,703
     202,600  Korea Electric Power Corp.                            3,347,103
      80,600  LG Electronics Inc.                                   1,521,797
      41,600  Samsung Electronics                                   8,836,239
     116,500  SK Telecom Co. Ltd. ADR                               2,518,730
                                                              ------------------
                                                                   27,446,522
                                                              ------------------

SPAIN -- 1.4%
     331,036  Amadeus Global Travel
                 Distribution SA                                    1,912,047
     436,300  Banco Bilbao Vizcaya
                 Argentaria, S.A.                                   5,405,654
     245,700  Telefonica S.A.(1)                                    3,291,641
                                                              ------------------
                                                                   10,609,342
                                                              ------------------

SWEDEN -- 1.2%
     144,200  Hennes & Mauritz AB Cl B                              2,994,622
      81,486  Sandvik AB Cl A                                       1,750,718
     227,500  Securitas AB Cl B                                     4,332,628
                                                              ------------------
                                                                    9,077,968
                                                              ------------------

SWITZERLAND -- 7.1%
      33,942  Adecco SA                                             1,847,010
     373,100  Credit Suisse Group                                  15,927,332
       7,846  Julius Baer Holding AG                                2,649,237
      48,932  Nestle S.A.                                          10,444,334
     187,161  Novartis AG                                           6,770,974
      94,800  Swatch Group AG                                       1,880,567
      28,945  Swiss Re                                              2,914,570
      13,890  Swisscom AG                                           3,852,517
     144,389  UBS AG                                                7,295,628
                                                              ------------------
                                                                   53,582,169
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.4%
   1,122,000  Taiwan Semiconductor
                 Manufacturing Co. Ltd.(1)                          2,806,203
                                                              ------------------

UNITED KINGDOM -- 23.5%
     286,500  Amvescap Plc                                          4,133,897
     825,500  BAE Systems PLC                                       3,719,967
     358,528  Barclays plc                                         11,875,881
   1,414,400  BP Plc                                               10,997,017
     355,500  British Sky Broadcasting Plc(1)                       3,913,116
     849,739  BT Group PLC(1)                                       3,130,167
     541,870  Cable & Wireless plc                                  2,607,522
     167,269  Canary Wharf Group Plc(1)                             1,085,596
     290,900  Capita Group plc                                      2,076,456

Shares                                                                Value
--------------------------------------------------------------------------------

   1,157,977  Centrica plc                                       $  3,742,952
   1,256,415  Compass Group Plc                                     9,421,102
   1,049,148  Diageo plc                                           11,991,342
     907,600  Dixons Group plc                                      3,105,444
     405,270  Exel plc                                              4,632,074
     196,022  GlaxoSmithKline Plc ADR                               9,765,816
     632,023  Granada Plc                                           1,320,524
     543,200  GUS Plc                                               5,101,300
     396,600  Kingfisher PLC                                        2,315,573
     455,500  Lloyds TSB Group plc                                  4,947,532
     833,800  Marks & Spencer Plc                                   4,382,586
     437,250  Misys plc                                             2,069,067
     422,477  Next plc                                              5,505,382
     171,057  Pearson plc                                           1,970,057
     253,200  Prudential PLC                                        2,934,527
     437,333  Reckitt Benckiser PLC                                 6,367,568
   1,141,700  Reed International PLC                                9,475,197
   1,417,941  Rentokil Initial plc                                  5,698,081
     601,299  Royal & Sun Alliance
                 Insurance Group plc                                3,456,002
     260,536  Royal Bank of Scotland Group plc                      6,342,572
     715,100  Smith & Nephew Plc                                    4,320,920
     974,872  Tesco plc                                             3,534,340
   7,028,914  Vodafone Group plc                                   18,395,793
     418,304  WPP Group plc                                         4,628,785
                                                              ------------------
                                                                  178,964,155
                                                              ------------------

UNITED STATES -- 2.8%
      99,800  Aflac Inc.                                            2,451,088
     320,300  Tyco International Ltd.                              18,865,670
                                                              ------------------
                                                                   21,316,758
                                                              ------------------

TOTAL COMMON STOCKS AND WARRANTS                                  670,991,173
                                                              ------------------
   (Cost $628,567,947)

TEMPORARY CASH INVESTMENTS -- 11.7%

    Repurchase Agreement, Merrill Lynch
       & Co., Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.50%,
       dated 12/31/01, due 1/2/02
       (Delivery value $36,803,067)                                36,800,000

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.50%,
       dated 12/31/01, due 1/2/02
       (Delivery value $15,001,250)                                15,000,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations),
       in a joint trading account at 1.57%,
       dated 12/31/01, due 1/2/02
       (Delivery value $36,803,210)                                36,800,000
                                                              ------------------

TOTAL TEMPORARY CASH INVESTMENTS                                   88,600,000
                                                              ------------------
   (Cost $88,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $759,591,173
                                                              ==================
   (Cost $717,167,947)

See Notes to Financial Statements                 www.americancentury.com     7

VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

MARKET SECTOR DIVERSIFICATION (Unaudited)

BASIC MATERIALS                                                        1.2%
COMMERCIAL SERVICES                                                    9.4%
CONSUMER (CYCLICAL)                                                   10.1%
CONSUMER (NON-CYCLICAL)                                                8.0%
CONSUMER SERVICES                                                      5.3%
ENERGY                                                                 4.8%
FINANCIAL                                                             16.9%
HEALTH CARE                                                           10.4%
INDUSTRIAL                                                             3.6%
TECHNOLOGY                                                             6.0%
TELECOMMUNICATIONS                                                     9.8%
TRANSPORTATION                                                         0.5%
UTILITIES                                                              2.3%
TEMPORARY CASH INVESTMENTS                                            11.7%

NOTES TO FINANCIAL STATEMENTS

ADR = American Depository Receipt

(1) Non-income producing.

8         1-800-345-6488                      See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS

Investment securities, at value (cost of $628,567,947) (Note 3)   $ 670,991,173
Repurchase agreements, at value (cost of $88,600,000) .........      88,600,000
Foreign currency holdings, at value (cost of $15,255) .........          15,248
Receivable for investments sold ...............................       4,258,399
Dividends and interest receivable .............................       1,194,740
                                                                  -------------
                                                                    765,059,560
                                                                  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ................      22,396,026
Payable for investments purchased .............................      49,408,676
Accrued management fees (Note 2) ..............................         746,030
Distribution fees payable (Note 2) ............................             712
Payable for directors' fees and expenses (Note 2) .............             536
                                                                  -------------
                                                                     72,551,980
                                                                  -------------

NET ASSETS ....................................................   $ 692,507,580
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................   $ 845,871,309
Undistributed net investment income ...........................       4,650,835
Accumulated net realized loss on investment and
   foreign currency transactions ..............................    (200,531,814)
Net unrealized appreciation on investments and translation
   of assets and liabilities in foreign currencies (Note 3) ...      42,517,250
                                                                  -------------
                                                                  $ 692,507,580
                                                                  =============

ORIGINAL CLASS, $0.01 PAR VALUE

Net Assets ....................................................   $ 688,639,227
Shares Outstanding ............................................     104,438,023
Net asset value per share .....................................   $        6.59

CLASS II, $0.01 PAR VALUE

Net Assets ....................................................   $   3,868,353
Shares Outstanding ............................................         586,992
Net asset value per share .....................................   $        6.59

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com     9

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME

INCOME:

Dividends (net of foreign taxes withheld of $1,414,807) ......    $  10,010,458
Interest .....................................................        2,251,321
                                                                  -------------
                                                                     12,261,779
                                                                  -------------

EXPENSES (Note 2):

Management fees ..............................................        9,715,261
Distribution fees - Class II .................................            1,502
Directors' fees and expenses .................................            8,702
                                                                  -------------
                                                                      9,725,465
                                                                  -------------

NET INVESTMENT INCOME ........................................        2,536,314
                                                                  -------------

REALIZED AND UNREALIZED LOSS (NOTE 3)

Net realized loss on:
Investment transactions ......................................     (146,943,558)
Foreign currency transactions (net of foreign taxes
   withheld of $47,665) ......................................      (27,737,518)
                                                                  -------------
                                                                   (174,681,076)
                                                                  -------------

CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments ..................................................      (78,641,020)
Translation of assets and liabilities in foreign currencies ..       (9,769,334)
                                                                  -------------
                                                                    (88,410,354)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS .............................     (263,091,430)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $(260,555,116)
                                                                  =============

                                              See Notes to Financial Statements
10        1-800-345-6488             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

INCREASE (DECREASE) IN NET ASSETS
                                                                      2001              2000
                                                                      ----              ----
OPERATIONS

Net investment income (loss) ...............................   $   2,536,314       $  (1,328,978)
Net realized gain (loss) ...................................    (174,681,076)         57,152,464
Change in net unrealized appreciation ......................     (88,410,354)       (222,396,952)
                                                             ------------------  ------------------
Net decrease in net assets resulting from operations .......    (260,555,116)       (166,573,466)
                                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
   Original Class ..........................................        (683,670)         (1,166,113)
From net realized gains:
   Original Class ..........................................     (75,483,427)        (17,435,011)
                                                             ------------------  ------------------
Decrease in net assets from distributions ..................     (76,167,097)        (18,601,124)
                                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital share transactions       104,440,527         310,122,316
                                                             ------------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS ......................    (232,281,686)        124,947,726
                                                             ------------------  ------------------

NET ASSETS

Beginning of period ........................................     924,789,266         799,841,540
                                                             ------------------  ------------------
End of period ..............................................   $ 692,507,580       $ 924,789,266
                                                             ==================  ==================

Undistributed net investment income ........................      $4,650,835            $115,029
                                                             ==================  ==================

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    11

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have a better-than-average chance to increase in value over time. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the original class and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Class II shares commenced on August 15,
2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of securities.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
December 31, 2001.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

12    1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $163,853,130 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $19,023,258 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro-rata share of each fund's average daily closing net assets during the previous month. The annualized fee schedule for each class of the fund is as follows:

                                        ORIGINAL CLASS         CLASS II
FUND AVERAGE NET ASSETS

First $250 million ........................ 1.50%                1.40%
Of the next $250 million .................. 1.20%                1.10%
Over $500 million ......................... 1.10%                1.00%

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. Fees incurred under the plan by Class II for the period August 15,
2001 through December 31, 2001, are detailed in the Statement of Operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 6). The fund has a securities lending agreement with Chase Manhattan Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

                                                  www.americancentury.com    13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, totaled $1,575,701,634 and
$1,521,972,934, respectively.

    At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

            Gross Appreciation                        $ 45,924,872
            Gross Depreciation                         (20,473,878)
                                                   ------------------
            Net                                       $ 25,450,994
                                                   ==================
            Federal Tax Cost                          $734,140,179
                                                   ==================

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                     SHARES

                                     AMOUNT

ORIGINAL CLASS

SHARES AUTHORIZED ......................      400,000,000
                                         ====================
YEAR ENDED DECEMBER 31, 2001
Sold ...................................      494,906,171          $ 3,655,619,444
Issued in reinvestment of distributions ..      9,067,489               76,167,097
Redeemed .................................   (489,915,882)          (3,631,170,585)
                                         --------------------    --------------------
Net increase .............................     14,057,778          $   100,615,956
                                         ====================    ====================

YEAR ENDED DECEMBER 31, 2000
Sold .....................................    319,334,618          $ 3,525,001,982
Issued in reinvestment of distributions ..      1,320,165               18,601,124
Redeemed .................................   (294,242,554)          (3,233,480,790)
                                         --------------------    --------------------
Net increase .............................     26,412,229          $   310,122,316
                                         ====================    ====================

CLASS II

SHARES AUTHORIZED ......................      200,000,000
                                         ====================
PERIOD ENDED DECEMBER 31, 2001(1)
Sold ...................................          587,625               $3,828,548
Redeemed ...............................             (633)                  (3,977)
                                         --------------------    --------------------
Net increase ...........................          586,992               $3,824,571
                                         ====================    ====================

(1)  August 15, 2001 (commencement of sale) through December 31, 2001.

14        1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

--------------------------------------------------------------------------------
5. SECURITIES LENDING

    At December 31, 2001, securities in the fund valued at $41,457,129 were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $42,837,569. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

--------------------------------------------------------------------------------
6. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

--------------------------------------------------------------------------------
7. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    The fund distributed $75,471,957 during the fiscal year ended December 31,
2001 as capital gain dividends, all of which is designated as 20% rate gain distribution.

    The fund designates $809,063 as a foreign tax credit, which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States.

                                                  www.americancentury.com    15

VP International--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                                 Original Class

                                                              2001        2000        1999        1998       1997
=====================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................  $10.23      $12.50       $7.62       $6.84       $5.96
                                                            ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss) ............................    0.02(1)    (0.02)      (0.01)       0.02       (0.02)

  Net Realized and Unrealized Gain (Loss) .................   (2.82)      (2.02)       4.89        1.24        1.11
                                                            ---------   ---------   ---------   ---------    ---------

  Total From Investment Operations ........................   (2.80)      (2.04)       4.88        1.26        1.09
                                                            ---------   ---------   ---------   ---------    ---------

Distributions

  From Net Investment Income ..............................   (0.01)      (0.01)        --        (0.04)      (0.07)

  From Net Realized Gains .................................   (0.83)      (0.22)        --        (0.44)      (0.14)
                                                            ---------   ---------   ---------   ---------    ---------

  Total Distributions .....................................   (0.84)      (0.23)        --        (0.48)      (0.21)
                                                            ---------   ---------   ---------   ---------    ---------

Net Asset Value, End of Period ............................   $6.59      $10.23      $12.50       $7.62       $6.84
                                                            =========   =========   =========   =========    =========

  TOTAL RETURN(2) .........................................  (29.17)%    (16.83)%     64.04%      18.76%      18.63%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .........    1.26%       1.23%       1.34%     1.47%(3)      1.50%

Ratio of Net Investment Income (Loss) to Average Net Assets .  0.33%      (0.14)%     (0.17)%    0.25%(3)    (0.08)%

Portfolio Turnover Rate .....................................   210%         128%        109%     181%        173%

Net Assets, End of Period (in thousands) .................. $688,639    $924,789    $799,842    $418,962    $216,523

(1) Computed using the average shares outstanding during the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) ACIM voluntarily waived a portion of its management fee from October 1,
    1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.

                                              See Notes to Financial Statements
16        1-800-345-6488             See Glossary for a Definition of the Table

VP International--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Class II
                                                                    2001(1)
                                                                    -------

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................     $7.15
                                                                 -----------

Income From Investment Operations

 Net Investment Loss(2) .......................................     (0.02)

 Net Realized and Unrealized Loss .............................     (0.54)
                                                                 -----------

 Total From Investment Operations .............................     (0.56)
                                                                 -----------

Net Asset Value, End of Period ................................     $6.59
                                                                 ===========

 TOTAL RETURN(3) ..............................................     (7.83)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................... 1.44%(4)

Ratio of Net Investment Loss to Average Net Assets ................ (0.82)%(4)

Portfolio Turnover Rate ...........................................    210%(5)

Net Assets, End of Period (in thousands) ..........................    $3,868

(1) August 15, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using the average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    17

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP International Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
February 7, 2002

18    1-800-345-6488

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (61)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (58)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                  www.americancentury.com    19

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (77)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial
Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
--------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

20    1-800-345-6488

Share Class Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: the original class and Class II.

    Shares of the original class are sold through insurance company separate accounts. Shareholders of the original class do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is 0.15% higher than the total expense ratio of the original class shares.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

                                                  www.americancentury.com    21

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share-price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into
U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations, and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices.
The MSCI EUROPE measures stock performance in 14 European countries. The MSCI
FAR EAST measures stock performance in Japan, Hong Kong, Malaysia, and
Singapore.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING
LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

[left margin]

PORTFOLIO MANAGERS

  VP International
       HENRIK STRABO
       MARK KOPINSKI

22    1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 16-17.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index
generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    23

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

24    1-800-345-6488

[back cover]

[graphic of rowers]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
0202                              American Century Investment Services,
Inc.
SH-ANN-28522                      (c)2002 American Century Services
Corporation

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                 Annual Report

[graphic of men rowing boat]

[graphic of bar chart]

VP Value Fund

December 31, 2001

[american century logo and text logo (reg. sm)]

Our Message to You

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers such as high oil prices and interest rates as well as a worldwide slowdown in business investment. But it was not to
be. After a long sprint, businesses couldn't keep up the pace, and investors suffered through one of the worst years for corporate profits in recent memory.
As we closed out 2001, however, we were heartened by the resiliency markets demonstrated as they rebounded strongly in the fourth quarter.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continued to follow their time-tested strategies, regardless of market, political, and economic conditions.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers, III
James E. Stowers, Jr.                  James E. Stowers, III
Founder and Chairman of the Board      Co-Chairman of the Board

[Right margin]

   Market Perspective .....................................................    2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
   Management .............................................................   18
   Share Class Information ................................................   20
   Background Information

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

U.S. ECONOMY

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended December 31, 2001, a difficult period for U.S. equity markets.

     Economic weakness was pervasive throughout much of the year. The S&P 500
Index was down 11.87% for the year, on par with the 11.71% decline posted by the
S&P 500/BARRA Value Index. For most of the year, investors favored lower risk, higher yielding securities in the face of economic and political uncertainty.
Additionally, many stocks that were neglected over the past several years--particularly small and midsized value stocks--posted positive returns, despite the broader market's weakness.

A LOOK BACK

     At the end of 2000, much of the stock market was in the grip of a protracted downturn. The Federal Reserve's efforts to curb inflationary growth by raising interest rates had taken hold, the manufacturing sector had slowed dramatically, businesses were slashing capital spending plans, and oil prices were near 10-year highs. The market staged a mini-rally in January when the Fed began easing monetary policy. Another brief rally coincided with the Fed's fourth interest-rate cut in April. Despite these bursts of optimism, corporate profits, which had been steadily shrinking, continued to deteriorate and stock prices ultimately followed suit.

     U.S. economic and stock market conditions took a turn for the worse in the third quarter, and the negative sentiment appeared to be undermining consumer confidence; up to this point, consumer spending had been a major prop to the weak economy. Then, tragedy struck on September 11. With the economy already in a vulnerable position, the terrorist attacks confirmed for many market observers that we had entered into a recession.

OVERWHELMING RESPONSE

     As in past market shocks, the U.S. economy bent without breaking. The Fed cut interest rates three more times in the fourth quarter, and the Treasury suspended issuance of 30-year bonds, which effectively lowered long-term interest rates. Investors responded positively. As 2001 wound to a close, consumers refinanced homes and bought cars at a record pace, braking the economic nosedive and restoring the stock market to pre-attack levels.

VALUABLE OPPORTUNITIES

     Declines in the market, such as those we've witnessed in 2001, create compelling opportunities. Using well-developed, value-based methodologies, our portfolio management teams will continue to seek to identify those high-quality businesses that can be purchased at attractive discounts to their normal valuation levels. It is our belief that, over time, the consistent identification of such opportunities will lead to exceptional returns for fund shareholders.

[Right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

S&P 500/BARRA VALUE                -11.71%
S&P MIDCAP 400/BARRA VALUE           7.14%
S&P SMALLCAP 600/BARRA VALUE        13.10%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

2      1-800-345-6488

VP Value--Performance

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                    ORIGINAL CLASS                              CLASS II
                                   (INCEPTION 5/1/96)                      (INCEPTION 8/14/01)

                                                      LIPPER                                  LIPPER
                                                    MULTI-CAP                                MULTI-CAP
                           VP VALUE      S&P 500      VALUE         VP VALUE     S&P 500      VALUE

6 MONTHS(1) ...............  5.23%       -5.55%      -2.80%            --           --          --
1 YEAR .................... 12.82%      -11.87%       1.30%            --           --          --

AVERAGE ANNUAL RETURNS

3 YEARS ...................  9.74%       -1.02%       5.57%            --           --          --
5 YEARS ................... 11.80%       10.70%       9.73%            --           --          --
LIFE OF PORTFOLIO ......... 12.61%       12.12%(2)   10.83%(2)     3.48%(1)  -2.33%(1)(3)   -1.37%(1)(3)

(1)  Returns for periods less than one year are not annualized.
(2)  Since 4/30/96 the date nearest the class's inception for which data are available.
(3)  Since 8/16/01 the date nearest the class's inception for which data are available.

See page 20-22 for information about share classes, the Lipper Multi-Cap Value
Index, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The indices are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on original class shares; performance for other share classes will vary due to differences in fee structure. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED DECEMBER 31)

* From 5/1/96, the portfolio's inception date. Index from 4/30/96, the date nearest the portfolio's inception for which data are available. Not annualized.

                                                  www.americancentury.com      3

VP Value--Performance Review
--------------------------------------------------------------------------------
[photo of Phil Davidson and Scott Moore]

     An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the VP Value investment team.

HOW DID VP VALUE PERFORM FOR THE YEAR ENDED DECEMBER 31, 2001?

     We are pleased with VP Value's performance in the midst of what proved to be one of the stock market's most volatile periods on record. VP Value gained
12.82%* during the year, far ahead of its benchmark, the Lipper Multi-Cap Value
Index, which returned just 1.30%. The S&P 500 Index, representative of the broad market, declined 11.87% during the period.

WHAT FACTORS INFLUENCED VP VALUE'S PERFORMANCE?

     Obviously, many investors will remember 2001 for the events of September
11-- horrific terrorist attacks on American soil that rocked financial markets around the globe. In their wake, volatility certainly became an issue as investors, many of whom were anxious about the slowing economy even before the attacks, moved quickly out of equities and into the relative safety of fixed-income securities. However, the exodus was somewhat short-lived and the markets were quick to demonstrate their resiliency -- within two months of the attacks, most representative indices had regained the ground they had lost and returned to their pre-September 11 levels.

     The attacks' effect on financial markets and our economy have been compelling topics, but the investment theme that characterizes 2001 is that for much of the period, the value style dominated. In the first half of the year, negative earnings warnings and bleak business assessments from corporate leaders, combined with signs that the anticipated economic rebound might take longer than expected, had depressed stock prices across the board. The result was an investment landscape rich with the types of companies we look for--high-quality firms selling at discounted prices.

THE TECHNOLOGY AND CONSUMER NON-CYCLICAL SECTORS PRODUCED SEVERAL
TOP-CONTRIBUTING STOCKS DURING THE PERIOD. WHAT WAS YOUR STRATEGY IN THESE
ARENAS?

     Technology emerged as the portfolio's top-contributing sector for the year.
The bulk of that success came in the fourth quarter, when conditions changed abruptly and unexpectedly. Despite concerns that the terrorist attacks would further derail the already-struggling economy, demand jumped along with investors' expectations that lower interest rates would spur spending on technology. However, our top stock for the year, Computer Associates
International, Inc., actually made the bulk of its contribution much earlier in the year. This firm develops and markets software that supports electronic commerce. Like other technology stocks, this one had been beaten down on the assumption that it would have weak earnings. However, the firm benefited from higher sales related to a favorable product cycle and a new, more flexible marketing contract model. The company met its first-quarter earnings expectations, which led to its rewarding rebound.

[left margin]

PORTFOLIO AT A GLANCE

                                                12/31/01          12/31/00
NO. OF COMPANIES                                  75                70
P/E RATIO                                        22.2              18.6
MEDIAN MARKET                                    $7.30             $5.42
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                  $34.5             $24.9
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                               174%              159%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2001

U.S. STOCKS & FUTURES                                            91.9%

FOREIGN COMMON STOCKS                                             6.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         98.1%

TEMPORARY CASH INVESTMENTS                                        1.9%

Investment terms are defined in the Glossary on pages 22-23.

* All fund returns referenced in this interview are for original class shares.

4      1-800-345-6488

VP Value--Performance Review
                                                                    (Continued)

     Among consumer non-cyclical holdings, top names included Clorox Company and
Procter & Gamble Company, both of which were among our ten-largest holdings during the year. Clorox is a sound, well-managed producer of household goods ranging from bleach and cleaning solutions to food storage products. The firm suffered an earnings shortfall that resulted from volume declines in some of its businesses and higher costs for energy and raw materials. However, these pressures proved to be temporary and Clorox's shares have rebounded in recent months.

     The story is similar for Procter & Gamble (P&G). We built a position in this firm when its stock price was beaten down in response to slightly weaker-than-expected earnings. We anticipated that branded consumer non-cyclical companies--such as P&G and Clorox--would both continue to produce good returns in uncertain times and also rebound nicely when market sentiment shifted. This strategy was rewarded recently. Although we have eliminated our stake in Procter
& Gamble, we believe the operating environment for Clorox will be favorable going forward and are therefore holding this position.

WERE THERE OTHER STANDOUT PERFORMERS?

     Yes. We continued to fare well in the basic materials sector. Significant contributors for the year in this group include Minerals Technologies Inc., a leading manufacturer of chemical additives that we discussed in our semiannual report to you, and Air Products & Chemicals, Inc., which produces industrial gases and related industrial process equipment as well as various types of chemicals.

WHICH SECTORS OR INDUSTRIES DETRACTED FROM RETURNS?

     VP Value didn't fare as well as we would have liked in the energy sector, which produced several laggards. Although we entered the period somewhat underweight, we were unable to completely sidestep the damage inflicted on the group in general by the deteriorating economy. As demand for oil services began to wane, so did pricing power, which cut into earnings and stock prices. Our greatest detractor was Royal Dutch Petroleum Company, an integrated energy company that generally struggled in the wake of lower gas and oil prices. A second detractor was BP Plc., a global producer and distributor of crude oil and petroleum products. We believe both firms' troubles are transitory and therefore are sitting tight.

     A second sizeable holding that detracted was Emerson Electric Co. This high-quality manufacturer of electrical and electronic products and systems recently ended a 43-year streak of higher earnings, as reduced capital spending by both its domestic and overseas customers cut deeply into profitability.
Still, we are confident Emerson's recent efforts to cut costs and reduce inventories will enable it to rebound quickly when the economy changes course.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING IN THE MONTHS AHEAD?

     We see some signs that economic recovery might be on the horizon, but it's likely that the market will remain volatile for some time. That may sound less than optimistic, but we've found that volatility, as uncomfortable as it may be, often creates excellent value opportunities. In times of stress, high-quality companies are the most attractive, and we will continue to seek out and capitalize on those investments where we find them.

[right margin]

TOP TEN HOLDINGS
                                              % OF PORTFOLIO INVESTMENTS

                                             AS OF                    AS OF
                                            12/31/01                 6/30/01

BP PLC ADR FIRST VIRGINIA                    3.5%                      --
BANKS, INC. MARTIN MARIETTA                  3.4%                      3.6%
MATERIALS, INC. WASTE                        3.1%                      1.4%
MANAGEMENT, INC.                             2.9%                      2.0%
BELLSOUTH CORP.                              2.9%                      --
CLOROX COMPANY                               2.8%                      2.9%
FPL GROUP, INC.                              2.7%                      2.0%
EMERSON ELECTRIC CO.                         2.7%                      0.2%
SBC COMMUNICATIONS INC.                      2.7%                       --
ALLSTATE CORP.                               2.6%                       --

TOP FIVE INDUSTRIES
                                                % OF PORTFOLIO INVESTMENTS

                                                AS OF               AS OF
                                               12/31/01            6/30/01

TELEPHONE                                        8.3%               8.6%
ENERGY RESERVES & PRODUCTION                     6.4%               7.6%
CHEMICALS                                        5.4%               2.9%
BANKS                                            4.9%               5.6%
PROPERTY & CASUALTY INSURANCE                    4.3%               2.6%

                                                www.americancentury.com       5

VP Value--Schedule of Investments
--------------------------------------------------------------------------------
DECEMBER 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS - 88.4%

APPAREL & TEXTILES - 1.4%
  618,400  Jones Apparel Group, Inc.(1)                           $  20,512,328
                                                                  --------------
BANKS - 4.9%
  962,000  First Virginia Banks, Inc.                                48,831,120
  336,900  Marshall & Ilsley Corp.                                   21,319,032
                                                                  --------------
                                                                     70,150,152
                                                                  --------------
CHEMICALS - 5.4%
  516,600  Air Products & Chemicals, Inc.                            24,233,706
  497,100  Minerals Technologies Inc.                                23,184,744
  263,400  Minnesota Mining & Manufacturing Co.                      31,136,514
                                                                     78,554,964
                                                                  --------------
CLOTHING STORES - 0.2%
  240,900  Intimate Brands, Inc.                                      3,579,774
                                                                  --------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 0.3%
  199,300  Avocent Corp.(1)                                           4,838,008
                                                                  --------------
COMPUTER SOFTWARE - 0.8%
  315,400  Computer Associates International, Inc.                   10,878,146
                                                                  --------------
CONSTRUCTION & REAL PROPERTY - 3.9%
  284,000  Fluor Corporation                                         10,621,600
  967,000  Martin Marietta Materials, Inc.                           45,062,200
                                                                  --------------
                                                                     55,683,800
                                                                  --------------
CONSUMER DURABLES - 1.7%
  188,300  Carlisle Companies, Inc.                                   6,963,334
  760,600  Miller (Herman), Inc.                                     17,999,599
                                                                  --------------
                                                                     24,962,933
                                                                  --------------
DEFENSE/AEROSPACE - 1.5%
  284,600  Raytheon Company                                           9,240,962
  665,700  Rockwell Collins                                          12,981,150
                                                                  --------------
                                                                     22,222,112
                                                                  --------------
DEPARTMENT STORES - 1.7%
  604,100  Federated Department Stores, Inc.(1)                      24,707,690
                                                                  --------------

DRUGS - 4.1%
  489,500  Bristol-Myers Squibb Co.                                  24,964,500
  457,600  Merck & Co., Inc.                                         26,906,880
  255,900  Watson Pharmaceuticals, Inc.(1)                            8,032,701
                                                                  --------------
                                                                     59,904,081
                                                                  --------------
ELECTRICAL EQUIPMENT - 3.8%
  318,300  AVX Corporation                                            7,508,697
  357,700  CommScope, Inc.(1)                                         7,608,279
  626,522  Dover Corp.                                               23,225,170
  651,700  Littelfuse, Inc.(1)                                       17,103,867
                                                                  --------------
                                                                     55,446,013
                                                                  --------------
ELECTRICAL UTILITIES - 4.0%
  700,900  FPL Group, Inc.                                           39,530,760
  830,600  Wisconsin Energy Corp.                                    18,738,336
                                                                  --------------
                                                                     58,269,096
                                                                  --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 6.4%
 1,078,800  BP Plc ADR                                            $  50,174,988
    86,000  Burlington Resources, Inc.                                3,228,440
   554,700  Exxon Mobil Corp.                                        21,799,710
   309,388  Royal Dutch Petroleum Co.
               New York Shares                                       15,166,200
                                                                  --------------
                                                                     90,369,338
                                                                  --------------
ENVIRONMENTAL SERVICES - 2.9%
 1,328,800  Waste Management, Inc.                                   42,402,008
                                                                  --------------
FINANCIAL SERVICES - 1.8%
   200,400  American Express Co.                                      7,152,276
   136,100  MBIA Inc.                                                 7,299,043
    47,000  Prudential Financial Inc.(1)                              1,559,930
   129,700  Student Loan Corp. (The)                                 10,453,820
                                                                  --------------
                                                                     26,465,069
                                                                  --------------
FOOD & BEVERAGE - 3.2%
 1,092,500  Campbell Soup Company                                    32,632,975
   229,800  Heinz (H.J.) Co.                                          9,449,376
   326,700  PepsiAmericas Inc.                                        4,508,460
                                                                  --------------
                                                                     46,590,811
                                                                  --------------
FOREST PRODUCTS & PAPER - 1.2%
   200,600  Bowater Inc.                                              9,568,620
   115,400  Sonoco Products Co.                                       3,067,332
   143,000  Westvaco Corp.                                            4,068,350
                                                                  --------------
                                                                     16,704,302
                                                                  --------------
GAS & WATER UTILITIES - 3.6%
   1,237,900  AGL Resources Inc.                                     28,496,458
   818,500  WGL Holdings Inc.                                        23,793,795
                                                                  --------------
                                                                     52,290,253
                                                                  --------------
GROCERY STORES - 1.4%
   700,700  Koninklijke Ahold NV ADR                                 20,593,573
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT - 3.0%
   290,179  American Power Conversion Corp.(1)                        4,203,243
   692,100  Emerson Electric Co.                                     39,518,910
                                                                  --------------
                                                                     43,722,153
                                                                  --------------
HEAVY MACHINERY - 0.3%
   85,200  Deere & Co.                                                3,719,832
                                                                  --------------
HOME PRODUCTS - 3.4%
   1,021,200  Clorox Company                                         40,388,460
   145,100  Kimberly-Clark Corp.                                      8,676,980
                                                                  --------------
                                                                     49,065,440
                                                                  --------------
INDUSTRIAL PARTS - 0.5%
   186,500  York International Corp.                                  7,111,245
                                                                  --------------

INFORMATION SERVICES - 0.1%
   94,100  Ceridian Corp.(1)                                          1,764,375
                                                                  --------------

LIFE & HEALTH INSURANCE - 0.8%
   363,100  MetLife, Inc.                                            11,503,008
                                                                  --------------

MEDICAL PRODUCTS & SUPPLIES - 0.9%
   195,500  Beckman Coulter Inc.                                      8,660,650
   144,000  Becton Dickinson & Co.                                    4,773,600
                                                                  --------------
                                                                     13,434,250
                                                                  --------------

6          1-800-345-6488                      See Notes to Financial Statements

VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 1.3%
   149,498  Anthem, Inc.(1)                                       $   7,400,151
   278,800  HCA Inc.                                                 10,744,952
                                                                  --------------
                                                                     18,145,103
                                                                  --------------
MOTOR VEHICLES & PARTS - 0.5%
   66,600  Superior Industries International, Inc.                    2,680,650
   157,700  Toyota Motor Corp. ORD                                    3,977,090
                                                                  --------------
                                                                      6,657,740
                                                                  --------------
OIL REFINING - 1.3%
   202,700  ChevronTexaco Corp.                                      18,163,947
                                                                  --------------

OIL SERVICES - 0.6%
   304,900  Diamond Offshore Drilling, Inc.                           9,268,960
                                                                  --------------

PROPERTY & CASUALTY INSURANCE - 4.3%
   1,112,000  Allstate Corp.                                         37,474,400
   273,600  Chubb Corp. (The)                                        18,878,400
   297,400  Horace Mann Educators Corp.                               6,310,828
                                                                  --------------
                                                                     62,663,628
                                                                  --------------
PUBLISHING - 3.0%
   465,900  Belo Corp. Cl A                                           8,735,625
   387,200  Dow Jones & Co., Inc.                                    21,191,456
   214,000  McGraw-Hill Companies, Inc. (The)                        13,049,720
                                                                  --------------
                                                                     42,976,801
                                                                  --------------
RAILROADS - 0.7%
   173,900  Union Pacific Corp.                                       9,912,300
                                                                  --------------

SECURITIES & ASSET MANAGEMENT - 2.0%
   480,500  Edwards (A.G.), Inc.                                     21,223,685
   220,800  T. Rowe Price Group Inc.                                  7,669,488
                                                                  --------------
                                                                     28,893,173
                                                                  --------------
SEMICONDUCTOR - 0.7%
   491,100  Vishay Intertechnology, Inc.(1)                           9,576,450
                                                                  --------------
TELEPHONE - 8.3%
   1,108,137  BellSouth Corp.                                        42,275,426
   229,500  CenturyTel Inc.(2)                                        7,527,600
   989,900  SBC Communications Inc.(2)                               38,774,382
   1,503,111  Sprint Corp.                                           30,182,469
                                                                  --------------
                                                                    118,759,877
                                                                  --------------
TOBACCO - 0.8%
   344,900  UST Inc.                                                 12,071,500
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT - 1.7%
   450,223  United Parcel Service, Inc. Cl B                         24,537,154
                                                                  --------------
TOTAL COMMON STOCKS                                               1,277,071,387
(Cost $1,164,831,851)                                             --------------

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES** - 9.7%

       Repurchase Agreement, Merrill Lynch & Co., Inc.,
              (U.S. Treasury obligations), in a joint trading
              account at 1.50%, dated 12/31/01,
              due 1/2/02 (Delivery value $72,406,033)                72,400,000

                                                                         Value
--------------------------------------------------------------------------------
       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 1.57%, dated 12/31/01,
              due 1/2/02 (Delivery value $67,847,792)             $  67,841,875
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                              140,241,875
  (Cost $140,241,875)                                             --------------

 TEMPORARY CASH INVESTMENTS - 1.9%
       Repurchase Agreement, Morgan Stanley
              Group, Inc., (U.S. Treasury obligations),
              in a joint trading account at 1.50%,
              dated 12/31/01, due 1/2/02
              (Delivery value $22,501,875)                           22,500,000

       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 1.57%, dated 12/31/01,
              due 1/2/02 (Delivery value $4,558,523)                  4,558,125
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                     27,058,125
  (Cost $27,058,125)                                              --------------

TOTAL INVESTMENT SECURITIES - 100.0%                             $1,444,371,387
  (Cost $1,332,131,851)                                           ==============

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

Contracts                         Settlement                                   Unrealized
to Sell                              Date                  Value               Gain (Loss)
-----------------------------------------------------------------------------------------
10,913,883 EURO                     1/31/02             $ 9,716,580             $(135,279)

243,204,000 JPY                     1/31/02               1,850,099                16,351
                                                        -----------------------------------
                                                        $11,566,679             $(118,928)
(Value on Settlement Date $11,447,751)                  ====================================

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**
                             Expiration         Underlying Face          Unrealized
Purchased                       Date            Amount at Value             Loss
------------------------------------------------------------------------------------
491 S&P 500                     March
  Futures                       2002             $140,241,875             $(19,195)
                                                 ====================================
**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
JPY = Japanese Yen
ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements                 www.americancentury.com      7

Statement of Assets and Liabilities

DECEMBER 31, 2001

ASSETS

Investment securities, at value (cost of $1,164,831,851) (Note 3) $1,277,071,387
Repurchase agreements, at value (cost of $167,300,000) ...........   167,300,000
Receivable for investments sold ..................................    29,935,262
Receivable for forward foreign currency exchange contracts                16,351
Dividends and interest receivable ................................     1,357,054
                                                                  --------------
                                                                   1,475,680,054
                                                                  --------------
LIABILITIES

Disbursements in excess of demand deposit cash ..................        160,219
Payable for investments purchased ...............................     30,818,829
Payable for forward foreign currency exchange contracts .........        135,279
Payable for variation margin on futures contracts ...............      2,059,334
Accrued management fees (Note 2) ................................      1,122,070
Distribution fees payable (Note 2) ..............................          3,147
Payable for directors' fees and expenses (Note 2) ...............          1,090
                                                                  --------------
 ................................................................     34,299,968
                                                                  --------------
Net Assets ...................................................... $1,441,380,086
                                                                  ==============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................... $1,276,495,829
Undistributed net investment income .............................     13,046,882
Undistributed net realized gain on investment and
foreign currency transactions ...................................     39,736,084
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies (Note 3) ..................    112,101,291
                                                                  --------------
                                                                  $1,441,380,086
                                                                  ==============
Original Class, $0.01 Par Value
Net assets ...................................................... $1,424,235,237
Shares outstanding ..............................................    191,405,631
Net asset value per share .......................................          $7.44

Class II, $0.01 Par Value
Net assets ......................................................    $17,144,849
Shares outstanding ..............................................      2,304,606
Net asset value per share .......................................          $7.44

                                              See Notes to Financial Statements

8          1-800-345-6488            See Glossary for a Definition of the Table

Statement of Operations

YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld $229,207) ...........    $  18,721,166
Interest .....................................................        4,093,450
                                                                  --------------
                                                                     22,814,616
                                                                  --------------

Expenses (Note 2):
Management fees ..............................................        9,820,377
Distribution fees - Class II .................................            6,906
Directors' fees and expenses .................................           11,421
                                                                  --------------
                                                                      9,838,704
                                                                  --------------
Net investment income ........................................       12,975,912

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain on:
Investment transactions ......................................       62,119,301
Foreign currency transactions ................................           88,010
                                                                  --------------
                                                                     62,207,311
                                                                  --------------

Change in net unrealized appreciation on:
Investments ..................................................       54,016,516
Translation of assets and liabilities in foreign currencies ..         (119,050)
                                                                  --------------
                                                                     53,897,466
                                                                  --------------
Net realized and unrealized gain .............................      116,104,777
                                                                  --------------
Net Increase in Net Assets Resulting from Operations .........    $ 129,080,689
                                                                  ==============
See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Increase in Net Assets
                                                                       2001                    2000
                                                                       ----                    ----
OPERATIONS
Net investment income ......................................... $    12,975,912       $    8,709,112
Net realized gain (loss) ......................................      62,207,311           (4,768,302)
Change in net unrealized appreciation .........................      53,897,466            91,535,912
                                                                  --------------       --------------
Net increase in net assets resulting from operations ..........     129,080,689            95,476,722
                                                                  --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Original Class ..............................................      (8,666,210)           (5,355,227)
From net realized gains:
  Original Class ..............................................              --           (13,703,080)
                                                                  --------------        --------------
Decrease in net assets from distributions. ....................      (8,666,210)          (19,058,307)
                                                                  --------------        --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from capital share transactions ....     648,751,879           179,628,832
                                                                  --------------        --------------

Net increase in net assets ....................................     769,166,358           256,047,247

NET ASSETS
Beginning of period ...........................................     672,213,728           416,166,481
                                                                  --------------       --------------
End of period .................................................  $1,441,380,086          $672,213,728
                                                                 ==============        ===============

Undistributed net investment income ...........................     $13,046,882            $8,649,170
                                                                 ===============       ================

                                                                  See Notes to Financial Statements

10          1-800-345-6488                               See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth.
Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the original class and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of Class II shares commenced on August 14, 2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

                                                  www.americancentury.com     11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $16,865,974. The fund has elected to treat such losses as having been incurred in the following year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annualized fee schedule for each class of the fund is as follows:

                                 ORIGINAL CLASS         CLASS II
                                 --------------         --------
FUND AVERAGE NET ASSETS
First $500 million ................ 1.00%                0.90%
Next $500 million ................. 0.95%                0.85%
Over $1 billion ................... 0.90%                0.80%

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. Fees incurred under the plan for Class II for the period August 14,
2001 through December 31, 2001 are detailed in the Statement of Operations.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, totaled $2,137,393,481 and
$1,576,919,588, respectively.

    At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

       Gross Appreciation                           $     106,863,920
       Gross Depreciation                                 (21,880,850)
                                                    -----------------
       Net                                          $      84,983,070
                                                    =================
       Federal Tax Cost                             $   1,359,388,317
                                                    =================

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                            SHARES            AMOUNT
                                                            ------            ------
ORIGINAL CLASS

Shares Authorized ........................................ 400,000,000
                                                           ===========
Year ended December 31, 2001
Sold ..................................................... 163,463,345     $1,130,729,376
Issued in reinvestment of distributions ..................   1,287,698          8,666,210
Redeemed ................................................. (74,199,101)      (506,708,014)
                                                           -----------      ------------

Net increase .............................................  90,551,942     $  632,687,572
                                                            ==========     ==============

Year ended December 31, 2000
Sold ..................................................... 110,352,100     $  630,881,104
Issued in reinvestment of distributions ..................   3,857,957         19,058,307
Redeemed ................................................. (83,329,014)      (470,310,579)
                                                           -----------      ------------

Net increase .............................................  30,881,043     $  179,628,832
                                                            ==========     ==============

CLASS II
Shares Authorized ........................................ 200,000,000
                                                           ===========
Period ended December 31, 2001(1)
Sold .....................................................   2,400,238     $   16,713,072
Redeemed .................................................     (95,632)          (648,765)
                                                               -------          --------
Net increase .............................................   2,304,606     $   16,064,307
                                                             =========     ==============

(1)  August 14, 2001 (commencement of sale) through December 31, 2001.

                                                  www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001
--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

6. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended December 31, 2001, qualify for the corporate dividends received deductions.

14      1-800-345-6488

VP Value--Financial Highlights
--------------------------------------------------------------------------------
                                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                         Original Class
                                                         2001          2000          1999        1998         1997
                                                         ----          ----          ----        ----         ----
PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $6.67         $5.95         $6.73        $6.93       $5.58
Income From Investment Operations
  Net Investment Income ...............................  0.08(1)       0.08          0.08         0.08(1)     0.07
  Net Realized and Unrealized Gain (Loss) .............  0.77          0.90         (0.15)        0.27        1.37
                                                         ----          ----         -----         ----        ----
  Total From Investment Operations ....................  0.85          0.98         (0.07)        0.35        1.44
                                                         ----          ----         -----         ----        ----

Distributions
  From Net Investment Income .......................... (0.08)        (0.07)        (0.07)       (0.04)      (0.04)
  From Net Realized Gains                                  --         (0.19)        (0.64)       (0.51)      (0.05)
                                                                      -----         -----        -----       -----
  Total Distributions ................................. (0.08)        (0.26)        (0.71)       (0.55)      (0.09)
                                                        -----         -----         -----        -----       -----

Net Asset Value, End of Period ........................ $7.44         $6.67         $5.95        $6.73       $6.93
                                                        =====         =====         =====        =====       =====
  Total Return(2) ..................................... 12.82%        18.14%        (0.85)%       4.81%      26.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....  0.97%         1.00%         1.00%        1.00%         1.00%
Ratio of Net Investment Income to Average Net Assets ..  1.28%         1.81%         1.40%        1.21%         1.60%
Portfolio Turnover Rate ...............................   174%          159%          118%         158%          138%
Net Assets, End of Period (in thousands) .......... $1,424,235      $672,214      $416,166     $316,624      $188,015

(1)  Computed using average shares outstanding throughout the year.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     15

VP Value--Financial Highlights
--------------------------------------------------------------------------------
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                       Class II
                                                                        2001(1)
                                                                        -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................................  $7.19
                                                                         -----
Income From Investment Operations
  Net Investment Income(2) ............................................   0.02
  Net Realized and Unrealized Gain ....................................   0.23
                                                                          ----
  Total From Investment Operations ....................................   0.25
                                                                          ----
Net Asset Value, End of Period ........................................  $7.44
                                                                         =====
  Total Return(3) .....................................................   3.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..................... 1.11%(4)
Ratio of Net Investment Income to Average Net Assets .................. 0.31%(4)
Portfolio Turnover Rate ...............................................  174%(5)
Net Assets, End of Period (in thousands) .............................. $17,145

(1)  August 14, 2001 (commencement of sale) through December 31, 2001.
(2)  Computed using average shares outstanding throughout the period.
(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)  Annualized.
(5)  Portfolio turnover is calculated at fund level. Percentage indicated was calculated for the year ended December 31, 2001.

                                              See Notes to Financial Statements

16          1-800-345-6488           See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Value Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2001,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

                                                  www.americancentury.com     17

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (61)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (58)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

18      1-800-345-6488

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (77)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
OFFICERS

WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
--------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                  www.americancentury.com     19

Share Class Information
--------------------------------------------------------------------------------
SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: the original class and Class II.

    Shares of the original class are sold through insurance company separate accounts. Shareholders of the original class do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is 0.15% higher than the total expense ratio of the original class shares.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

20      1-800-345-6488

Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's VP
Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by
Lipper Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[right margin]

PORTFOLIO MANAGERS

  VP Value
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA

                                                  www.americancentury.com     21

Glossary
--------------------------------------------------------------------------------
RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 15-16.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

22      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com     23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

[american century logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing boat]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.
--------------------------------------------------------------------------------

0202                                  American Century Investment Services, Inc.
SH-ANN-28521                       (c)2002 American Century Services Corporation

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                 Annual Report

[graphic of men rowing boat]

[graphic of bar chart]

VP Ultra Fund

December 31, 2001

[american century logo and text logo (reg. sm)]

Our Message to You

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers such as high oil prices and interest rates as well as a worldwide slowdown in business investment. But it was not to
be. After a long sprint, businesses couldn't keep up the pace, and investors suffered through one of the worst years for corporate profits in recent memory.
As we closed out 2001, however, we were heartened by the resiliency markets demonstrated as they rebounded strongly in the fourth quarter.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continued to follow their time-tested strategies, regardless of market, political, and economic conditions.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                     /s/ James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Founder and Chairman of the Board            Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION
   Management .............................................................   18
   Background Information

                                                  www.americancentury.com      1

Market Perspective from C. Kim Goodwin

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended December 31, 2001, a challenging period for U.S. equity investors. Though the market recouped some of its previous losses with strong fourth-quarter returns, the Dow Jones Industrial
Average was down 5.43% for the year, while the S&P 500 Index declined 11.87%, and the Nasdaq Composite Index, which represents numerous growth companies, dropped 20.80%.

     The wave of optimism that followed the Fed's first five interest rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur in 2001. Worsening economic conditions overseas lowered investors' expectations, as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing. Finally, in late November, the National Bureau of Economic Research confirmed that the economy had indeed slipped into a recession in March.

     Although the tragic events of September 11 lingered as the year wound down, there were some encouraging signs. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way. The more upbeat mood was fed by surprisingly resilient consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth. In this recessionary environment, we found companies showing positive trends. These included businesses benefiting from pricing power or new product cycles, along with selected providers of products and services that consumers continue to purchase regardless of the economic climate. The same process led us away from technology and other sectors displaying decelerating growth.

     Though uncertainty remains, we see reasons to be optimistic. After 11 cuts in 2001, the Federal Reserve's short-term interest-rate benchmark is 1.75%, a
40-year low. Further, business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold.

     In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong -- for example, a protracted war or negative impact on oil prices due to world events -- the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[left margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC. AFTER 11 CUTS IN
2001, THE FEDERAL RESERVE'S SHORT-TERM INTEREST-RATE BENCHMARK IS 1.75%, A
40-YEAR LOW."

MARKET RETURNS

FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

S&P 500           -11.87%
S&P MIDCAP 400     -0.62%
RUSSELL 2000        2.49%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED DECEMBER 31, 2001

2      1-800-345-6488

VP Ultra--Performance

TOTAL RETURNS AS OF DECEMBER 31, 2001
                                                         VP         S&P 500
                                                        ULTRA         INDEX
6 MONTHS(1) .......................................... -5.83%        -5.55%
LIFE OF PORTFOLIO(1) ................................. -4.70%        -7.23%(2)

The portfolio's inception date is 5/1/01

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/01, the date nearest the portfolio's inception for which data are available.

See page 20 for information about the S&P 500 Index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower peformance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio. The S&P 500 Index is provided for comparison. VP
Ultra's total return includes operating expenses (such as transaction costs and management fees) that reduce returns while the total return of the S&P 500 Index does not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

*Index performance since 4/30/01, the date nearest the portfolio's inception for which data are available.

                                                  www.americancentury.com      3

VP Ultra--Performance Review

[photo of John Sykora, Jim Stowers III, and Bruce Wimberly]

     A market commentary and performance review by John Sykora, Jim Stowers III,
Bruce Wimberly, and Jerry Sullivan (not pictured), portfolio managers on the VP
Ultra team.

     American Century launched VP Ultra on May 1, 2001. From its inception eight months ago through December 31, 2001, the portfolio declined 4.70%. This compares favorably to the 7.23% loss posted by its benchmark, the S&P 500 Index.

     VP Ultra opened in a challenging year for growth-oriented investors. The slowdown that began in 2000 took hold in 2001 pushing the U.S. economy into recession. As a result, investors faced the worst earnings situation in more than 10 years as corporations saw their profits decline four consecutive quarters. These difficult business conditions were exacerbated by repercussions from the tragic events of September 11.

     On the positive side, the Federal Reserve cut interest rates aggressively throughout the year. In addition, Congress passed tax-cut legislation that produced mid-year rebates for most taxpayers and was debating additional stimulus measures when the year ended. Though it's too soon to tell whether these efforts will prove successful in igniting a sustained recovery, the year closed with the economy beginning to show signs of a potential rebound and the market beginning to recoup some of its previous losses.

     In this turbulent environment, as always, the portfolio was managed using the disciplined equity investment approach developed by American Century founder
James E. Stowers, Jr. Our process centers on identifying and owning companies whose earnings or revenues are growing at an accelerating rate. Before we invest in a business, we must be confident that it can sustain its growth into the future. To arrive at this conclusion, we carefully evaluate a company from all angles, examining its strategy, management team, risks associated with its business, and competitive advantages.

CONSUMERS RESILIENT

     Surprisingly strong consumer spending was one of the few constants during
2001 as Americans proved to be remarkably resilient in the face of economic decline, rising unemployment and fallout from the terrorist attacks. As a result, companies whose fortunes are tied to consumer spending were a significant factor in the stock market's fourth-quarter rebound and were top contributors to VP Ultra's returns. The portfolio's best performers in this area were discount stores that catered to bargain-conscious shoppers and enjoyed better-than-expected holiday sales. A good example is Wal-Mart, the nation's top retailer, which continued to produce solid results while taking market share.
The VP Ultra team also boosted the portfolio's returns with strong security selection among brand-name clothing manufacturers and purveyors of luxury items, such as jewelry. Further, with post-September 11 Americans sticking closer to home, VP Ultra shareholders benefited from

[left margin]

PORTFOLIO AT A GLANCE
                                                12/31/01           6/30/01
NO. OF COMPANIES                                  206               155
P/E RATIO                                        27.8              31.9
MEDIAN MARKET                                    $8.1             $10.5
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                  $84.3             $130
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                              48%(1)            14%(2)

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2001
U.S. COMMON STOCKS                                               95.8%
FOREIGN STOCKS                                                    2.6%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         98.4%
TEMPORARY CASH INVESTMENTS                                        1.6%

(1)    For the period 5/1/01 (inception) through 12/31/01.
(2)    For the period 5/1/01 (inception) through 6/30/01.

Investment terms are defined in the Glossary on pages 21-22.

4              1-800-345-6488

VP Ultra--Performance Review
                                                                    (Continued)

investments in specialty retailers selling home improvement products and consumer electronics.

     Selected diversified industrial companies also performed well, particularly late in the year when investors grew more optimistic that the economy would soon regain its footing. VP Ultra's investments in this area have weathered the slowdown so far and are involved in businesses that may recover as the economy regains strength. As a result, the portfolio garnered solid results from a handful of industrial companies, which were among the top sources of outperformance compared to the S&P 500.

     Financial stocks, including financial services and insurance companies, represented VP Ultra' largest sector commitment. Though financial holdings slowed absolute returns, they outperformed the broader market and eased the portfolio's decline. Insurers such as Berkshire Hathaway were top contributors as the property and casualty insurance industry was one of the few businesses that enjoyed pricing power in 2001.

TECHNOLOGY, MEDIA AND TELECOMMUNICATIONS DECLINE

     VP Ultra's managers reduced the portfolio's technology position during the period. They were concerned that an inventory glut, excess production capacity, and reduced spending by telecommunications companies and corporate information technology departments would limit the ability of tech companies to generate sustainable growth. Though technology stocks rebounded late in the period, questions about the sustainability of these results remained when we closed our books at the end of the year.

     With earnings under pressure, advertising was targeted by corporate budget-cutters in 2001. This weighed heavily on Ultra's investments in media companies, including Viacom, whose profits are driven largely by advertising revenue from broadcasting, cable, Internet, and publishing outlets.

     Profitability concerns also bore down on the telecommunications industry.
Over-leveraged wireless providers have reduced their capital expenditures and held up the deployment of new technology that will offer users more powerful capabilities. This has dampened subscriber growth, delayed the introduction of more profitable services and slowed the expansion of wireless telecommunications networks. The continued slowdown in this sector weighed on VP Ultra's stake in
Qualcomm, a leading developer of wireless telecommunications technology.

LOOKING AHEAD

     Heading into 2002, the VP Ultra management team continues to apply its disciplined investment process, looking for companies that meet our demanding standards for earnings and revenue growth. In American Century's view, the best way to ride through periods of uncertainty and volatility is to own growing businesses. The market's turbulence in 2001 made investors much more attuned to the earnings side of the equation. Such a scenario could play into VP Ultra's strength - finding companies that appear able to sustain their growth.

     In a management-related development, Jerry Sullivan recently joined the VP
Ultra team as a portfolio manager during the period. He has nearly 20 years of investment industry experience and formerly co-managed American Century's Select fund.

TOP TEN HOLDINGS
                                             % OF PORTFOLIO INVESTMENTS

                                             AS OF               AS OF
                                           12/31/01             6/30/01

PFIZER, INC.                                 5.2%                7.3%
TYCO INTERNATIONAL LTD.                      4.5%                4.7%
AMERICAN INTERNATIONAL GROUP, INC.           3.6%                5.6%
PHILIP MORRIS COMPANIES INC.                 3.2%                2.5%
GENERAL ELECTRIC CO.                         2.5%                4.1%
CITIGROUP INC.                               2.4%                4.5%
MICROSOFT CORP.                              2.3%                2.8%
BERKSHIRE HATHAWAY INC. CL B                 1.9%                1.5%
FANNIE MAE                                   1.9%                1.9%
AOL TIME WARNER INC.                         1.6%                6.7%

TOP FIVE INDUSTRIES
                                            % OF PORTFOLIO INVESTMENTS

                                              AS OF            AS OF
                                            12/31/01           6/30/01
DRUGS                                        10.7%              12.5%
FINANCIAL SERVICES                            8.0%               8.2%
PROPERTY & CASUALTY INSURANCE                 7.0%               9.2%
INDUSTRIAL PARTS                              5.2%               5.1%
INFORMATION SERVICES                          5.1%               3.1%

                                                  www.americancentury.com      5

VP Ultra--Schedule of Investments
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.4%

ALCOHOL - 0.1%
   756  Constellation Brands, Inc.(1)                               $    32,395
                                                                   -------------
APPAREL & TEXTILES - 1.6%
   1,040  Coach Inc.(1)                                                  40,539
   4,862  Jones Apparel Group, Inc.(1)                                  161,273
   3,356  Liz Claiborne, Inc.                                           166,961
   1,505  Nautica Enterprises, Inc.(1)                                   19,256
   1,327  Polo Ralph Lauren Corp.(1)                                     35,511
   1,643  Timberland Co. (The)(1)                                        60,922
                                                                   -------------
                                                                        484,462
                                                                   -------------
BANKS - 3.3%
   4,451  Bank of America Corp.                                         280,190
  14,421  Citigroup Inc.                                                727,973
                                                                   -------------
                                                                   -------------
CHEMICALS - 0.8%
   4,435  Sealed Air Corp.(1)                                           181,036
   1,747  Sherwin-Williams Co.                                           48,043
                                                                   -------------
                                                                        229,079
                                                                   -------------
CLOTHING STORES - 1.0%
   1,251  Ross Stores, Inc.                                              40,138
     804  Talbots, Inc.                                                  29,145
   6,236  TJX Companies, Inc. (The)                                     248,567
                                                                   -------------
                                                                        317,850
                                                                   -------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.3%
   2,118  Black Box Corporation(1)                                      112,010
   1,944  International Business Machines Corp.                         235,147
   4,744  Sun Microsystems, Inc.(1)                                      58,375
                                                                   -------------
                                                                        405,532
                                                                   -------------
COMPUTER SOFTWARE - 3.4%
     560  Amdocs Ltd.(1)                                                 19,023
     405  Autodesk, Inc.                                                 15,090
   1,476  Check Point
             Software Technologies Ltd.(1)                               58,885
  10,515  Microsoft Corp.(1)                                            696,672
  13,987  Oracle Corp.(1)                                               193,230
   2,548  SmartForce Plc ADR(1)                                          63,178
                                                                   -------------
                                                                      1,046,078
                                                                   -------------
CONSTRUCTION & REAL PROPERTY - 0.9%
   2,568  Cemex SA ADR                                                   63,430
   7,982  Masco Corp.                                                   195,559
                                                                   -------------
                                                                        258,989
                                                                   -------------
CONSUMER DURABLES - 0.4%
     318  Black & Decker Corporation                                     11,998
   1,527  Ethan Allen Interiors Inc.                                     63,508
   2,655  Leggett & Platt, Inc.                                          61,065
                                                                   -------------
                                                                        136,571
                                                                   -------------
Shares                                                                   Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE - 2.2%
   2,880  General Dynamics Corp.                                   $    229,363
   3,936  Honeywell International Inc.                                  133,116
   2,947  Northrop Grumman Corp.                                        297,086
     630  Precision Castparts Corp.                                      17,798
                                                                   -------------
                                                                        677,363
                                                                   -------------
DEPARTMENT STORES - 2.8%
   4,581  Costco Companies, Inc.(1)                                     203,351
   2,086  May Department Stores Co. (The)                                77,140
   2,272  Sears, Roebuck & Co.                                          108,238
   6,042  Target Corporation                                            248,024
   3,934  Wal-Mart Stores, Inc.                                         226,402
                                                                   -------------
                                                                        863,155
                                                                   -------------
DRUGS - 10.7%
   4,095  Bristol-Myers Squibb Co.                                      208,845
   1,106  Elan Corp. plc ADR(1)                                          49,836
     373  GlaxoSmithKline Plc ADR                                        18,583
   8,361  Johnson & Johnson                                             494,135
     942  Lilly (Eli) & Co.                                              73,985
   7,270  Merck & Co., Inc.                                             427,476
  39,972  Pfizer, Inc.                                                1,592,883
   3,766  Pharmacia Corporation                                         160,620
   2,732  Schering-Plough Corp.                                          97,833
   1,435  Teva Pharmaceutical
           Industries Ltd. ADR                                           88,496
                                                                   -------------
                                                                      3,212,692
                                                                   -------------
ELECTRICAL EQUIPMENT - 1.3%
   1,204  Celestica Inc.(1)                                              48,630
   6,141  Cisco Systems Inc.(1)                                         111,244
   5,891  Comverse Technology, Inc.(1)                                  131,693
   2,442  Dover Corp.                                                    90,525
                                                                   -------------
                                                                        382,092
                                                                   -------------
ENERGY RESERVES & PRODUCTION - 3.3%
   1,894  Anadarko Petroleum Corp.                                      107,674
   5,318  Apache Corp.                                                  265,262
   2,612  BP Plc ADR                                                    121,484
   2,743  Burlington Resources, Inc.                                    102,972
   3,996  Conoco Inc.                                                   113,087
     898  Devon Energy Corporation                                       34,708
   3,898  EOG Resources Inc.                                            152,451
   1,774  Kerr-McGee Corp.                                               97,215
     245  Noble Affiliates, Inc.                                          8,646
                                                                   -------------
                                                                      1,003,499
                                                                   -------------
ENTERTAINMENT - 2.3%
  15,547  AOL Time Warner Inc.(1)                                       499,059
   7,577  Carnival Corp. Cl A                                           212,762
                                                                   -------------
                                                                        711,821
                                                                   -------------
ENVIRONMENTAL SERVICES - 1.0%
   9,316  Waste Management, Inc.                                        297,274
                                                                   -------------

6          1-800-345-6488                      See Notes to Financial Statements

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 8.0%
   1,945  Ambac Financial Group, Inc.                               $   112,538
   4,314  American Express Co.                                          153,967
   3,077  Block (H & R), Inc.                                           137,542
   1,402  Cendant Corporation(1)                                         27,493
     969  Certegy Inc.(1)                                                33,159
   7,119  Fannie Mae                                                    565,960
   3,324  Freddie Mac                                                   217,390
  19,083  General Electric Co.                                          764,846
     816  Marsh & McLennan Companies, Inc.                               87,679
   2,787  MBIA Inc.                                                     149,467
   2,327  MGIC Investment Corp.                                         143,622
     985  Prudential Financial Inc.(1)                                   32,692
                                                                   -------------
                                                                      2,426,355
                                                                   -------------
FOOD & BEVERAGE - 0.7%
   2,484  Archer-Daniels-Midland Co.                                     35,645
   1,670  ConAgra, Inc.                                                  39,696
   1,982  Dean Foods Co.(1)                                             135,173
                                                                   -------------
                                                                        210,514
                                                                   -------------
FOREST PRODUCTS & PAPER - 0.2%
   1,730  United Stationers Inc.(1)                                      58,474
                                                                   -------------
GROCERY STORES - 1.1%
   1,259  Kroger Co. (The)(1)                                            26,275
   6,077  Safeway Inc.(1)                                               253,716
   2,604  Supervalu Inc.                                                 57,600
                                                                   -------------
                                                                        337,591
                                                                   -------------
HEAVY ELECTRICAL EQUIPMENT - 1.2%
   1,253  American Power Conversion Corp.(1)                             18,150
   3,384  Emerson Electric Co.                                          193,226
   2,159  United Technologies Corp.                                     139,536
                                                                   -------------
                                                                        350,912
                                                                   -------------
HEAVY MACHINERY - 0.1%
   307  Caterpillar Inc.                                                 16,041
                                                                   -------------
HOME PRODUCTS - 0.9%
   2,070  Fortune Brands, Inc.                                           81,951
   2,601  Procter & Gamble Co. (The)                                    205,817
                                                                   -------------
                                                                        287,768
                                                                   -------------
HOTELS - 0.9%
   3,340  Harrah's Entertainment, Inc.(1)                               123,613
   1,643  Hilton Hotels Corporation                                      17,942
     701  Mandalay Resort Group(1)                                       15,001
   4,380  Park Place Entertainment Corp.(1)                              40,165
   3,000  Starwood Hotels &
            Resorts Worldwide, Inc.                                      89,550
                                                                   -------------
                                                                        286,271
                                                                   -------------
INDUSTRIAL PARTS - 5.2%
   1,659  American Standard Companies Inc.(1)                           113,194
     702  Magna International Inc. Cl A                                  44,556
   1,435  Snap-on Inc.                                                   48,302
  23,108  Tyco International Ltd.                                     1,361,061
                                                                   -------------
                                                                      1,567,113
                                                                   -------------

Shares                                                                 Value
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.4%
   2,185  Rent-A-Center Inc.(1)                                    $     73,186
   2,124  United Rentals Inc.(1)                                         48,215
                                                                   -------------
                                                                        121,401
                                                                   -------------
INFORMATION SERVICES - 5.1%
   3,965  Accenture Ltd. Cl A(1)                                        106,738
   2,436  Automatic Data Processing, Inc.                               143,480
     887  BARRA, Inc.(1)                                                 41,764
   1,137  Catalina Marketing Corp.(1)                                    39,454
   7,873  Concord EFS, Inc.(1)                                          258,116
   2,540  Convergys Corp.(1)                                             95,225
     920  CSG Systems International, Inc.(1)                             37,219
     761  DST Systems, Inc.(1)                                           37,936
     537  Equifax Inc.                                                   12,969
   2,917  First Data Corp.                                              228,839
     509  Interpublic Group of Companies, Inc.                           15,036
     181  Omnicom Group Inc.                                             16,172
   3,767  Paychex, Inc.                                                 131,261
   4,145  Sabre Holdings Corp.(1)                                       175,541
   4,056  SunGard Data Systems Inc.(1)                                  117,340
   2,460  TMP Worldwide Inc.(1)                                         105,546
                                                                   -------------
                                                                      1,562,636
                                                                   -------------
INVESTMENT TRUSTS - 5.4%
  10,123  iShares Russell 2000 Index Fund                               978,590
   1,929  MidCap SPDR Trust Series 1                                    178,818
   6,636  Nasdaq 100-Index Tracking Stock(1)                            259,468
   2,084  Standard and Poor's 500
            Depositary Receipt                                          238,243
                                                                   -------------
                                                                      1,655,119
                                                                   -------------
LEISURE - 1.0%
   1,286  Bally Total Fitness
             Holding Corporation(1)                                      27,726
   1,534  Brunswick Corp.                                                33,380
   3,170  Direct Focus Inc.(1)                                           98,919
   4,889  Mattel, Inc.                                                   84,091
     805  Polaris Industries Inc.                                        46,489
                                                                   -------------
                                                                        290,605
                                                                   -------------
LIFE & HEALTH INSURANCE - 0.9%
   4,725  MetLife, Inc.                                                 149,688
   1,037  Principal Financial Group(1)                                   24,888
   4,258  UnumProvident Corp.                                           112,880
                                                                   -------------
                                                                        287,456
                                                                   -------------
MEDIA - 4.8%
   2,481  Charter Communications, Inc.(1)                                40,775
   1,741  Clear Channel Communications, Inc.(1)                          88,634
   7,459  Comcast Corp. Cl A(1)                                         268,561
  10,851  Gemstar - TV Guide
             International, Inc.(1)                                     300,356
     797  Getty Images Inc.(1)                                           18,383
  27,061  Liberty Media Corporation(1)                                  378,854
   4,662  Univision Communications Inc. Cl A(1)                         188,625
   4,022  Viacom, Inc. Cl B(1)                                          177,571
                                                                   -------------
                                                                      1,461,759
                                                                   -------------

See Notes to Financial Statements                 www.americancentury.com      7

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001
Shares                                                                   Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 3.2%
   6,323  Abbott Laboratories                                       $   352,508
   1,582  Baxter International, Inc.                                     84,843
   2,644  Guidant Corp.(1)                                              131,671
   4,663  Medtronic, Inc.                                               238,792
   4,619  PerkinElmer, Inc.                                             161,757
                                                                   -------------
                                                                        969,571
                                                                   -------------

MINING & METALS - 0.4%
   2,306  Freeport-McMoRan Copper &
             Gold, Inc. Cl B(1)                                          30,877
     490  Massey Energy Co.                                              10,158
   1,342  Nucor Corp.                                                    71,072
                                                                   -------------
                                                                        112,107
                                                                   -------------
MOTOR VEHICLES & PARTS - 0.4%
     843  Harley-Davidson, Inc.                                          45,783
     569  Johnson Controls, Inc.                                         45,947
     466  Lear Corporation(1)                                            17,773
   1,078  Visteon Corp.                                                  16,213
                                                                   -------------
                                                                        125,716
                                                                   -------------
OIL REFINING - 0.4%
   1,303  ChevronTexaco Corp.                                           116,762
                                                                   -------------
OIL SERVICES - 2.8%
   3,077  BJ Services Co.(1)                                             99,849
   1,265  Diamond Offshore Drilling, Inc.                                38,456
   7,801  ENSCO International Inc.                                      193,854
     969  Nabors Industries, Inc.(1)                                     33,266
     893  Noble Drilling Corp.(1)                                        30,398
   6,099  Rowan Companies, Inc.(1)                                      118,138
   3,969  Tidewater Inc.                                                134,549
   4,561  Transocean Sedco Forex, Inc.                                  154,253
   1,659  Weatherford International, Inc.(1)                             61,814
                                                                   -------------
                                                                        864,577
                                                                   -------------
PROPERTY & CASUALTY INSURANCE - 7.0%
   2,867  Ace, Ltd.                                                     115,110
     876  Allstate Corp.                                                 29,521
  13,900  American International Group, Inc.                          1,103,659
     227  Berkshire Hathaway Inc. Cl B(1)                               573,175
   1,536  Fidelity National Financial, Inc.                              38,093
   2,658  Loews Corp.                                                   147,200
   1,200  PMI Group, Inc. (The)                                          80,412
     432  XL Capital Ltd. Cl A                                           39,468
                                                                   -------------
                                                                      2,126,638
                                                                   -------------
PUBLISHING - 0.5%
     591  Gannett Co., Inc.                                              39,733
   2,015  McGraw-Hill Companies, Inc. (The)                             122,875
                                                                   -------------
                                                                        162,608
                                                                   -------------
RAILROADS - 0.5%
     389  Canadian National Railway Co.                                  18,781
   2,382  CSX Corporation                                                83,489
     712  Union Pacific Corp.                                            40,584
                                                                   -------------
                                                                        142,854
                                                                   -------------
Shares                                                                   Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 0.5%
   1,648  Equity Office Properties Trust                           $     49,572
     613  Equity Residential Properties Trust                            17,599
   5,748  Host Marriott Corp.                                            51,732
     793  Public Storage, Inc.                                           26,486
                                                                   -------------
                                                                        145,389
                                                                   -------------

RESTAURANTS - 1.5%
   2,299  Applebee's International Inc.                                  78,683
     547  Aramark Corp.(1)                                               14,714
   1,051  CEC Entertainment Inc.(1)                                      45,603
   3,613  McDonald's Corp.                                               95,636
   3,093  Outback Steakhouse, Inc.(1)                                   105,936
   2,236  Starbucks Corp.(1)                                             42,607
   2,048  Wendy's International, Inc.                                    59,740
                                                                   -------------
                                                                        442,919
                                                                   -------------
SECURITIES & ASSET MANAGEMENT - 0.4%
   548  Affiliated Managers Group Inc.(1)                                38,623
   328  Alliance Capital Management
           Holding L.P.                                                  15,849
   542  Merrill Lynch & Co., Inc.                                        28,249
   498  Morgan Stanley Dean Witter & Co.                                 27,858
                                                                   -------------
                                                                        110,579
                                                                   -------------
SEMICONDUCTOR - 1.0%
   9,125  Intel Corp.                                                   286,935
     161  Linear Technology Corp.                                         6,276
      49  Maxim Integrated Products, Inc.(1)                              2,573
     876  Taiwan Semiconductor
            Manufacturing Co. Ltd. ADR(1)                                15,041
                                                                   -------------
                                                                        310,825
                                                                   -------------
SPECIALTY STORES - 2.0%
     389  Bed Bath & Beyond Inc.(1)                                      13,185
   1,850  BJ's Wholesale Club Inc.(1)                                    81,585
   3,076  Home Depot, Inc.                                              156,907
   1,112  RadioShack Corp.                                               33,471
   4,621  Staples, Inc.(1)                                               86,436
   1,073  Tiffany & Co.                                                  33,767
   6,161  Toys 'R' Us, Inc.(1)                                          127,779
     492  Walgreen Co.                                                   16,561
   1,287  Zale Corp.(1)                                                  53,900
                                                                   -------------
                                                                        603,591
                                                                   -------------
TELEPHONE - 0.3%
   1,816  SBC Communications Inc.                                        71,133
   1,862  WorldCom, Inc. - WorldCom Group(1)                             26,226
                                                                   -------------
                                                                         97,359
                                                                   -------------
THRIFTS - 0.5%
   4,839  Washington Mutual, Inc.                                       158,235
                                                                   -------------
TOBACCO - 3.3%
   21,269  Philip Morris Companies Inc.                                 975,184
   1,177  UST Inc.                                                       41,195
                                                                   -------------
                                                                      1,016,379
                                                                   -------------

8          1-800-345-6488                     See Notes to Financial Statements

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001
Shares                                                                   Value
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT - 0.2%
   1,040  Teekay Shipping Corp. ADR                                 $    36,244
     575  United Parcel Service, Inc. Cl B                               31,338
                                                                   -------------
                                                                         67,582
                                                                   -------------
WIRELESS TELECOMMUNICATIONS - 1.2%
   7,220  QUALCOMM Inc.(1)                                              364,430
                                                                   -------------
TOTAL COMMON STOCKS                                                  29,925,151
                                                                   -------------
(Cost $29,717,434)
                                                                        Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 1.6%
   Repurchase Agreement, State
   Street Corp., (U.S. Treasury obligations), in a
   joint trading account at 1.57%,
   dated 12/31/01, due 1/2/02
   (Delivery value $500,044)                                            500,000
                                                                   -------------
  (Cost $500,000)
TOTAL INVESTMENT SECURITIES - 100.0%                                $30,425,151
                                                                   =============
(Cost $30,217,434)

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
SPDR = Standard and Poor's Depositary Receipts
(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 2001

ASSETS
Investment securities, at value (cost of $30,217,434) (Note 3)    $  30,425,151
Cash ..........................................................      15,711,658
Receivable for investments sold ...............................          58,797
Dividends and interest receivable .............................          13,615
                                                                  -------------
                                                                     46,209,221
                                                                  -------------

LIABILITIES
Payable for investments purchased .............................      15,394,628
Accrued management fees (Note 2) ..............................          13,864
Payable for directors' fees and expenses (Note 2) .............              13
                                                                  -------------
                                                                     15,408,505
                                                                  -------------

Net Assets ....................................................   $  30,800,716
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Original Class ..................................     200,000,000
                                                                  =============
Outstanding -- Original Class .................................       3,232,825
                                                                  =============

Net Asset Value Per Share .....................................   $        9.53
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)  ......................   $  31,521,244
Undistributed net investment income ...........................          10,424
Accumulated net realized loss on investment transactions ......        (938,669)
Net unrealized appreciation on investments (Note 3) ...........         207,717
                                                                  -------------
                                                                  $  30,800,716
                                                                  =============

                                               See Notes to Financial Statements

10          1-800-345-6488           See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE PERIOD MAY 1, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

INVESTMENT INCOME
Income:
Dividends ......................................................      $  66,400
Interest .......................................................         14,761
                                                                      ---------
                                                                         81,161
                                                                      ---------

Expenses (Note 2):
Management fees ................................................         69,682
Directors' fees and expenses ...................................             71
                                                                      ---------
                                                                         69,753
                                                                      ---------
Net investment income ..........................................         11,408
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized loss on investment transactions ...................       (939,653)
Change in net unrealized appreciation on investments ...........        207,717
                                                                      ---------
Net realized and unrealized loss ...............................       (731,936)
                                                                      ---------
Net Decrease in Net Assets Resulting from Operations ...........      $(720,528)
                                                                      =========

See Notes to Financial Statements

See Glossary for a Definition of the Table       www.americancentury.com      11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
FOR THE PERIOD MAY 1, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

Increase in Net Assets                                                  2001
                                                                        ----
OPERATIONS
Net investment income ........................................    $     11,408
Net realized loss ............................................        (939,653)
Change in net unrealized appreciation ........................         207,717
                                                               -----------------
Net decrease in net assets resulting from operations .........        (720,528)
                                                               -----------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................................      32,145,501
Payments for shares redeemed .................................        (624,257)
                                                                   -------------
Net increase in net assets from capital share transactions ...      31,521,244
                                                                   -------------

Net increase in net assets ...................................      30,800,716
NET ASSETS
Beginning of period ..........................................               -
                                                                   -------------
End of period ................................................     $30,800,716
                                                                   =============
Undistributed net investment income ..........................         $10,424
                                                                   =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................................       3,303,016
Redeemed .....................................................         (70,191)
                                                                   -------------
Net increase .................................................       3,232,825
                                                                   =============

                                              See Notes to Financial Statements

12          1-800-345-6488          See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------
DECEMBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the original class and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the fund and original shares commenced on May
1, 2001. Sale of the Class II shares had not commenced as of December 31, 2001.
The fund is authorized to issue 200,000,000 shares of the original class and
100,000,000 shares of Class II.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively. There were no open futures contracts at December 31, 2001.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $536,838 (expiring in 2009), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $45,461. The fund has elected to treat such losses as having been incurred in the following year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annualized fee schedule for each class of the fund is as follows:

                                           ORGINAL CLASS        CLASS II
                                           -------------        --------
FUND AVERAGE NET ASSETS
First $20 billion ............................ 1.00%            0.90%
Over $20 billion ............................. 0.95%            0.85%

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee will be computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee will provide compensation for distribution expenses incurred in connection with distributing shares of
Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. No fees were incurred for the Class II during the period
May 1, 2001 (inception of fund) through December 31, 2001, because it had not commenced operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

14      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period May 1, 2001 (inception) through December 31, 2001, totaled $36,567,387 and $5,910,164, respectively.

    At December 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

       Gross Appreciation                           $        740,588
       Gross Depreciation                                   (889,573)
                                                   ---------------------
       Net                                          $       (148,985)
                                                   =====================
       Federal Tax Cost                             $     30,574,136
                                                   =====================

    The difference between book basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was effective December
19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the period May 1, 2001 (inception) through December 31, 2001.

                                                 www.americancentury.com      15

VP Ultra--Financial Highlights
--------------------------------------------------------------------------------

                         FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Original Class

                                                                        2001(1)
                                                                        -------
PER-SHARE DATA

Net Asset Value, Beginning of Period                                    $10.00
                                                                       ---------
Income From Investment Operations
  Net Investment Income                                                    -(2)
  Net Realized and Unrealized Loss                                       (0.47)
                                                                       ---------
  Total From Investment Operations                                       (0.47)
                                                                       ---------
Net Asset Value, End of Period                                           $9.53
                                                                       =========
  Total Return(3)                                                        (4.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                       1.00%(4)
Ratio of Net Investment Income to Average Net Assets                    0.16%(4)
Portfolio Turnover Rate                                                   48%
Net Assets, End of Period (in thousands)                              $30,801

(1)  May 1, 2001 (inception) through December 31, 2001.

(2)  Per share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements

16          1-800-345-6488           See Glossary for a Definition of the Table

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of VP Ultra Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2001,
and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 2001 (inception) through
December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2001
(inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2002

                                                 www.americancentury.com      17

Management

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
-------------------------------------------------------------------------------
GALE E. SAYERS (58)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board, and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

18      1-800-345-6488

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)  4
500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
-------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
-------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                www.americancentury.com      19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:
VP ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have significant price fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[left margin]

PORTFOLIO MANAGERS
  VP Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA
       JERRY SULLIVAN

20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 16.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of
December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                 www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing boat]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

0202                                American Century Investment Services, Inc.
SH-ANN-28524                      (c)2002 American Century Services Corporation